Exhibit 10.01
First Amended and Restated
ARA Alliance, Purchase and Production Agreement
By and Between
Martek Biosciences Corporation
And
DSM Food Specialties B.V.
Dated as of July 13, 2009

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

TABLE OF CONTENTS

1. INTRODUCTION	1

2. DEFINITIONS	2

3. SUPPLY, PRODUCTION AND ORDERS	15

3.1. Martek Requirements for ARA Products	15

3.2. DSM Production	16

3.3. Martek Production	17

3.4. Extraction and RBD Services	20

3.5. Martek Three Year Rolling Forecasts; Martek Firm Orders	23

3.6. DSM Three Year Rolling Forecast; DSM Firm Orders	24

3.7. Delivery Instructions	24

3.8. Shipment	25

3.9. Order Fulfillment	26

3.10. Limitation on Breach	26

4. QUALITY AND VERIFICATION	27

4.1. Verification of Production	27

4.2. Certification of Analysis	27

4.3. Refined Biomass Specification; Specification Changes	29

4.4. Ongoing Biomass Quality Review; Verification of Production Changes	30

4.5. Inspection	30

4.6. Manufacturing Changes	31

4.7. ARA Product Non-Conformity Procedure; Rework and Destruction	34

4.8. Compliance	35

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The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

4.9. Disclaimers	36

5. MARKETING	37

5.1. Expansion of Fields of Use	37

5.2. Customer Contracts	37

5.3. Priority of ARA Marketing	38

5.4. * Arrangements with * Customers	38

5.5. Notification and Challenge Procedure	39

6. FINANCIAL MATTERS	42

6.1. Amounts Payable by Martek	42

6.2. Reconciliations to the Budgeted Price	46

6.3. Adjustments to the Budgeted Price	48

6.4. Amounts Payable by DSM	50

6.5. Invoices and Payment	51

6.6. Interest Charges for Inventory	52

6.7. Margin Protection	52

6.8. Stop Loss	53

6.9. Review of Alliance Structure and Economics; Renegotiation of Pricing Arrangements	54

6.10. Transparency	54

6.11. Books and Records	55

6.12. Break Up Fee	56

6.13. Considerations for Payments and Volume Commitments	56

7. PRODUCT DEVELOPMENTS AND PATENTS	57

7.1. R&D Collaboration	57

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

7.2. Intellectual Property Rights	59

7.3. Prosecution, Maintenance and Enforcement	62

7.4. Intellectual Property Licenses	66

7.5. Technology Transfers	72

7.6. Protection of Other Joint Intellectual Property	73

8. ORGANIZATION (COMMUNICATION, COMMITTEES)	74

8.1. Formation of the Committee	74

8.2. Meetings of the Committee	74

8.3. Status Reports of the Committee	74

8.4. Scope of the Committee Meetings	75

8.5. Deadlock Within a Committee	75

8.6. Deadlock Within the Committee Over Factual Matters	75

8.7. Deadlock Within the Committee Over Non-Factual Matters	76

8.8. External Communication	76

9. TERM; TERMINATION; DAMAGES	77

9.1. Term	77

9.2. Termination for Cause	77

9.3. Effect of Expiration and Termination on Intellectual Property Rights	80

9.4. Other Effects of Termination; Damages; Cap	84

9.5. Limitation of Liability	88

10. GENERAL	88

10.1. Non-Solicitation	88

10.2. Confidential Information	89

10.3. Survival	89

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The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

10.4. Trademarks	90

10.5. Disputes; Arbitration	91

10.6. Regulatory Matters	92

10.7. Assignment, Delegation and Subrogation; Insurance Inspection	92

10.8. Amendments and Waivers	93

10.9. Severability	93

10.10. Relationship of the Parties	94

10.11. Notices	94

10.12. Governing Law	95

10.13. Force Majeure	95

10.14. No Waivers	95

10.15. Entire Agreement	96

10.16. Counterparts	96

10.17. Guarantees	96

10.18. Hierarchy of Documents	96

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The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

MARTEK BIOSCIENCES CORPORATION
DSM FOOD SPECIALTIES BV
FIRST AMENDED AND RESTATED
ARA ALLIANCE, PURCHASE AND PRODUCTION AGREEMENT
This First Amended and Restated ARA Alliance, Purchase and Production Agreement (the “Restated Agreement”) is made and entered into this 13th day of July, 2009 (the “Restatement Effective Date”) by and between DSM Food Specialties B.V., a Besloten Vennootschap organized under the laws of the Netherlands with its principal place of business at A. Fleminglaan 1, 2613 AX Delft, the Netherlands (“DSM”), and MARTEK BIOSCIENCES CORPORATION, a corporation organized under the laws of the State of Delaware with its principal place of business at 6480 Dobbin Road, Columbia, Maryland 21045, USA (“Martek”) who, intending to be legally bound, hereby agree as follows:
1. INTRODUCTION
1.1 Martek and DSM have developed certain complementary (and, in some cases, blocking) technology for the production, refining and blending of arachidonic acid for use in infant formula to meet the nutritional needs of infants and as a potential nutritional supplement and/or food ingredient for young children, pregnant and lactating women and adults generally. Martek owns technology related to the manufacture and use of arachidonic acid and has certain issued patents and pending patent applications throughout the world claiming (a) certain processes for the manufacture of arachidonic acid, (b) certain compounds and (c) certain uses; and DSM owns technology related to the manufacture of arachidonic acid and has certain issued patents and pending patent applications throughout the world claiming (a) certain processes for the manufacture of arachidonic acid, (b) certain formulations for that product, (c) certain compounds and (d) certain applications. Martek has also obtained certain governmental regulatory approvals for the use of arachidonic acid in infant formula.
1.2 Martek and DSM entered into an ARA Alliance, Purchase, and Production Agreement as of April 19, 2004 (the “Signing Date”), but with effect as of and as though entered into on January 1, 2004 (the “Effective Date of the Alliance”) pursuant to which Martek and DSM agreed to certain cross-licensing, purchase, and production arrangements (the “Alliance Agreement”) relating to arachidonic acid, and entered into a related August 2004 letter agreement (the “August 2004 Letter Agreement”).
1.3 Martek and DSM entered into a First Amendment to the Alliance Agreement (the “First Amendment”) as of the 31st day of December, 2005, but with effect as of and as though entered into on January 1, 2005 that sets forth certain amendments to the Alliance Agreement.

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The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

1.4 Martek and DSM entered into a Second Amendment to the Alliance Agreement (the “Second Amendment”) effective as of the 1st day of January 2007 (the “Effective Date of the Second Amendment”) that sets forth certain further amendments to the Alliance Agreement.
1.5 Martek and DSM thereafter entered into a letter agreement (the “Guarantee Remainder Letter”) dated as of April 23, 2008 to address certain commitments under the Alliance Agreement, as amended by the First Amendment and the Second Amendment.
1.6 Martek and DSM entered into a Heads of Agreement for the Third Amendment of the DSM-Martek Alliance Agreement dated December 23, 2008 (the “Heads of Agreement”).
1.7 Martek and DSM now desire to enter into this Restated Agreement in order to consolidate and restate the Alliance Agreement, as amended by the 2004 Letter Agreement, the First Amendment, the Second Amendment and the Guarantee Remainder Letter and as supplemented by the Heads of Agreement, and to make further amendments to the rights and obligations of the parties hereto, effective as of the Restatement Effective Date, all as set forth herein.
1.8 Martek and DSM acknowledge that without the covenants, commitments and agreements relating to Intellectual Property cross-licensing, potential reciprocal capacity expansion, purchase and supply relationships, and certain other information-sharing and interdependencies set forth in the Alliance Agreement (as amended to date) and this Restated Agreement, DSM and Martek would not be able or willing to contribute their complementary resources to cooperative marketing and joint research and development efforts to expand the applications and fields of use for arachidonic acid.
Now, therefore, the parties hereto hereby agree as follows.
2. DEFINITIONS
2.1. “ABN” shall mean Advanced Bionutrition Corporation, a Maryland corporation with offices at 7155 Columbia Gateway Drive, Columbia, Maryland 21046.
2.2. “Actual Rates” shall have the meaning set forth in Section 6.2(b).
2.3. “Actual Usage” shall mean that quantity of ARA Products contained in a Martek Purchase Order for a quarter placed by Martek in accordance with Section 3.5(c) and actually delivered by DSM to Martek in accordance herewith.
2.4. “Additional Capital Asset(s)” shall have the meaning set forth in Section 4.6(d).
2.5. “Adult Applications Gross Profits” shall mean the combined Gross Profits realized by DSM and Martek, from DSM’s manufacture of the ARA Products to Martek’s sales to its customer, less the selling and transaction costs related to such sales, on the sales of Units of ARA that are ultimately sold for use in ARA Applications for Adults.

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The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.6. “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. A Person shall be deemed to “control” another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such other Person, whether through ownership of voting securities, by contract or otherwise.
2.7. “Agreed Annual Fixed Cost” shall mean the Agreed Annual Fixed Cost for the relevant calendar year as set forth in Section 6.1.
2.8. “Agreed Price” shall mean the amount paid by Martek to DSM per Unit of ARA with respect to each calendar year 2009 through 2014 based on the Units of ARA purchased by Martek determined by reference to the applicable Budgeted Price in Section 6.1, as revised to reflect any reconciliations and adjustments as set forth in Sections 6.2 and 6.3.
2.9. “Approved Capital Asset(s)” shall have the meaning set forth in Section 4.6(d).
2.10. “ARA” shall mean the fatty acid called “arachidonic acid”.
2.11. “ARA Applications for Adults” shall mean products containing ARA Products that are specifically labeled and/or marketed for persons over twelve (12) years of age, but shall not include any products containing ARA Products that are specifically labeled for pregnant and/or lactating women.
2.12. “ARA Assay Procedure” shall mean the method to determine the content of ARA in any Biomass, Crude Oil or Finished Oil set forth in Schedule 2.12.
2.13. “ARA Fields of Use” shall mean, with respect to Martek, the Martek ARA Fields of Use and, with respect to DSM, the DSM ARA Fields of Use.
2.14. “ARA Products” shall mean Biomass, Crude Oil, Finished Oil, Spent Biomass and ARA produced in any other form and/or made by any process wherein the ARA content is greater than * of total fatty acids.
2.15. “Audited Party” shall have the meaning set forth in Section 6.11.
2.16. “Biomass” shall mean fermentation product containing ARA conforming to the Specifications set forth in Schedule 2.16.
2.17. “Blended Product” shall mean a product containing an ARA Product and one or more other long chain polyunsaturated fatty acids.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.18. “Breaching Party” shall have the meaning set forth in Section 9.2(b)(i)(A).
2.19. “Break Up Fee Account” shall have the meaning set forth in Section 6.12(a).
2.20. “Budgeted Price” shall be determined as specified in Section 6.1.
2.21. “Budgeted Rates” shall have the meaning set forth in Section 6.1.
2.22. “Cap” shall have the meaning set forth in Section 9.4(c).
2.23. “Capacity Dispute” shall mean the disagreement of the parties as to whether, pursuant to Section 3.3(c), a DSM Shortfall is projected based on the Martek Three Year Rolling Forecast and the DSM Three Year Rolling Production Forecast because Martek disagrees with DSM Three Year Rolling Production Forecast or otherwise.
2.24. “cGMPs” shall mean those current good manufacturing practices that are appropriate for the manufacturer of an ingredient that is used in infant formulas and foods, feeds and pharmaceuticals and shall specifically include those FDA regulations pertaining to infant formulas and food ingredients appearing in the Code of Federal Regulations, Title 21, Parts 106 and 110, including FDA guidelines related thereto and other FDA interpretations thereof.
2.25. “Claim” shall have the meaning set forth in Section 4.2(c).
2.26. “Committee” shall have the meaning set forth in Section 8.1.
2.27. “Confidential Information” shall have the meaning set forth in Section 10.2.
2.28. “Crude Oil” shall mean an ARA Product that is collected after Extraction and that conforms to the Specifications set forth in Schedule 2.28.
2.29. “Current Year” shall have the meaning set forth in Section 6.1.
2.30. “Customer ARA Production Royalty” shall have the meaning set forth in Section 6.1(i).
2.31. “Decision Date” shall have the meaning set forth in Section 5.5(b).
2.32. “Declining Party” shall have the meaning set forth in Section 7.3(a)(iii).
2.33. “DHA” shall mean the fatty acid called “docosahexanoic acid” produced by fermentation or derived from plants.
2.34. “DHA Product” shall have the meaning set forth in Section 7.4(e).
2.35. “*” shall mean symptoms of, damage to or deterioration of the * as a result of *.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.36. “Disputed Fact” shall have the meaning set forth in Section 8.5.
2.37. “Disputed Issue” shall have the meaning set forth in Section 8.7.
2.38. “Down Stream Processing”, or “DSP”, shall mean the process of harvesting, recovery and drying of Biomass.
2.39. “DSM” shall have the meaning set forth in the preamble.
2.40. “DSM Adult Application Customer” shall have the meaning set forth in Section 7.4(f).
2.41. “DSM Adult ARA Applications” shall have the meaning set forth in Section 7.4(f).
2.42. “DSM Adult ARA Products” shall have the meaning set forth in Section 7.4(f).
2.43. “DSM ARA Fields of Use” shall mean (i) any Feed Products and (ii) other uses of ARA that are not for human oral consumption or for the purpose of providing ARA as a nutrient for humans.
2.44. “DSM ARA Field of Use Royalty” shall have the meaning set forth in Section 6.4.
2.45. “DSM Budgeted Volume” shall mean the volume of ARA Products that (i) DSM has forecasted, pursuant to Section 3.6(a), as of November 30 of a Current Year, to require Martek Services on and (ii) Martek has forecasted to perform Martek Services on and deliver to DSM in the Succeeding Year.
2.46. “DSM Confirmation Letter” shall mean DSM’s written confirmation to Martek of a Martek Purchase Order.
2.47. “DSM Costs” shall mean the actual costs incurred by DSM in connection with the production of ARA Products, including without limitation the DSM Fixed Cost per Unit of ARA and the DSM Variable Cost per Unit of ARA, calculated in accordance with the accounting principles and procedures set forth on Schedule 2.47.
2.48. “DSM Extraction Allocation” shall have the meaning set forth in Section 3.4(a).
2.49. “DSM Firm Order” shall have the meaning set forth in Section 3.6(a).
2.50. “DSM Fixed Cost” shall have the meaning set forth in Section 6.1.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.51. “DSM Gross Profits” shall have the meaning set forth in Section 9.4(c).
2.52. “DSM Improvement” shall have the meaning set forth in Section 7.4(d).
2.53. “DSM Mark Up” shall have the meaning set forth in Section 6.1.
2.54. “DSM Patents” shall mean (i) all the patents listed on Schedule 2.54 and all corresponding patents worldwide, including any corresponding supplemental protection certificate, substitution, renewal, division, continuation, continuation-in-part, inventors’ certificate, reissue, reexamination, extension, patent of addition, and patent of incorporation, and all counterparts thereof; and (ii) all patents that issue from applications listed on Schedule 2.54 or that issue from any corresponding patent application worldwide, including any regional or national phase application, regular or provisional application, as well as any continuation, continuation-in-part, division and renewal thereof.
2.55. “DSM Proprietary Technology” shall mean, collectively, (i) all Know-how necessary for or useful to the manufacture, processing or use of ARA Products, including, but not limited to, the most efficient and effective fungal strains, and which Know-how is (a) as of the Effective Date of the Alliance owned by DSM or any DSM Affiliate and set forth on Schedule 2.55, or (b) disclosed or required to be disclosed to Martek pursuant to Section 7.4(d) immediately prior to the Restatement Effective Date, and (ii) all DSM Patents.
2.56. “DSM Purchase Order” shall mean the purchase order issued every quarter by DSM to Martek to confirm the amount indicated in a DSM Firm Order.
2.57. “DSM R&D Patents” shall have the meaning set forth in Section 7.2(b)(i).
2.58. “DSM RBD Services Allocation” shall have the meaning set forth in Section 3.4(b).
2.59. “DSM Shortfall” shall mean the difference between (X) the lesser of (a) the aggregate amount of ARA Products requested in Martek Purchase Orders for delivery during a calendar quarter and (b) * metric tons of 40% ARA (i.e., one Unit of ARA divided by 2.5) and (Y) the aggregate amount of ARA Products actually delivered by DSM to Martek during such calendar quarter in response to such Purchase Orders, but not less than zero.
2.60. “DSM Three Year Rolling Forecast” shall have the meaning set forth in Section 3.6(a).
2.61. “DSM Three Year Rolling Production Forecast” shall have the meaning set forth in Section 3.5(b).
2.62. “Effective Date of the Alliance” shall have the meaning specified in the Introduction.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.63. “Enforcing Party” shall have the meaning set forth in Section 7.3(b).
2.64. “Excluded Subject Matter” shall consist of the subject matter covered by (i) all the patents listed on Schedule 2.64 and all corresponding patents worldwide, including any corresponding supplemental protection certificate, substitution, renewal, division, continuation, continuation-in-part, inventors’ certificate, reissue, reexamination, extension, patent of addition, and patent of incorporation, and all counterparts thereof; and (ii) all patents that issue from applications listed on Schedule 2.64 or that issue from any corresponding patent application worldwide, including any regional or national phase application, regular or provisional application, as well as any continuation, continuation-in-part, division and renewal thereof. “Excluded Subject Matter” shall also include all improvements and know-how related to the patents set forth in (i) and (ii) above.
2.65. “Extraction” shall mean the process of deriving Crude Oil from Biomass.
2.66. “EXW” shall have the meaning set forth in Incoterms 2000.
2.67. “FDA” shall mean the US Food and Drug Administration.
2.68. “Feed Products” shall mean any products (i) for the feeding, or otherwise provisioning of nutrients, to non-human animals, including, but not limited to, mammals, fish, and birds and (ii) not intended or marketed for the purpose of providing ARA as a nutrient for humans.
2.69. “Finished Oil” shall mean Crude Oil that has been refined, bleached and deodorized and meets the Specifications set forth on Schedule 2.70.
2.70. “Finished Oil Specifications” shall mean the product specifications set forth in Schedule 2.70.
2.71. “Fixed Costs” shall mean those costs that do not change directly in proportion to changes in the number of Units of ARA produced and shall include, but not be limited to, the fixed portions of labor, depreciation, project costs, the fixed portion of energy costs, insurance, local taxes, site service allocations such as production staff, maintenance, purchasing, quality assurance, and security services. Fixed Costs shall not include Variable Costs.
2.72. “FMV” shall have the meaning set forth in Section 7.2(b)(iv)(A).
2.73. “Force Majeure Event” shall have the meaning set forth in Section 10.13.
2.74. “Gross Profit” shall mean Net Sales less actual costs of goods of the ARA Products sold.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.75. “Gross Profits on Other ARA Applications” shall mean the combined Gross Profits realized by DSM and Martek, from DSM’s manufacture of the ARA Products to Martek’s sales to its customer, less the selling and transaction costs related to such sales, on the sales of Units of ARA that are ultimately sold for use in Other ARA Applications.
2.76. “Growing Up Milk” shall mean nutritionally enhanced milk and soy milk-based products intended for use by children from twelve (12) through thirty-six (36) months of age and older.
2.77. “Guaranty Agreement” shall mean an agreement in the form set forth on Schedule 2.77
2.78. “IBA Rules” shall have the meaning set forth in Section 10.5(a).
2.79. “ICC Rules” shall have the meaning set forth in Section 10.5(a).
2.80. “IP Notice” shall have the meaning set forth in Section 5.5(a).
2.81. “IP Notice Receipt Date” shall have the meaning set forth in Section 5.5(a).
2.82. “Improvements” shall have the meaning set forth in Section 7.4(d).
2.83. “Included ARA Products” shall have the meaning set forth in Section 5.5(a).
2.84. “Infant Formula Product” shall mean a human breast milk substitute formulated industrially in accordance with applicable Codex Alimentarius and/or FDA standards or other applicable regulatory bodies (a) to satisfy the total normal nutritional requirements of infants from birth up to between four (4) and six (6) months of age and adapted to their physiological characteristics or fed in addition to other foods to infants up to approximately one (1) year of age and older or (b) to satisfy the total normal nutritional requirements of infants born prematurely, as well as nutritional requirements of infants with special dietary needs.
2.85. “Infringed Party” shall have the meaning set forth in Section 9.2(a)(ii).
2.86. “Infringing Party” shall have the meaning set forth in Section 9.2(a)(i)(B).
2.87. “Intellectual Property” shall mean common law and statutory rights anywhere in the world arising under or associated with (i) patents, patent applications and inventors’ certificates, (ii) copyrights, copyright registrations and copyright applications, and “moral” rights, (iii) the protection of trade and industrial secrets and confidential information, including business information (such as contact and customer lists, telephone numbers and business plans) ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice) (“Trade Secrets”), (iv) trademarks, trade names and service marks (“Trademarks”), (v) other proprietary rights relating or with respect to the protection of technology, (vi) rights in Internet domain names, URL and other internet-related properties, (vii) divisions, continuations, renewals, reissuances and extensions of the foregoing (as applicable) and (viii) analogous rights to those set forth above, including the right to enforce and recover damages for the infringement or misappropriation of for any of the foregoing.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.88. “Joint Know-how” shall have the meaning set forth in Section 7.2(b)(ii).
2.89. “Joint Patents” shall have the meaning set forth in Section 7.2(b)(ii).
2.90. “Joint Proprietary Technology” shall mean, collectively, the Joint Patents and the Joint Know-how.
2.91. “Jointly Funded ARA Research Project” shall have the meaning set forth in Section 7.1(c)(ii).
2.92. “Know-how” shall mean all know-how, Trade Secrets and technology (including, but not limited to, manufacturing and production processes, formulations and techniques, research and development information, methodology, drawings, specifications, designs, plans, proposals and technical data) related to ARA.
2.93. “Know-how Records” shall have the meaning set forth in Section 7.5(c).
2.94. “Lead Party” shall have the meaning set forth in Section 7.3(a)(i).
2.95. “Leader” shall have the meaning set forth in Section 8.1.
2.96. “Liable Party” shall have the meaning set forth in Section 9.4(c).
2.97. “Losses” shall have the meaning set forth in Section 9.4(c).
2.98. “Manufacturing Party” shall have the meaning set forth in Section 4.4.
2.99. “Martek” shall have the meaning set forth in the preamble.
2.100. “Martek Allocation” shall have the meaning set forth in Section 3.1(b).
2.101. “Martek ARA Fields of Use” shall mean all ARA fields of use other than the DSM ARA Fields of Use.
2.102. “Martek Budgeted Volume” shall mean the volume of ARA Products that (i) Martek has forecasted, pursuant to Section 3.5(a), as of November 30 of a Current Year, to purchase from DSM during the Succeeding Year and (ii) DSM has forecasted to produce and deliver to Martek in such Succeeding Year.
2.103. “Martek Confirmation Letter” shall mean Martek’s written confirmation to DSM of a DSM Purchase Order.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.104. “Martek Costs” shall mean, for each calendar year, those expenses of Martek related to providing Martek Services to DSM and its Affiliates calculated in accordance with (i) the accounting principles set forth on Schedule 2.104 and (ii) the process set forth in Article 6.
2.105. “Martek Expansion” shall have the meaning set forth in Section 3.3(c).
2.106. “Martek Firm Order” shall have the meaning set forth in Section 3.5(a).
2.107. “Martek Improvement” shall have the meaning set forth in Section 7.4(d).
2.108. “Martek Patents” shall mean (i) all the patents listed on Schedule 2.108 and all corresponding patents worldwide, including any corresponding supplemental protection certificate, substitution, renewal, division, continuation, continuation-in-part, inventors’ certificate, reissue, reexamination, extension, patent of addition, and patent of incorporation, and all counterparts thereof; and (ii) all patents that issue from applications listed on Schedule 2.108 or that issue from any corresponding patent application worldwide, including any regional or national phase application, regular or provisional application, as well as any continuation, continuation-in-part, division and renewal thereof.
2.109. “Martek Proprietary Technology” shall mean, collectively, (i) all Know-how necessary for or useful to the manufacture, processing or use of ARA Products and which Know-how is (a) as of the Effective Date of the Alliance owned by Martek or any Martek Affiliate and set forth on Schedule 2.109, or (b) disclosed or required to be disclosed hereunder to DSM pursuant to Section 7.4(d) immediately prior to the Restatement Effective Date including without limitation technology for the Extraction and RBD processing steps contemplated in Section 3, and (ii) all Martek Patents.
2.110. “Martek Purchase Order” shall mean the purchase order issued every quarter to confirm the amount indicated in a Martek Firm Order.
2.111. “Martek R&D Patents” shall have the meaning set forth in Section 7.2(b)(i).
2.112. “Martek Services” shall mean Extraction and/or RBD services performed hereunder by or for Martek for DSM, as requested by DSM in a DSM Purchase Order.
2.113. “Martek Shortfall” shall mean the difference between the amount of Crude Oil or Finished Oil, as applicable, requested in a DSM Purchase Order and the amount of Crude Oil or Finished Oil, as applicable, actually delivered by Martek to DSM within fifteen (15) days of the date on which delivery is required hereunder in response to that purchase order; in each case less the balance, if any, of the DSM RBD Services Allocation or DSM Extraction Allocation, as applicable.
2.114. “Martek Three Year Rolling Forecast” shall have the meaning set forth in Section 3.5(a).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.115. “Martek Three Year Rolling Services Forecast” shall have the meaning set forth in Section 3.6(b).
2.116. “Material Breach” shall have the meaning set forth in Section 9.2(b)(i)(A).
2.117. “Material Failure” shall have the meaning set forth in Section 9.2(b)(i)(A).
2.118. “Customers” shall mean the Martek customers with * as specified on Schedule 2.118.
2.119. “Nestec” shall mean Nestec Ltd., a corporation organized under the laws of Switzerland, with offices at Avenue Nestle 55, CH 1800, Vevey, Switzerland.
2.120. “Net Revenues” shall mean the gross monies received from sublicensing the Joint Proprietary Technology to a non-affiliated third party minus commissions, delivery costs, sales tax and credits for refunds and returns directly related thereto.
2.121. “Net Sales” shall mean gross monies including royalties (except the Customer ARA Production Royalty) received from sales of ARA Products minus commissions, delivery costs, sales tax and credits for refunds and returns directly related to such sales.
2.122. “New ARA Product” shall have the meaning set forth in Section 3.1(d).
2.123. “New R&D Inventions” shall have the meaning set forth in Section 7.2(b).
2.124. “Non-Breaching Party” shall have the meaning set forth in Section 9.2(b)(i)(B).
2.125. “Notifying Party” shall have the meaning set forth in Section 5.5(a).
2.126. “Other ARA Applications” shall mean ARA Products that are ultimately sold for use in the Martek ARA Fields of Use, other than for Infant Formula Products, Products for Babies and ARA Applications for Adults.
2.127. “Other Materials” shall mean the list of items labeled “Other Materials” on Schedule 6.1-B.
2.128. “Out of Scope Customer” shall have the meaning set forth in Section 5.2.
2.129. “Patent Expenses” shall have the meaning set forth in Section 7.3(a)(i).
2.130. “Patent Proponent Party” shall have the meaning set forth in Section 7.3(a)(ii).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.131. “Patent Protection Process” shall have the meaning set forth in Section 7.3(a)(i).
2.132. “Person” shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, business, trust, unincorporated organization or other enterprise or form of organization and any governmental authority.
2.133. “PPI” shall mean the US Producer Price Index for code PC UOMFG for “all other miscellaneous food manufacturing” (Series PCU 311999311999) as published by the Bureau of Labor Statistics of the United States Department of Labor.
2.134. “Production Technology” shall mean any New R&D Inventions necessary for or useful to the manufacture of ARA in any biomass.
2.135. “Products for Babies” shall mean any products specifically labeled and/or marketed for babies, toddlers, infants and/or children up to three (3) years of age, other than Infant Formula Products, but including Growing Up Milk.
2.136. “Profit Sharing Fee” shall have then meaning set forth in Section 6.1(g).
2.137. “R&D” shall mean research and development of or relating to ARA Products.
2.138. “R&D Collaboration Goals” shall have the meaning set forth in Section 7.1(a).
2.139. “R&D Committee” shall have the meaning set forth in Section 7.1(b).
2.140. “R&D Leader” shall have the meaning set forth in Section 7.1(b).
2.141. “R&D Plan” shall mean a summary of research and development work on ARA planned by each party for the Succeeding Year.
2.142. “Raw Materials” shall mean * and other raw materials used in the production of ARA, but shall not include *.
2.143. “RBD” shall mean the combined processes of refining, bleaching and deodorizing Crude Oil.
2.144. “Recovered Amounts” shall have the meaning set forth in Section 6.3(a).
2.145. “Responding Party” shall have the meaning set forth in Section 5.5(a).
2.146. “Restated Agreement” shall have the meaning set forth in the preamble and shall include the Schedules.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.147. “Restatement Effective Date” shall have the meaning set forth in the preamble.
2.148. “Returned Material” shall have the meaning set forth in Section 4.7(c).
2.149. “*” shall mean the use of products derived or sourced from ARA Products as a source of * in *, but any consumer products using such * shall not (i) contain an ARA content greater than * of the * of the end consumer product, (ii) be labeled as containing ARA or (iii) be intended to provide ARA for *.
2.150. “Section 9.2(a) Material Breach” shall have the meaning set forth in Section 9.2(a)(i)(B).
2.151. “Signing Date” shall have the meaning specified in the preamble.
2.152. “Solely Funded ARA Research Project” shall have the meaning as set forth in Section 7.1(c)(i).
2.153. “Specifications” shall mean: (a) the product specifications for the respective ARA Products, as set forth on Schedules 2.16, 2.28 and 2.70, as applicable, which shall be deemed in all cases to require compliance with cGMPs, and the requirements for kosher certification by the Orthodox Union and for Halal certification by the Islamic Food and Nutrition Council of America or any other organization agreed upon by the parties for all of a party’s respective facilities and the facilities of any subcontractor that are used to manufacture, produce and/or package any ARA Products; (b) quality control methods and methods of analysis with respect to Biomass, Crude Oil, and Finished Oil; and (c) other requirements and specifications for ARA Products as set forth in this Restated Agreement, as amended from time to time by the Committee pursuant to Section 8, taking into account customers’ requirements among other things, or otherwise by mutual written agreement of the parties.
2.154. “Spent Biomass” shall mean the material remaining after Extraction (such as through the use of hexane) has been completed.
2.155. “Spent Biomass Order” shall have the meaning set forth in Section 3.2(d).
2.156. “Sublicensable Technology” shall have the meaning set forth in Section 7.2(b)(iv).
2.157. “Sublicensing Notice” shall have the meaning set forth in Section 7.2(b)(iv).
2.158. “Sublicensing Requester” shall have the meaning set forth in Section 7.2(b)(iv).
2.159. “Succeeding Year” shall have the meaning set forth in Section 6.1.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

2.160. “Termination Notice” shall have the meaning set forth in 5.5(c).
2.161. “Testing Party” shall have the meaning set forth in Section 4.4.
2.162. “Third Party Toll Manufacturers” shall mean a third party toll manufacturer whose business activity includes serving as a toll manufacturer and (A) on behalf of DSM, (i) ferments ARA Products, (ii) performs RBD services using Martek Proprietary Technology, Martek Improvements and/or Joint Proprietary Technology, or (iii) performs Extraction services using Martek Proprietary Technology, Martek Improvements and/or Joint Proprietary Technology and (iv) whose entire output of ARA Products, and/or ARA Products upon which RBD and/or Extraction services have been performed using such technology, is purchased by DSM, or (B) on behalf of Martek, (i) ferments ARA Products using DSM Proprietary Technology, DSM Improvements and/or Joint Proprietary Technology, (ii) performs RBD services using DSM Proprietary Technology, DSM Improvements and/or Joint Proprietary Technology, or (iii) performs Extraction services using DSM Proprietary Technology, DSM Improvements and/or Joint Proprietary Technology and (iv) whose entire output of ARA Products, and/or ARA Products upon which RBD and/or Extraction services have been performed, using such technology is purchased by Martek.
2.163. “Transfer Procedures” shall have the meaning set forth in Section 8.4(a).
2.164. “Undepreciated * Costs” shall have the meaning set forth in Section 9.4(d)(iii).
2.165. “Undepreciated Pre-2004 Costs” shall have the meaning set forth in Section 9.4(d)(iii).
2.166. “Unit of ARA” shall mean that quantity of any ARA Product that contains one (1) kilogram of pure ARA as determined by the applicable ARA Assay Procedure set forth in Schedule 2.12.
2.167. “Unit of DHA” shall mean that quantity of any product that contains one (1) kilogram of pure DHA as determined by * or as otherwise mutually agreed by the parties.
2.168. “Usages” shall mean the quantity or amount of a specified Raw Material or utility that is required to produce one Unit of ARA as specified in Schedule 6.1-A and Schedule 6.1-B.
2.169. “Variable Costs” shall mean those costs that change directly in proportion to changes in the number of Units of ARA produced, and shall include, but not be limited to: raw and intermediate materials, utilities, packaging, operations performed elsewhere, transportation, the variable portion of waste and effluent disposal or treatment, and the variable portion of energy costs. Variable Costs shall not include Fixed Costs.
2.170. “*” shall mean * having a * that are identified by mutual agreement between * pursuant to that certain *.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

3. SUPPLY, PRODUCTION AND ORDERS
3.1. Martek Requirements for ARA Products.
(a) Martek and its Affiliates will have the right to produce an unlimited amount of ARA Products directly or through one or more Third Party Toll Manufacturers, but their respective ability to sell and/or use such ARA Products shall be limited to the extent expressly provided in this Restated Agreement.
(b) Except as otherwise expressly set forth in Section 3.3, Martek agrees that neither it nor any of its Affiliates shall sell, directly or indirectly, in any calendar year, a combined aggregate quantity of ARA Products that contains more than forty thousand (40,000) Units of ARA, as adjusted pursuant to Section 3.1(c) immediately below, that are derived from ARA Products other than those that Martek has purchased from DSM pursuant to this Restated Agreement (the “Martek Allocation”).
(c) In the event of a DSM Shortfall during any calendar year, the Martek Allocation for that calendar year will be increased according to and subject to Section 3.3(b) during the calendar year in which such DSM Shortfall has occurred by the number of Units of ARA necessary to meet such DSM Shortfall and, unless otherwise provided in Section 3.3(b), the Martek Allocation will automatically revert for the next calendar year to ARA Products containing forty thousand (40,000) Units of ARA that are derived from ARA Products other than those that Martek has purchased from DSM pursuant to this Restated Agreement.
(d) Except as otherwise expressly set forth in this Restated Agreement, Martek shall purchase from DSM all of its requirements for ARA Products. Notwithstanding anything to the contrary contained in this Restated Agreement, the parties agree that where (i) Martek has developed an ARA Product wherein the ARA content is greater than * but no more than * of total fatty acids (a “New ARA Product”), and (ii) the primary product in such New ARA Product is not ARA, the parties will agree to negotiate in good faith the terms on which to permit Martek to sell such New ARA Product; provided that such New ARA Product shall only be sold by Martek inside the Martek ARA Fields of Use and the sale of Units of ARA contained in such New ARA Product shall be subject to the Profit Sharing Fee set forth in Section 6.1(g) herein and such other terms as the parties may agree upon.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

3.2. DSM Production.
(a) The parties acknowledge that DSM currently has fermentation and Down Stream Processing production facilities in Capua, Italy and in Belvidere, New Jersey. In order to enable DSM to lower its Fixed Costs and in exchange for DSM’s agreement herein to commit to Usages for certain periods as provided in Section 6.1, DSM hereby agrees * ARA production for Martek * on or before *, subject to the terms and conditions set forth herein including without limitation the payments to be made pursuant to Section 6.13 hereof.
(b) DSM agrees that it will, itself or through one or more Third Party Toll Manufacturers, produce ARA Products under this Restated Agreement using fermentation. Subject to Section 3.3(a), Martek agrees that it will, itself or through one or more Third Party Toll Manufacturers, perform RBD services for the ARA Products produced by DSM for both the Martek ARA Fields of Use and the DSM ARA Fields of Use. DSM agrees that, except as otherwise permitted in Section 3.4(b), neither it nor any of its Affiliates shall procure or accept any RBD services with respect to ARA Products intended for sale from any Person other than Martek or its Affiliates.
(c) Subject to Section 3.3(a) Martek agrees that it will, itself or through one or more Third Party Toll Manufacturers, perform Extraction for the Biomass produced by DSM. DSM agrees that, except as otherwise permitted in Section 3.4(a), neither it nor any of its Affiliates shall perform, or have performed for it by any Person other than Martek or its Affiliates, directly or indirectly, Extraction on any Biomass produced by DSM and intended for sale.
(d) Two (2) weeks before the beginning of each calendar quarter, DSM may place an order with Martek for the amount (by weight or percent of total) of Spent Biomass (the “Spent Biomass Order”) produced during such calendar quarter at Martek’s facilities and at Martek’s Third Party Toll Manufacturers that DSM desires. For each calendar quarter for which Martek receives a Spent Biomass Order from DSM, Martek shall transport to and store for DSM at Martek’s production facilities an amount of Spent Biomass equal to the lesser of (i) the amount specified in such Spent Biomass Order or (ii) the total aggregate amount of Spent Biomass that Martek and such Third Party Toll Manufacturers produce during such quarter. DSM shall arrange for the Spent Biomass that is the subject of a Spent Biomass Order to be removed from Martek’s premises no later than thirty (30) days following the end of the related calendar quarter, otherwise Martek shall have the right to dispose of such Spent Biomass. DSM shall pay all third party costs and shall reimburse Martek within forty-five (45) days of receipt of invoice from Martek for all of its direct costs in connection with the storage at and transportation from Martek’s production facilities of Spent Biomass that is the subject of a Spent Biomass Order including but not limited to direct costs related to salvaging Spent Biomass, but otherwise DSM shall not pay Martek or any Third Party Toll Manufacturer for such Spent Biomass, and such storage and transportation costs shall not be included in any calculation of the Agreed Price. It is understood and agreed that Martek shall have the right to destroy or discard any Spent Biomass that is not the subject of a Spent Biomass Order or that Martek in its sole discretion determines is hazardous to store.
(e) It is understood and agreed that DSM shall be entitled to utilize its * to produce ARA Products to the extent necessary in order to avoid or redress a DSM Shortfall, which utilization shall have no impact on the Agreed Price (i.e., no impact on the DSM Fixed Costs, Usages or DSM Variable Costs), which Agreed Price and shipping costs shall in all cases be the same as if the relevant ARA Products were produced *.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

3.3. Martek Production.
(a) Subject to Martek’s rights under Section 5.5(d), Martek shall be entitled to produce ARA Products only at its own facility or at a Third Party Toll Manufacturer that shall be reasonably acceptable to DSM taking into consideration all the facts and circumstances, including without limitation DSM’s proprietary interests in any DSM Proprietary Technology, DSM Improvements and/or Production Technology proposed by Martek to be used by such Third Party Toll Manufacturer as well as DSM’s competitive relationship with the proposed Third Party Toll Manufacturer. Martek will obtain written approval from DSM, not to be unreasonably withheld, prior to using the DSM Proprietary Technology, DSM Improvements and/or Production Technology at such Third Party Toll Manufacturer for the production of such ARA Products. Notwithstanding the foregoing DSM shall have the right in its sole discretion to reject a proposed Third Party Toll Manufacturer based upon DSM’s competitive relationship therewith or its good faith concern regarding DSM’s proprietary interest in DSM Proprietary Technology, DSM Improvements and/or Production Technology if such proposed Third Party Toll Manufacturer would perform work relating to the processing of Finished Oil or equivalents thereof, provided that DSM itself performs the work that would otherwise be performed by such rejected Third Party Toll Manufacturer or proposes an alternative Third Party Toll Manufacturer reasonably acceptable to Martek to perform such work, in each case at a cost to Martek substantially equivalent to the cost that Martek would incur if such work had been performed by the rejected Third Party Toll Manufacturer. Upon DSM’s acceptance of any such Third Party Toll Manufacturer, Martek shall take all reasonable measures to protect DSM’s proprietary interests in the DSM Proprietary Technology, DSM Improvements and/or Production Technology while such DSM Proprietary Technology, DSM Improvements and/or Production Technology are being used by such Third Party Toll Manufacturer. Notwithstanding the foregoing, Martek shall, as soon as practicable, discontinue using the DSM Proprietary Technology, DSM Improvements and/or Production Technology at such Third Party Toll Manufacturer if at any time following discussions with DSM either Martek or DSM reasonably determines that the continued use by such Third Party Toll Manufacturer of DSM Proprietary Technology, DSM Improvements and/or Production Technology would be reasonably likely to pose a threat to DSM’s proprietary interests in such DSM Proprietary Technology, DSM Improvements and/or Production Technology; the party making such determination shall notify the other party immediately upon making such determination and Martek shall give DSM all reasonable assistance in connection with any efforts by DSM to protect DSM’s proprietary interests in such DSM Proprietary Technology, DSM Improvements and/or Production Technology. In the event that Martek manufactures such ARA Products at its own facilities or at any Third Party Toll Manufacturer solely for purposes of responding to a DSM Shortfall using the DSM Proprietary Technology, DSM Improvements and/or Production Technology, DSM will assist Martek at Martek’s request by providing reasonable ARA manufacturing assistance to Martek and Martek shall reimburse DSM for DSM’s reasonable costs and expenses incurred in connection with providing such assistance.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(b) If DSM Shortfalls occur for * as a result of a Force Majeure Event or otherwise, or are projected for the next succeeding * (based on DSM’s Three Year Rolling Production Forecast under Section 3.5(b) and the Martek Three Year Rolling Forecast), the Martek Allocation shall be increased by the number of Units of ARA necessary to meet such DSM Shortfalls for the current calendar year and for subsequent calendar years until DSM notifies Martek in good faith in writing that it is able to meet Martek’s then current Three Year Rolling Forecast (the “Resume Notice Date”); provided, however, that if the Resume Notice Date is prior to July 1st in the relevant calendar year, the Martek Allocation shall revert to 40,000 Units of ARA effective January 1 of the calendar year immediately following the year in which the Resume Notice Date occurs, and if the Resume Notice Date is on or after July 1st in the relevant calendar year, the Martek Allocation for such year shall equal the greater of (i) 40,000 Units of ARA and (ii) the number of Units of ARA manufactured, acquired or committed to be acquired by Martek in reliance on the increased Martek Allocation during the remainder of the calendar year during which the Resume Notice Date occurs (but not to exceed the Units of ARA resulting from a DSM Shortfall(s)) and the Martek Allocation for the following calendar year shall be equal to 40,000 Units of ARA plus the number of Units of ARA committed to be acquired by Martek in reliance on the increased Martek Allocation during the portion of the six month period following the Resume Notice Date that extends into such following calendar year, and shall revert to 40,000 Units of ARA after the end of the calendar year following the calendar year in which the Resume Notice Date occurs. Notwithstanding the foregoing, Martek will use its commercially reasonable efforts to shorten any period before resuming purchases from DSM and shall purchase as much ARA Products as is commercially reasonable from DSM during any period following the Resume Notice Date.
It is understood and agreed between the parties hereto that, notwithstanding anything to the contrary in this Restated Agreement, variations up to * between: i) the aggregate amount of ARA Products requested in Martek Purchase Orders for delivery during a calendar quarter and ii) the aggregate amount of ARA Products actually delivered by DSM to Martek during such calendar quarter in response to such Martek Purchase Orders, to the extent resulting from (x) use of the preliminary Biomass conversion factor (which factor is determined by the Committee), (y) variations of no more than * in the exact date of delivery and/or (z) the use of the preliminary budget extraction factor (which factor is determined by the Committee), shall not be considered in determining whether a DSM Shortfall has occurred. If Martek determines in good faith that, prior to adjusting the delivered amounts of ARA Product in any calendar quarter for deviations in quantities resulting from the causes referred to above, a DSM Shortfall has occurred, then Martek will confirm the preliminary amount of the alleged DSM Shortfall to DSM within thirty (30) days following the end of any such calendar quarter within which the alleged DSM Shortfall occurred.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Any unfilled portion of a Martek Purchase Order applicable to a quarter shall be reduced by the increase in the Martek Allocation, if any, in the immediately following quarter. Notwithstanding anything to the contrary in this Restated Agreement, for any Martek Purchase Order that is confirmed by DSM pursuant to Section 3.5(c), but that is not completely filled by DSM within ninety (90) days following the end of the calendar quarter within which delivery was scheduled, the unfilled portion of such Martek Purchase Order shall no longer be deemed to be subject to a binding Martek Purchase Order pursuant to Section 3.5 to the extent of such failure to deliver, and DSM shall not be required to deliver, and Martek shall not be required to accept any later delivery of, the unfilled portion of such Martek Purchase Order, unless otherwise expressly agreed in writing by the parties. Delivery of ARA Products during the calendar quarter immediately following the calendar quarter within which delivery of any unfilled portion of a Martek Purchase Order was originally scheduled shall be considered delivery of such unfilled portion of the Martek Purchase Order, before any such deliveries shall count against any Purchase Orders calling for delivery subsequent to the Martek Purchase Order with respect to which there was an unfilled portion. For clarity, the provisions of this paragraph shall not affect the Martek Allocation determination provisions in the first paragraph of this Section 3.3(b).
(c) In the event (i) DSM Shortfalls are projected (based on DSM’s Three Year Rolling Production Forecast and the Martek Three Year Rolling Forecast) or occur for * as a result of a Force Majeure Event or otherwise, (ii) Martek has requested in writing that DSM expand its ARA production capacities by a specified volume in excess of the capacity of * Units of ARA (which is the agreed annual capacity * as of the Restatement Effective Date through December 31, 2014), (iii) Martek has offered to guarantee to DSM that DSM would recoup its investment in so expanding its ARA production capacities by such volume, through the DSM Mark Up received on purchase orders by Martek for ARA Products over a period of * and (iv) DSM has not commenced construction to expand, within * of Martek’s written request (or such longer period as the parties may agree), its ARA production capacities by at least the specified volume or if DSM fails to proceed with diligence in such expansion or fails to complete such expansion within * of such commencement, then Martek shall be entitled to expand its ARA production capacity and/or subcontract production of ARA Products to one or more third parties by the specified volume (the “Martek Expansion”), provided that Martek provides DSM with written notice prior to commencing construction and commences construction of such expansion or enters into a subcontracting arrangement within * of its written request as referred to under (ii) herein and, in the case of expansion activities, pursues them to completion with diligence and completes such expansion within * of such commencement.
(d) Any Martek Expansion shall permanently add to the Martek Allocation unless there is a Capacity Dispute related to such Martek Expansion. If a Capacity Dispute occurs the parties shall attempt, in good faith, to agree upon the amount of the DSM Shortfall expected pursuant to Section 3.3(c). If the parties reach agreement upon the amount of such DSM Shortfall and Martek proceeds with a Martek Expansion pursuant to Section 3.3(c), the then current Martek Allocation shall be permanently increased by the amount of such DSM Shortfall. If the parties cannot resolve the Capacity Dispute, the parties shall proceed to arbitration pursuant to Section 10.5 and the arbitrators shall determine whether, pursuant to Section 3.3(c), a DSM Shortfall is projected, and the extent of such DSM Shortfall. In making such determination, the arbitrators shall only consider the facilities dedicated to ARA production, technology, processes, formulas, and expertise that were in existence at the time the Capacity Dispute first arose and the technology, processes and formulas that were reasonably contemplated and known by the Committee at the time of the Capacity Dispute. The Martek Allocation shall be permanently increased by the amount of the DSM Shortfall as so determined by the arbitrators.
(e) In the event that after such a Martek Expansion, Martek’s demand for ARA Products decreases resulting in a decrease of required production capacity, such decrease shall be shared pro rata by the parties.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

3.4. Extraction and RBD Services.
(a) The parties agree that DSM and its Affiliates will have the right, either directly or through one or more Third Party Toll Manufacturers, to perform Extraction of Biomass to produce an unlimited amount of Crude Oil, but their respective ability to sell and/or use ARA Products resulting therefrom shall be limited to the extent expressly provided in this Restated Agreement. Except as expressly set forth below, DSM agrees that in any calendar year neither it nor its Affiliates shall sell, directly or indirectly, a combined aggregate quantity of ARA Products into any DSM ARA Fields of Use and/or any DSM Adult ARA Applications that contain more than the greater of (i) forty thousand (40,000) Units of ARA and (ii) the Crude Oil requirements for the DSM ARA Fields of Use (the “DSM Extraction Allocation”) as adjusted pursuant to this Section 3.4(a), that are not derived from ARA Products on which Martek performed Extraction services pursuant to this Restated Agreement. In the event of a Martek Shortfall during any calendar year relating to Martek’s provision of Extraction services to DSM, the DSM Extraction Allocation for the calendar year in which such Martek Shortfall has occurred shall be increased by the number of Units of ARA necessary to meet such Martek Shortfall, and the DSM Extraction Allocation will automatically revert for the next calendar year to an amount of Crude Oil equal to the greater of (i) forty thousand (40,000) Units of ARA and (ii) the Crude Oil requirements for the DSM ARA Fields of Use. In the event Martek Shortfalls relating to Martek’s provision of Extraction services to DSM occur for * as a result of a Force Majeure Event or otherwise or are projected for the next succeeding * based on Martek’s Three Year Rolling Services Forecast under Section 3.6(b) and the DSM Three Year Rolling Forecast for Extraction services under Section 3.6(a), the DSM Extraction Allocation shall be increased accordingly until such time that is * following the date that Martek notifies DSM in good faith in writing that it is able to meet DSM’s then current Three Year Rolling Forecast for Extraction services. DSM will use its commercially reasonable efforts to shorten such * period and purchase as much Extraction services as commercially reasonable from Martek during such period. In the event of a Martek Shortfall and upon DSM’s written request, Martek shall return to DSM the portion of ARA Products delivered by DSM pursuant to Section 3.8(b) on which Martek has not yet performed Extraction services.
(b) DSM and its Affiliates will have the right, either directly or through one or more Third Party Toll Manufacturers, to perform RBD services on an unlimited amount of Crude Oil but their respective ability to sell and/or use ARA Products resulting therefrom shall be limited to the extent expressly provided in this Restated Agreement. Except as expressly set forth below, DSM agrees that in any calendar year neither it nor its Affiliates shall sell, directly or indirectly, a combined aggregate quantity of ARA Products into any DSM ARA Field of Use and/or any DSM Adult ARA Applications that contain more than the greater of (i) forty thousand (40,000) Units of ARA and (ii) the Finished Oil requirements for the DSM ARA Fields of Use (the

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

“DSM RBD Services Allocation”) as adjusted pursuant to this Section 3.4(b), that are not derived from ARA Products on which Martek performed RBD services pursuant to this Restated Agreement. In the event of a Martek Shortfall during any calendar year relating to Martek’s provision of RBD services to DSM, the DSM RBD Services Allocation for the calendar year in which such Martek Shortfall has occurred shall be increased by the number of Units of ARA necessary to meet such Martek Shortfall and, unless otherwise provided below, the DSM RBD Services Allocation will automatically revert for the next calendar year to an amount of Finished Oil equal to the greater of (i) forty thousand (40,000) Units of ARA and (ii) the Finished Oil requirements for the DSM ARA Fields of Use. In the event Martek Shortfalls relating to Martek’s provision of RBD services to DSM occur for * as a result of a Force Majeure Event or otherwise, or are projected for the next succeeding * based on Martek’s Three Year Rolling Services Forecast under Section 3.6(b) and the DSM Three Year Rolling Forecast under Section 3.6(a) for RBD services, the DSM RBD Services Allocation shall be increased by the number of Units of ARA necessary to meet such Martek Shortfalls for the current calendar year and for subsequent calendar years until Martek notifies DSM in good faith in writing that it is able to meet DSM’s then current Three Year Rolling Forecast for RBD services (the “RBD Resume Notice Date”); provided, however, that if the RBD Resume Notice Date is prior to July 1st in the relevant calendar year, the DSM Allocation shall revert to 40,000 Units of ARA effective January 1 of the calendar year immediately following the year in which the RBD Resume Notice Date occurs, and if the RBD Resume Notice Date is on or after July 1st in the relevant calendar year, the DSM RBD Services Allocation for such year shall equal the greater of (i) 40,000 Units of ARA and (ii) the number of Units of ARA that DSM has completed (or committed to have completed) RBD services Martek in reliance on the increased DSM RBD Services Allocation during the remainder of the calendar year during which the RBD Resume Notice Date occurs (but not to exceed the Units of ARA resulting from a Martek Shortfall(s)) and the DSM RBD Services Allocation for the following calendar year shall be equal to 40,000 Units of ARA plus the number of Units of ARA that DSM has completed (or committed to have completed) RBD services in reliance on the increased DSM RBD Services Allocation during the portion of the six month period following the RBD Resume Notice Date that extends into such following calendar year, and shall revert to 40,000 Units of ARA after the end of the calendar year following the calendar year in which the RBD Resume Notice Date occurs. Notwithstanding the foregoing, DSM will use its commercially reasonable efforts to shorten any period before resuming purchases from Martek and shall purchase as much RBD services as is commercially reasonable from Martek during any period following the RBD Resume Notice Date. In the event of a Martek Shortfall and upon DSM’s written request, Martek shall return to DSM the portion of ARA Products delivered by DSM pursuant to Section 3.8(b) on which Martek has not yet performed RBD services.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) Subject to DSM’s rights under Section 5.5(d), DSM shall be entitled to perform RBD services only at its own facility or at a Third Party Toll Manufacturer that shall be reasonably acceptable to Martek taking into consideration all the facts and circumstances, including without limitation Martek’s proprietary interests in the Martek Proprietary Technology, Martek Improvements and/or Production Technology proposed by DSM to be used by such Third Party Toll Manufacturer as well as Martek’s competitive relationship with such proposed Third Party Toll Manufacturer. DSM will obtain written approval from Martek, not to be unreasonably withheld, prior to using the Martek Proprietary Technology, Martek Improvements and/or Production Technology at such Third Party Toll Manufacturer for the performance of such RBD services. Notwithstanding the foregoing Martek shall have the right in its sole discretion to reject a proposed Third Party Toll Manufacturer based upon Martek’s competitive relationship therewith or its good faith concern regarding Martek’s proprietary interest in Martek Proprietary Technology, Martek Improvements and/or Production Technology if such proposed Third Party Toll Manufacturer would perform work relating to the processing of Finished Oil or equivalents thereof, provided that Martek itself performs the work that would otherwise be performed by such rejected Third Party Toll Manufacturer or proposes an alternative Third Party Toll Manufacturer reasonably acceptable to DSM to perform such work, in each case at a cost to DSM substantially equivalent to the cost that DSM would incur if such work had been performed by the rejected Third Party Toll Manufacturer. Upon Martek’s acceptance of any such Third Party Toll Manufacturer, DSM shall take all reasonable measures to protect Martek’s proprietary interests in the Martek Proprietary Technology, Martek Improvements and/or Production Technology while such Martek Proprietary Technology, Martek Improvements and/or Production Technology are being used by such Third Party Toll Manufacturer. Notwithstanding the foregoing, DSM shall, as soon as practicable, discontinue using the Martek Proprietary Technology, Martek Improvements and/or Production Technology at such Third Party Toll Manufacturer if at any time following discussions with Martek either Martek or DSM reasonably determines that the continued use by such Third Party Toll Manufacturer of such Martek Proprietary Technology, Martek Improvements and/or Production Technology would be reasonably likely to pose a threat to Martek’s proprietary interests in such Martek Proprietary Technology, Martek Improvements and/or Production Technology; the party making such determination shall notify the other party immediately upon making such determination and DSM shall give Martek all reasonable assistance in connection with any efforts by Martek to protect Martek’s proprietary interests in such Martek Proprietary Technology, Martek Improvements and/or Production Technology. In the event that DSM performs such RBD Services at its own facilities, or at any Third Party Toll Manufacturer solely for purposes of responding to a Martek Shortfall using the Martek Proprietary Technology, Martek Improvements and/or Production Technology, Martek will assist DSM at DSM’s request by providing reasonable ARA manufacturing assistance to DSM and DSM shall reimburse Martek for Martek’s reasonable costs and expenses incurred in connection with providing such assistance.
(d) The parties agree that at any time during the term of this Restated Agreement DSM shall have the right to create and use a “DSM Expansion” in connection with the provision of RBD services and Extraction on terms and conditions, mutatis mutandis, as those set forth in Section 3.3(c) and (d) applicable to a Martek Expansion.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

3.5. Martek Three Year Rolling Forecasts; Martek Firm Orders.
(a) Two months prior to the first day of each calendar quarter, Martek will submit to DSM a good faith forecast of Martek’s demand of ARA Products, broken down by ARA Product, for each of the following twelve (12) quarters (each, a “Martek Three Year Rolling Forecast”), which shall include (i) a firm order by Martek of ARA Products, broken down by ARA Product, for each month during the first calendar quarter covered by such Martek Three Year Rolling Forecast (a “Martek Firm Order”) and (ii) Martek’s good faith estimate of Martek’s demand for ARA Products, broken down by ARA Product, for each of the following eleven (11) quarters covered by such Martek Three Year Rolling Forecast.
(b) One month prior to the first day of each calendar quarter, DSM will submit to Martek a good faith forecast of DSM’s production capabilities of ARA Products, broken down by ARA Product, for each of the following twelve (12) quarters (“DSM Three Year Rolling Production Forecast”).
(c) No later than two (2) weeks prior to the first day of each calendar quarter, Martek shall issue a Martek Purchase Order to DSM for ARA Products for that quarter that shall be no less than the amount indicated in the related Martek Firm Order. Each Martek Purchase Order shall include delivery instructions that satisfy the requirements of Section 3.7. No later than one (1) week prior to the first day of each calendar quarter, DSM will issue a DSM Confirmation Letter to Martek indicating the extent to which DSM accepts such Martek Purchase Order.
(d) DSM shall use its good faith efforts to deliver the amount of ARA Products ordered in a Martek Purchase Order and shall be entitled to deliver up to an additional ten percent (10%) of such amount so ordered, provided that the amount delivered by DSM in the next succeeding calendar quarter pursuant to a Martek Purchase Order for that quarter shall be reduced by such additional amount, unless otherwise requested by Martek. In the event that Martek’s demand for ARA Products substantially and persistently exceeds the Martek Three Year Rolling Forecast the parties shall use their commercially reasonable efforts to make arrangements to meet such extra demand.
(e) It is understood and agreed that, in the event that Martek shall issue a Martek Purchase Order for ARA Products in an amount greater than that set forth in the related Martek Firm Order, DSM shall have the right, but not the obligation, to accept such Martek Purchase Order to the extent of such greater amount.
(f) The parties acknowledge that Martek’s orders and forecasts for ARA Products set forth in this Section 3.5 shall not include those ARA Products upon which DSM requests Martek to perform Martek Services pursuant to Section 3.6.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

3.6. DSM Three Year Rolling Forecast; DSM Firm Orders.
(a) Two months prior to the first day of each calendar quarter, DSM will submit to Martek a good faith forecast of DSM’s demand for Martek Services, broken down by Extraction and RBD Services, for each of the following twelve (12) quarters (each, a “DSM Three Year Rolling Forecast”), which shall include (i) a firm order by DSM for Martek Services, broken down by Extraction and RBD Services, for each month during the first calendar quarter covered by such DSM Three Year Rolling Forecast (a “DSM Firm Order”) and (ii) DSM’s good faith estimate of DSM’s demand for Martek Services, broken down by Extraction and RBD Services, for each of the following eleven (11) quarters covered by such DSM Three Year Rolling Forecast.
(b) One month prior to the first day of each calendar quarter, Martek will submit to DSM a good faith forecast of Martek Services capabilities, broken down by Extraction and RBD Services, for each of the following twelve (12) quarters (“Martek Three Year Rolling Services Forecast”).
(c) No later than two (2) weeks prior to the first day of each calendar quarter, DSM shall issue a DSM Purchase Order to Martek for Martek Services, broken down by Extraction and/or RBD Services, for that quarter that shall be no less than the amount indicated in the related DSM Firm Order. Each DSM Purchase Order shall include delivery instructions that satisfy the requirements of Section 3.7. No later than one (1) week prior to the first day of each calendar quarter, Martek will issue a Martek Confirmation Letter to DSM indicating the extent to which Martek accepts such DSM Purchase Order.
(d) Martek shall use its good faith efforts to perform the Martek Services ordered in a DSM Purchase Order and to deliver the resulting ARA Products to DSM no later than thirty (30) days after delivery by DSM to Martek of the ARA Products upon which Martek will perform the Martek Services.
(e) It is understood and agreed that, in the event that DSM shall issue a DSM Purchase Order for Martek Services in an amount greater than that set forth in the related DSM Firm Order, Martek shall have the right, but not the obligation, to accept such DSM Purchase Order to the extent of such greater amount.
3.7. Delivery Instructions.
(a) Martek shall submit delivery instructions to DSM for all quantities of ARA Products subject to Martek Purchase Orders placed in accordance with Section 3.5. Such delivery instructions shall be included in the Martek Purchase Orders and shall identify (i) the quantity of ARA Products required, (ii) the required delivery date, (iii) the address to which the shipment shall be delivered, and (iv) any other applicable shipping instructions.
(b) DSM shall submit delivery instructions to Martek for all quantities of ARA Products that are to be produced through the Martek Services and subject to a DSM Purchase Order placed in accordance with Section 3.6. Such delivery instructions shall be included in the DSM Purchase Orders and shall identify (i) the quantity of ARA Products to be produced through Martek Services, (ii) the required delivery date, (iii) the address to which the shipment shall be delivered, and (iv) any other applicable shipping instructions.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

3.8. Shipment.
(a) Subject to the provisions of Sections 3.5(c) and 3.5(d), during a month, DSM shall deliver quantities of ARA Products covered by the Martek Purchase Order for the month on the later of (i) the last business day of the month or (ii) ten (10) days after receipt of delivery instructions from Martek. All such shipments shall be EXW, DSM’s (or DSM’s Third Party Toll Manufacturer’s) facility. For purposes hereof, each order shall be deemed to have been “delivered”, and risk of loss with respect to each such shipment shall pass from DSM to Martek, upon DSM making the shipment available at DSM’s (or DSM’s Third Party Toll Manufacturer’s) facility to a carrier agreed upon by the Committee for transport to the location specified in the Martek Purchase Order, and Martek shall have the right to insure such shipment from and after such delivery. Notwithstanding the foregoing, DSM shall retain title to all shipments of ARA Products covered by the Martek Purchase Order until payment is received, whereupon title shall pass to Martek.
(b) In addition, DSM shall deliver to Martek additional quantities of ARA Products sufficient for Martek to perform the Martek Services requested by DSM pursuant to a DSM Purchase Order and all such quantities delivered shall be clearly identified by DSM and distinguished from ARA Products delivered pursuant to Section 3.8(a). The roundtrip shipment cost of all such shipments shall be borne by DSM. For purposes hereof, each order shall be deemed to have been “delivered”, and risk of loss with respect to each such shipment shall pass from DSM to Martek upon delivery to Martek at Martek’s facility by a carrier agreed upon by the Committee for transport to the location specified in the DSM Purchase Order, and shall pass back to DSM upon delivery of the ARA Products to such carrier at Martek’s facility following the performance by Martek of the Martek Services thereon. DSM shall at all times retain title to all ARA Products that are provided for purposes of Martek performing Martek Services.
(c) Subject to the provisions of Sections 3.6(c) and 3.6(d), during a month, Martek shall deliver quantities of ARA Products covered by the DSM Purchase Order for the month on the later of (i) the last business day of the month or (ii) ten (10) days after receipt of delivery instructions from DSM. All orders shall be shipped EXW, Martek’s (or Martek’s Third Party Toll Manufacturer’s) facility. For purposes hereof, each order shall be deemed to have been “delivered”, and risk of loss with respect to each shipment shall pass from Martek to DSM upon Martek making the shipment available at Martek’s (or Martek’s Third Party Toll Manufacturer’s) facility to a carrier agreed upon by the Committee for transport to the location specified in the DSM Purchase Order, and DSM shall have the right to insure such shipment from and after such delivery.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

3.9. Order Fulfillment.
(a) DSM shall be responsible for, and shall retain the authority to exercise its own discretion, in planning and arranging for supplies of ARA Products from any Third Party Toll Manufacturers to fulfill DSM’s supply obligations to Martek hereunder. In such cases where Production Technology is intended to be used by a Third Party Toll Manufacturer, DSM will obtain Committee approval before proceeding.
(b) Subject to Section 3.3(a), Martek shall be responsible for, and shall retain the authority to exercise its own discretion for, the performance of any Martek Services by any Third Party Toll Manufacturers to fulfill Martek’s Service obligations to DSM hereunder.
3.10. Limitation on Breach.
(a) The parties understand and agree that, despite Martek’s commercially reasonable efforts to provide accurate forecasts for its subsequent orders of ARA Products and DSM’s commercially reasonable efforts to ensure that a sufficient amount of ARA Products are produced based on such forecasts and orders, it is likely that at times the demand by Martek for ARA Products from DSM may exceed the ability of DSM to supply such ARA Products. Martek and DSM hereby agree that DSM will not be in breach of this Restated Agreement if, despite its good faith efforts, DSM fails from time to time to deliver the quantity of ARA Products ordered by Martek; provided that DSM is operating its facilities at or near production capacity at such time and delivers to Martek substantially all of the ARA Products that DSM produces at such time, subject to the provisions of Section 5.3.
(b) The parties understand and agree that, despite DSM’s commercially reasonable efforts to provide accurate forecasts for its subsequent orders for Martek Services and Martek’s commercially reasonable efforts to ensure that it meets the demand for Martek Services based on such forecasts and orders, it is likely that at times the demand by DSM for Martek Services may exceed the ability of Martek to supply such Martek Services. Martek and DSM hereby agree that Martek will not be in breach of this Restated Agreement if, despite its good faith efforts, Martek fails from time to time to perform the Martek Services ordered by DSM; provided that Martek is operating its facilities at production capacity or near production capacity at such time.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

4. QUALITY AND VERIFICATION
4.1. Verification of Production.
The parties shall perform ring testing procedures as agreed upon by the Committee to confirm the accuracy of any relevant quality control assay procedure (including without limitation the ARA Assay Procedure).
4.2. Certification of Analysis.
(a) For each DSM shipment of ARA Products ordered by Martek and delivered by DSM pursuant to Section 3.8(a) or Section 3.8(b), DSM shall furnish to Martek within twenty-four (24) days after shipment a certificate of analysis in the form attached hereto as Schedule 4.2(a) and signed by DSM’s relevant QA/QC officer, which certifies the actual content of those components of the ARA Products that are identified in the Specifications, as applicable.
(i) If DSM does not furnish the signed certificate of analysis within twenty-four (24) days after shipment of ARA Products ordered by Martek pursuant to a Martek Purchase Order, the amount of such shipment for which no signed certificate of analysis was delivered shall to the extent that such amount brings the total of the shipment below what has been set forth in the Martek Purchase Order be immediately deemed to be a DSM Shortfall for the calendar year and the Martek Allocation shall be increased accordingly in accordance with the provisions of Sections 3.1(b) and 3.3. If Martek determines such shipment to be acceptable after such twenty-four (24) day period, the Martek Allocation shall be automatically reduced by the lesser of (i) the amount by which the Martek Allocation was increased in respect of such shipment or (ii) the difference between the then current Martek Allocation for such calendar year and the total number of Units of ARA that Martek and its Affiliates have sold during such calendar year that were not derived from ARA Products purchased from DSM. In the event DSM provides Martek with a draft or unsigned version of a certificate of analysis to facilitate Martek’s determination of whether or not it will accept or reject the related shipment, Martek shall promptly consult with DSM and make such determination.
(ii) If DSM does not furnish the signed certificate of analysis within twenty-four (24) days after shipment of ARA Products delivered by DSM pursuant to Section 3.8(b), Martek may delay its performance of the Martek Services until the applicable certificate of analysis is furnished.
(b) For each Martek shipment of ARA Products produced by the Martek Services, Martek shall furnish to DSM within fourteen (14) days after shipment a certificate of analysis in the form attached hereto as Schedule 4.2(b) and signed by Martek’s relevant QA/QC officer, which certifies the actual content of those components of the ARA Products that are identified in the Specifications, as applicable. If Martek does not furnish the signed certificate of analysis within fourteen (14) days after shipment of such ARA Products, the amount of such shipment shall be immediately deemed to be a Martek Shortfall for the calendar year and the DSM RBD Services Allocation and/or DSM Extraction Allocation, as applicable, shall be increased accordingly in accordance with the provisions of Section 3.4. If DSM determines such shipment to be acceptable after such fourteen (14) day period, the DSM RBD Services Allocation and/or DSM Extraction Allocation, as applicable, shall be automatically reduced by the lesser of (i) the amount by which the DSM RBD Services Allocation and/or DSM Extraction Allocation, as applicable, was increased in respect of such shipment or (ii) the difference between the then current DSM RBD Services Allocation and/or DSM Extraction Allocation, as applicable, for such calendar year and the total number of Units of ARA that are in ARA Products on which DSM and its Affiliates have performed RBD and/or Extraction services, as applicable, during such calendar year. In the event Martek provides DSM with a draft or unsigned version of a certificate of analysis to facilitate DSM’s determination of whether or not it will accept or reject the related shipment, DSM shall promptly consult with Martek and make a determination of whether to accept such shipment.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) DSM shall not be liable to Martek if Martek begins to process or delivers to a customer any ARA Products before Martek has received a signed certificate of analysis from DSM; provided however, notwithstanding Section 4.2(a) DSM shall be entitled to request Martek to perform Martek Services on ARA Products prior to receipt by Martek of the related signed certificate of analysis, in which event if Martek performs such Martek Services on such ARA Products then DSM shall assume liability to the extent the ARA Products do not conform to the related Specifications. DSM shall be under no obligation to replace, or to refund to Martek the purchase price of, any ARA Products if Martek has so processed or sold such ARA Product to a customer before Martek has received a signed certificate of analysis from DSM. In addition, Martek shall indemnify, defend and hold harmless DSM, its Affiliates and their respective directors, officers, employees and agents from and against all actions, proceedings, costs, damages and claims (each, a “Claim”), including reasonable counsel fees, that may be asserted against or incurred or suffered by any such Person arising out of or relating to (i) any action taken by Martek with respect to any ARA Products before Martek has received such a certificate of analysis from DSM, including without limitation processing or delivery to a customer of ARA Products, whether such Claim is based upon a theory of negligence, strict liability or otherwise or (ii) the sale or use by Martek of any ARA Products for any application other than animal or human nutrition.
(d) Martek shall not be liable to DSM if DSM delivers to a customer any ARA Products upon which Martek performed Martek Services before DSM has received a signed certificate of analysis from Martek. Martek shall be under no obligation to replace, or to refund to DSM the cost of Martek Services associated with the production of any ARA Products if DSM has so sold such ARA Products to a customer before DSM has received a signed certificate of analysis from Martek. In addition, DSM shall indemnify, defend and hold harmless Martek, its Affiliates and their respective directors, officers, employees and agents from and against all Claims, including reasonable counsel fees, that may be asserted against or incurred or suffered by any such Person arising out of or relating to (i) any action taken by DSM with respect to any ARA Products upon which Martek performed Martek Services before DSM has received such a certificate of analysis from Martek, including without limitation delivery to a customer of such ARA Products, whether such Claim is based upon a theory of negligence, strict liability or otherwise or (ii) the sale or use by DSM of any ARA Products for any application other than animal or human nutrition.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

4.3. Refined Biomass Specification; Specification Changes.
(a) The parties agree that promptly following the Restatement Effective Date, Martek and DSM will undertake an analysis of historical data relating to Biomass and Finished Oil in order to enable the parties to add to or edit the parameters, limits, ranges and/or methods as appropriate to refine the Biomass Specifications in the form attached hereto as Schedule 2.16 so that they more closely define the composition of Biomass actually received by Martek from DSM that has satisfied all quality testing and analysis, produced Finished Oil meeting the Finished Oil Specifications and that meets all regulatory and customer requirements, including those relating to analytical, sensory and stability requirements of Finished Oil (the “Refined Biomass Specifications”). Following the completion of the foregoing, which is expected to take up to approximately *, Martek, in consultation with DSM, will define and deliver to the Committee the proposed Refined Biomass Specifications. The Committee shall have thirty (30) days thereafter during which it may accept the proposed Refined Biomass Specifications as final or agree on changes necessary to finalize the Refined Biomass Specifications. If the Committee fails to accept or to reach agreement on final Refined Biomass Specifications within such thirty (30) day period, the disagreement will be deemed to be a Disputed Fact and will be resolved according to the provisions set forth in Section 8.6(a). The final Refined Biomass Specifications will not be considered a Specification change pursuant to Section 4.3(b) unless they include changes that require adjustments to DSM’s then current manufacturing process, in which case the Committee shall determine the impact that DSM’s adherence to the Refined Biomass Specifications will have on the Agreed Price, the Martek Cost and delivery dates applicable to ARA Products produced in accordance with the Refined Biomass Specifications. The final Refined Biomass Specifications that are accepted and/or agreed to in accordance with the foregoing provisions shall replace the Specifications currently attached as Schedule 2.16 and serve as the Specifications for Biomass for the remaining term of this Restated Agreement, subject to any changes made pursuant to the process described in Sections 4.3(b) and 4.4. If applicable, the form of certificate of analysis for Biomass shall be updated to be consistent with the Refined Biomass Specifications and shall replace the certificate of analysis form attached at Schedule 4.2(a).
(b) The parties acknowledge and agree that the Specifications may be subject to change from time to time. Martek and DSM shall bring any required or requested changes to the Specifications to the attention of the Committee in writing as soon as reasonably practicable. The Committee shall have the authority to approve or reject any such changes, it being understood and agreed that all changes that are reasonable in nature to make, taking into account all the facts and circumstances, shall be approved by the Committee. Upon written approval by the Committee of any such required or requested changes, the Committee shall then determine the terms, including the Agreed Price and/or the Martek Cost, and delivery dates, applicable to ARA Products which will meet the proposed Specification changes. In the event such changes to the Specifications are expected to materially affect the Usages, the Committee shall agree in advance on any impact on the Usages component of the Agreed Price. Each of Martek and DSM agrees to use its commercially reasonable efforts to accommodate any requested changes at reasonable costs. Upon agreement by the Committee on such terms Martek or DSM, as the case may be, shall implement the necessary adjustments in accordance therewith, and, in the case of a change in Specifications, the parties shall follow the procedure set forth in Section 4.4 for verifying that quantities of ARA Product produced satisfy such changed Specifications.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

4.4. Ongoing Biomass Quality Review; Verification of Production Changes.
(a) To enable the parties to more rapidly review the quality of Biomass, the parties will, in accordance with Section 7.1(c), undertake a Jointly Funded ARA Research Project to develop a laboratory scale Extraction and RBD process. The parties agree to regularly share manufacturing data and other relevant information regarding the ARA Product so as to identify and communicate any trends in the data that have the potential to cause the Biomass Specifications or the Finished Oil Specifications not to be met. When such trends are identified, the parties agree to work together in good faith to identify any changes in the manufacturing procedures that might be warranted, the implementation of which shall comply with the provisions of Section 4.3 and 4.4 (Specification) and Section 4.6 (Manufacturing), as applicable.
(b) In the event that the Committee approves a change to the Specifications pursuant to Section 4.3(b), the party whose ARA Product specifications have changed (the “Manufacturing Party”) shall deliver to the other party (the “Testing Party”) a quantity of ARA Product prepared to satisfy the changed Specifications. Such delivery shall be made in accordance with a schedule and in quantities and on terms determined by the Committee, which quantities shall be sufficient in all cases to enable the Testing Party to verify that the quantities of ARA Product provided satisfy the applicable changed Specifications. The Testing Party shall thereupon subject the delivered quantities of ARA Product to the testing and analysis procedures agreed upon by the Committee to verify that the individual quantities satisfy the applicable changed Specifications. If any quantity of ARA Product fails to satisfy the applicable changed Specifications, the Testing Party shall so notify the Manufacturing Party. Any dispute between the parties regarding the quality of any ARA Product thus supplied shall be resolved by a binding determination of a third party testing facility as agreed upon by the Committee. In case it is resolved that any quantity of ARA Product thus supplied by the Manufacturing Party fails to satisfy the applicable changed Specifications, the Manufacturing Party shall adjust its manufacturing process or take other appropriate action and provide a replacement quantity of ARA Product for testing and analysis by the Testing Party. The process shall continue until the Testing Party determines that all quantities of ARA Product provided by the Manufacturing Party satisfy the applicable changed Specifications. The Testing Party shall be responsible for its own testing costs and such costs shall not be included in DSM Costs or Martek Costs, as applicable.
4.5. Inspection.
Upon reasonable notice during regular working hours, each of DSM and Martek and their respective customers may inspect the manufacturing facilities of the other party and any subcontractor(s) in order to inspect the manufacture of ARA Products, examine samples of ARA Products and review quality control and manufacturing procedures for the purpose of verifying the quality of ARA Products. In addition, Martek shall be permitted to have its technical personnel periodically visit * to assist DSM in matters pertaining to ARA production at Martek’s discretion and to provide support, to share technical experience, and/or to monitor ARA production activities. The visits shall be with reasonable notice to DSM, with the exact hours of such visits to be mutually agreed upon. Martek shall assure that, during such visits, Martek personnel shall adhere to the site’s rules and regulations and the instructions of DSM personnel.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

4.6. Manufacturing Changes.
(a) DSM shall promptly notify the Committee of any major or minor change to any manufacturing process to be performed by DSM for ARA Products and shall not apply such change to the manufacture of ARA Products without following the process set forth in this Section 4.6. Martek shall promptly notify the Committee of any major or minor change to any Extraction or RBD process and shall not apply such change to the Extraction or RBD process without following the process set forth in this Section 4.6. Listed on Schedule 4.6(a) are certain changes that the parties consider to be major changes and minor changes for purposes of this Section 4.6 as of the Restatement Effective Date. The Committee shall have the authority to modify such Schedule from time to time in its discretion and otherwise shall be the arbiter of whether changes other than those described on Schedule 4.6(a) constitute major changes or minor changes for purposes of this Section 4.6. Any deadlock within the Committee will be resolved in accordance with Section 8.6 as a Disputed Fact. Minor changes, either as listed on Schedule 4.6(a) or as confirmed by the Committee, shall require notice to the Committee prior to their implementation, including the date of implementation, but shall not require pre-approval. In the event of a proposed major change by DSM, following notification to the Committee, the provisions of Section 4.6(b) shall apply. In the event of a proposed major change by Martek, following notification to the Committee, the Committee shall meet as promptly as possible to determine what, if any, action is necessary or advisable in connection therewith. All major changes are subject to verification that the ARA Product produced thereby meets Qualification Requirements as set forth in Section 4.6(b). Each of Martek and DSM agrees to maintain a written record of all changes to the manufacturing process of ARA Products it makes, which record will be readily accessible or provided to the other party for review upon the request of such other party, and which will be reported at the next succeeding quarterly meeting of the Committee.
(b) To determine if a proposed major manufacturing change by DSM is acceptable, the parties agree to verify that such changes will produce Finished Oil that satisfies the applicable analytical, sensory and stability requirements of Finished Oil as set forth in Schedule 4.6(b) (the “Qualification Requirements”) pursuant to the verification process set forth in (i) through (iii) below. DSM shall be entitled to propose up to * major manufacturing changes in each calendar year, unless otherwise agreed in writing by Martek. The verification process is as follows:
(i) With respect to each proposed major manufacturing change, DSM shall deliver to Martek three (3) separate consecutive batches of ARA Product produced by the proposed changed process and which meet Biomass Specifications (the “Test ARA Product”). Martek shall perform the Extraction and RBD services on each such batch and thereafter subject such batches of the Test ARA Product to its testing and analytical procedures to verify that each such batch satisfies the Qualification Requirements, which testing and analysis shall be completed by Martek within six (6) months following the date of Martek’s receipt of the third batch of the Test ARA Product from DSM. Notwithstanding the foregoing, DSM shall have the right to abandon at any time any proposed changed process by delivery of written notice thereof to Martek, in which event DSM shall be responsible for its cost of preparing the relevant Test ARA Product. Martek shall be responsible for its cost in testing the Test ARA Product but need not pay DSM for any Test ARA Product unless it is saleable by Martek, in which case Martek shall pay DSM for any saleable batch, provided that one or more consecutive batches so produced by DSM meet the Qualification Requirements and DSM has not abandoned the proposed process changes due to quality or other reasons.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(ii) Upon completion of Martek’s testing and analysis, Martek will notify DSM in writing as to whether or not the Test ARA Product meets the Qualification Requirements. If the Qualification Requirements are met, DSM may implement the proposed manufacturing change and shall inform Martek when the implementation has been completed. If the Qualification Requirements are not met, DSM shall not be permitted to implement the proposed manufacturing change and DSM shall be responsible for its cost of preparing the relevant Test ARA Product. Martek shall be responsible for its cost in testing the Test ARA Product but need not pay DSM for such Test ARA Product.
(iii) If Martek fails to deliver to DSM written notice of the results of the applicable testing and analysis of the Test ARA Product within the 6 month testing period provided in Section 4.6(b)(i) (other than due to a Force Majeure Event (as to which Martek shall give DSM prompt written notice)), and the Test ARA Product ultimately meets the Qualification Requirements, the parties shall calculate a penalty for Martek’s delay as follows, which penalty shall be payable by Martek to DSM within forty-five (45) days following the end of each calendar quarter, as applicable, determined as follows:
The difference between the Usages in the “Approval Year” (i.e., the calendar year when the notice regarding Qualification Requirements results would have been provided by Martek if the 6 month period of §4.6(b)(i) were met) and Usages in the year immediately prior to the Approval Year (prorated for the portion of proposed major manufacturing changes that have been timely approved) shall be determined and multiplied by the Actual Rates of the Approval Year. The result shall then be multiplied by the number of days Martek was late in delivering its written notice to DSM and divided by 365. The result shall be multiplied by the quantity of Units of ARA forecasted and ordered in the Approval Year. For example:
(Usages in prior year less Usages in the Approval Year—prorated for the portion of proposed major changes which have been approved)
X
Actual Rates for Approval Year
X
(Number of late days/365)
X
Units of ARA ordered in Approval Year
=
Penalty payable.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) If, at any time the ARA Product does not meet Finished Oil Specifications, Martek shall notify DSM promptly in writing after it becomes aware of such failure and the parties shall work together to determine if the failure to meet such Specifications resulted from the aggregate manufacturing changes implemented by DSM. Following Martek’s notice, DSM may immediately adjust its manufacturing process to revert to the manufacturing process utilized immediately prior to the manufacturing change(s) that produced ARA Product that did not satisfy Qualification Requirements. In addition, Martek may request that the ARA Product be subjected to the verification process described in Section 4.6(b)(i) and (ii) above to determine if the ARA Product meets Qualification Requirements. If any such ARA Product thus produced by DSM (i.e., ARA Product produced following one or more manufacturing changes) fails to satisfy Qualification Requirements, DSM shall adjust its manufacturing process to revert to the manufacturing process utilized immediately prior to the manufacturing change(s) that produced ARA Product that did not satisfy Qualification Requirements. In addition, the parties agree to work together as part of the process described above to determine if the failure to satisfy the Qualification Requirements is due to reasons reasonably related to a change in or problem with Extraction or RBD.
(d) In the event DSM purchases or intends to purchase an additional fixed asset for use, in whole or in part, * that is required for improving or maintaining production capabilities or reducing the costs of ARA production for Martek pursuant to this Restated Agreement (the portion (but such portion only, up to 100%) of any such asset used for improving or maintaining, or reducing the costs of, ARA production being referred to herein as an “Additional Capital Asset”), it shall notify Martek of such Additional Capital Asset as follows: If the aggregate capitalized purchase amount of the Additional Capital Asset(s) (including all costs directly related thereto that are capitalized in accordance with generally accepted accounting principles consistent with those methods used by DSM for its other businesses, such as capitalized installation costs) is less than USD$* in any calendar year, investment in such Additional Capital Asset(s) shall not require Martek’s approval and such assets shall be deemed “Approved Capital Asset(s)” hereunder upon purchase by DSM, but DSM shall notify Martek by providing an updated Schedule 9.4(d)-1 that reflects the Approved Capital Asset(s), which shall be provided not less frequently than once per calendar year. If the aggregate capitalized purchase amount of the Additional Capital Assets equals or exceeds or is expected to equal or

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission exceed USD$* in any calendar year, DSM shall notify Martek prior to such purchases and the parties shall discuss whether Martek is willing to share in the costs and benefits of such purchases. If Martek agrees to co-invest in such new Additional Capital Assets then the parties will agree upon the split of the investment costs, the corresponding allocation of depreciation to ARA production for Martek, and how the financial benefits will be shared between the parties. In that event, the parties shall agree upon and prepare an updated Schedule 9.4(d)-1 reflecting the agreed portion of the Additional Capital Assets to be included thereon, which shall be referred to as (and shall be deemed) “Approved Capital Assets.” If Martek does not agree to co-invest, then DSM may invest in such Additional Capital Assets at its sole discretion, Martek shall not share in the costs of any such Additional Capital Assets (i.e., they are not Approved Capital Assets), and Martek shall not be entitled to share in any financial benefits arising from such Additional Capital Assets through any additional cost reductions hereunder; provided, however, that Martek’s failure to approve any such Additional Capital Assets shall not affect Martek’s ability to benefit from the cost reductions previously committed through agreed upon Usages through 2014. Accordingly, for any Additional Capital Assets for which Martek declines to co-invest as provided above, Schedule 9.4(d)-1 shall not include any costs related to such Additional Capital Assets. Within forty-five (45) days following the end of each calendar year, DSM will provide an annual updated Schedule 9.4(d)-1 for the assets listed thereon and shall include a detailed list of all Approved Capital Assets, their capitalized costs and the accumulated depreciation related thereto, as well as detail relating to all such depreciation. All such assets shall be depreciated on a straight-line basis over a ten (10) year period starting at the time such asset is placed into service. Any disagreement between the parties relating to the determination of Additional Capital Asset(s) or Approved Capital Asset(s) will be deemed to be a Disputed Fact and will be resolved according to the provisions set forth in Section 8.6.
4.7. ARA Product Non-Conformity Procedure; Rework and Destruction.
(a) If either party determines or has reason to believe that any shipment of ARA Products does not conform with the applicable Specifications, that party will give prompt written notice thereof to the other party, which notice shall include a description of the nonconformity. Any dispute between the parties regarding whether or not a shipment conforms with the applicable Specifications shall be resolved by a binding determination of a third party testing facility as agreed upon by the Committee.
(b) If any shipment of ARA Products does not conform to the applicable Specifications, the party that ordered such shipped products shall consider in good faith, whether it will accept such shipment as-is. If the ordering party agrees to accept such shipment as-is, such ordering party shall notify the producing party of such acceptance and shall pay such producing party the applicable invoice price (in accordance with the terms of this Restated Agreement) for the shipment. When determining if lots of ARA Product received from DSM meet Biomass Specifications, Martek will continue to accept such lots that may not objectively meet the Biomass Specifications but that Martek reasonably believes will produce Finished Oil that meets Finished Oil Specifications, consistent with its past practice.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) If any shipment of ARA Products does not conform to the applicable Specifications and is not accepted by the ordering party, such ordering party shall return such shipment to the producing party at such producing party’s request and expense (the “Returned Material”). If the ordering party authorizes the producing party to rework such shipment, such producing party shall be entitled to rework such shipment and such ordering party shall accept such reworked shipment provided that it meets the applicable Specifications, and the costs and expenses related to the rework of the Returned Material shall be borne by the party doing such rework. If such reworked shipment continues to fail to meet the applicable Specifications, the ordering party shall consider in good faith whether it will accept such shipment as-is and, if the ordering party is Martek, it shall also act in accordance with the last sentence of Section 4.7 (b). If such ordering party agrees to accept such shipment as-is, such ordering party shall notify the producing party of such acceptance, in which case the costs and expenses related to the rework of the Returned Material shall be borne by the party doing such rework and such costs and expense shall not be included in DSM Costs or Martek Cost, as applicable. The parties agree to work together in good faith to co-develop rework procedures that allow rejected ARA Products to be re-processed into ARA Products that meet the Specifications.
(d) In the event that the ordering party does not authorize the producing party to rework the Returned Material or if such producing party does not exercise its right to provide a reworked shipment or is unable to provide a reworked shipment that meets the Specifications within a reasonable time after such producing party’s receipt of the notice of nonconformity, such ordering party shall have no obligation to pay the producing party for the nonconforming ARA Products or cost of Martek Services associated with the production of such ARA Products (as applicable) and, if payment has already been made, such ordering party shall be entitled to an immediate refund of the price of the nonconforming shipment. In such event, the producing party shall use its commercially reasonable efforts to replace the nonconforming ARA Products with a substitute shipment that meets the Specifications and such producing party shall be free to dispose of the Returned Material as it determines, consistent with the terms of this Restated Agreement, including by selling it (to the extent permitted) in its respective ARA Field of Use or destroying it.
4.8. Compliance.
(a) DSM represents and warrants that it shall obtain and maintain, and shall ensure that its Third Party Toll Manufacturers obtain and maintain, all licenses, permits, approvals, clearances and notifications that may be required by law in connection with the manufacture and packaging of ARA Products for Martek hereunder. DSM further represents and warrants that (i) the Specifications for ARA Products to be produced as a result of Martek performing Martek Services for DSM shall comply with all applicable laws, rules and regulations, (ii) all quantities of ARA Products that DSM supplies to Martek hereunder shall be manufactured in conformity with all applicable laws, rules and regulations and shall fully satisfy the Specifications, provided that DSM shall have delivered to Martek a signed certificate of analysis indicating that such quantities of ARA Products meet the Specifications, and (iii) DSM shall exercise commercially reasonable efforts to keep its facilities that are used in the manufacture of ARA Products in good working order and available for the production of ARA Products pursuant to this Restated Agreement.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(b) Martek represents and warrants that it shall obtain and maintain, and shall ensure that its Third Party Toll Manufacturers obtain and maintain, all licenses, permits, approvals, clearances and notifications that may be required by law in connection with the Extraction, RBD, manufacturing, packaging, or production of ARA Products for DSM hereunder. Martek further represents and warrants that (i) the Specifications for ARA Products to be produced by DSM for Martek shall comply with all applicable laws, rules and regulations and (ii) all Martek Services shall be performed in conformity with all applicable laws, rules and regulations and the ARA Products delivered as a result thereof shall fully satisfy the Specifications, provided that Martek shall have delivered to DSM a signed certificate of analysis indicating that such quantities of ARA Products meet the Specifications, and (iii) Martek shall exercise commercially reasonable efforts to keep its facilities that are used in the manufacture of ARA Products in good working order and available for the production of ARA Products pursuant to this Restated Agreement.
4.9. Disclaimers.
(a) THE LIMITED WARRANTY SET FORTH HEREIN IS EXCLUSIVE AND IN LIEU OF, AND DSM HEREBY DISCLAIMS, ALL OTHER WARRANTIES REGARDING THE PRODUCTS PRODUCED FOR MARTEK HEREUNDER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
(b) THE LIMITED WARRANTY SET FORTH HEREIN IS EXCLUSIVE AND IN LIEU OF, AND MARTEK HEREBY DISCLAIMS, ALL OTHER WARRANTIES REGARDING THE PRODUCTS PRODUCED AND SERVICES PERFORMED FOR DSM HEREUNDER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
(c) THE PARTIES ACKNOWLEDGE THAT NEITHER PARTY IS GRANTED ANY RIGHTS UNDER ANY PATENTS OR PATENT APPLICATIONS FILED IN THE NAME OF OR ON BEHALF OF THE OTHER PARTY OR ITS AFFILIATES EXCEPT THOSE SET FORTH IN SECTIONS 7.4 AND 9.3. EACH PARTY EXPRESSLY DISCLAIMS ANY WARRANTY TO THE OTHER PARTY OR ANY THIRD PARTY AS TO THE SCOPE, VALIDITY OR ENFORCEABILITY OF ANY OF THE INTELLECTUAL PROPERTY RIGHTS LICENSED HEREUNDER.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

5. MARKETING
5.1. Expansion of Fields of Use.
(a) DSM agrees to use its commercially reasonable efforts, including marketing efforts, to assist Martek in entering into commercial agreements, on terms acceptable to Martek in Martek’s sole discretion, with Infant Formula Product customers in such territories as DSM and Martek may from time to time agree upon in writing.
(b) In view of DSM’s global marketing network, Martek agrees that should it or any of its Affiliates consider utilizing a third party marketing and/or sales force for sales of ARA Products for Infant Formula Products, Martek shall, before entering into a binding agreement with any other third party with respect thereto, give DSM written notice thereof and shall present and consider with DSM in good faith whether or not DSM could be of assistance in such marketing and sales efforts.
(c) DSM shall use its good faith efforts to identify to Martek any DSM customer that indicates to DSM an interest in any ARA Product that is available from Martek in the Martek ARA Fields of Use and Martek shall use its good faith efforts to identify to DSM any Martek customer that indicates to Martek an interest in any ARA Product that is available from DSM in the DSM ARA Fields of Use.
(d) DSM and Martek agree to explore together new market opportunities for additional uses of ARA including applications that may involve combining ARA with DHA and/or other nutrients, but shall be under no obligation to continue such explorations for any specific length of time nor shall the parties be under any obligation to enter into any arrangement regarding any such new market opportunities beyond the arrangements set forth herein.
5.2. Customer Contracts.
From and after the Signing Date, each party and its Affiliates shall notify each of their respective customers prior to any sale to such a customer of ARA Products that (a) any ARA Products sold to such customer are subject to Intellectual Property licenses that prohibit such customer from selling or using such ARA Products outside such notifying party’s ARA Fields of Use and (b) such customer will not be able to purchase ARA Products from such party or any of its Affiliates if any sale or use by such customer of such ARA Products is outside such notifying party’s ARA Fields of Use. The parties shall cooperate in good faith to identify any customer that uses or sells ARA Products purchased from a party or any of its Affiliates outside such notifying party’s ARA Fields of Use (“Out of Scope Customer”). Where it is determined by agreement of the parties or pursuant to the arbitration provisions of Section 10.5 that a party has sold, or that an Affiliate of a party has sold, the ARA Products to an Out of Scope Customer, the party shall either promptly stop such sale or use of ARA Products by such customer or make, or cause such Affiliate to make, no further sales of ARA Products to such customer, it being understood and agreed that any failure to stop such sale of ARA Products or to make, or cause such Affiliate to make, no such further sales shall be deemed to be a breach of a material term of this Restated Agreement, unless applicable law shall prohibit such party or Affiliate from stopping such sale or use of ARA Products by such customer or from ceasing to make such further sales of ARA Products to such customer.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

5.3. Priority of ARA Marketing.
(a) It is understood and agreed that the parties will use all reasonable efforts to first meet the demands for ARA Products for Infant Formula Products before supplying ARA Products to any other Martek ARA Field of Use or to any DSM ARA Field of Use and otherwise in accordance with a methodology for allocating any surplus ARA Products as determined by the Committee.
(b) Upon the request of either party, the number of Units of ARA in ARA Products to be supplied per year for use in connection with new product and/or new ARA Field of Use development shall be as follows, it being understood and agreed that the Committee shall have the authority to modify such amounts from time to time:

Units of ARA per Annum
Monthly Production Capacity	New ARA Product/Field of Use

* Units of ARA	* Units of ARA

* Units of ARA	* Units of ARA

* Units of ARA	* Units of ARA
(c) Each party shall be entitled to fifty percent (50%) of the total number of Units of ARA per year allocated for use in connection with new product and/or new ARA Field of Use development, provided that each party shall have the right to use all or a portion of such fifty percent (50%) in any manner it deems fit within its own ARA Field of Use, whether for existing ARA Products or new ARA Products.
5.4. * Arrangements with * Customers.
(a) DSM hereby agrees to accept the * pricing for ARA Products as set forth in Section 5.4(b)(i) when and if Martek enters into * arrangements with *, pursuant to that certain *, permitting * to order quantities of ARA Products * solely for inclusion in Infant Formula Products that will be sold * in certain * and (ii) to meet its obligations to * Customers.
(b) DSM agrees (i) to accept Martek Purchase Orders for specified quantities of ARA Products for which the delivery instructions provided by Martek in accordance with Section 3.8(a) specify that the ARA Products delivered pursuant to such Purchase Orders will be included in an Infant Formula Product that will be sold by * Customers * in one or more * and, together with DHA supplied by Martek, must comprise * of any and all Omega-3 and/or Omega-6 long chain polyunsaturated fatty acids (i.e., fatty acids other than linolenic acid, gammalinolenic acid and alphalinolenic acid that contain at least * and at least *) in any Infant Formula Product sold by * Customers as applicable in the *, and (ii) notwithstanding Section 6.1 of this Restated Agreement, to accept as payment in full for the ARA Products subject to each such Martek Purchase Order an amount equal to the Agreed Price per Unit of ARA for filling such order, less * of the DSM Mark Up per Unit of ARA. Notwithstanding the foregoing, DSM shall not be required to accept in any calendar year Martek Purchase Orders for ARA Products for * Customers at such * in an amount * of the * that are the subject of Martek’s Purchase Orders *. To the extent that such Martek Purchase Orders * the * and the then current * for such * within forty-five (45) days of the end of such calendar year.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) Martek shall (i) require * Customer, on whose behalf Martek orders ARA Products at the price set forth in Section 5.4(b), to maintain complete and adequate books and records of all sales of ARA Products ordered at such price, (ii) reserve and, in Martek’s discretion, exercise the right to audit such books and records to enable Martek to verify that all such quantities of ARA Products are included only in Infant Formula Products that are sold only in *, and (iii) take such steps which are reasonable to ensure that such quantities of ARA Products are included only in Infant Formula Products that are sold in *.
5.5. Notification and Challenge Procedure.
(a) Notwithstanding anything to the contrary set forth elsewhere in this Restated Agreement, prior to any sale by a party (the “Notifying Party”) or any of its Affiliates of ARA Products into the other party’s ARA Fields of Use (the “Responding Party”), the Notifying Party shall provide written notice thereof to the Responding Party three (3) years before commencing any such sale (“IP Notice”), which notice shall include a list of such ARA Products (“Included ARA Products”); provided, however, that the foregoing requirement as well as the remaining provisions of this Section 5.5 shall not apply to any sale by DSM or its Affiliates of, and DSM and its Affiliates shall at all times be entitled to sell, DSM Adult ARA Products for a DSM Adult ARA Application on the terms and subject to the conditions set forth in Section 7.4(f) of this Restated Agreement. During such three (3) year period, the Notifying Party shall not commence such sales. The date that the Responding Party receives such IP Notice shall hereinafter be referred to as the “IP Notice Receipt Date.” The Responding Party shall have the right to proceed to arbitration pursuant to Section 10.5 of this Restated Agreement, for the purpose of determining whether the Notifying Party will be legally entitled to sell the Included ARA Products into any of the ARA Fields of Use of the Responding Party without infringing the Intellectual Property rights or Know-how of the Responding Party as further set forth in Section 5.5(b) below, by giving written notice to the Notifying Party of its intent to proceed to arbitration, and subsequently initiating such arbitration, within six (6) months of the IP Notice Receipt Date. Whether or not such right to arbitrate is exercised, the Responding Party shall have the right to terminate this Restated Agreement as further set forth in Section 5.5(c) below. If the Responding Party does not proceed to arbitration within six (6) months of the IP Notice Receipt Date, the Notifying Party shall be permitted to sell the Included ARA Products into any of the Responding Party’s ARA Fields of Use only after the date which is three (3) years after the IP Notice Receipt Date. Any breach of any of the provisions of this Section shall constitute a material breach of this Restated Agreement.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(b) In the case of arbitration pursuant to 5.5(a), the Notifying Party shall not sell any ARA Products into any of the Responding Party’s ARA Fields of Use except in accordance with Section 5.5(b)(ii), and shall have the burden of establishing by clear and convincing evidence that its potential sale of the Included ARA Products into any of the Responding Party’s ARA Fields of Use would not infringe upon the Responding Party’s Intellectual Property rights or Know-how on the Decision Date. The date on which the arbitrators deliver their decision to the parties shall hereinafter be referred to as the “Decision Date.”
(i) If the arbitrators determine that the Notifying Party will not be legally entitled to sell the Included ARA Products into any of the Responding Party’s ARA Fields of Use, then any subsequent sale of any Included ARA Products by the Notifying Party into any of the Responding Party’s ARA Fields of Use shall be conclusively deemed to be an infringement of the Responding Party’s Intellectual Property rights and/or Know-how for purposes of any arbitration or legal proceeding between the Responding Party and the Notifying Party related to such sale unless and until there is a material change in the Intellectual Property rights or Know-how of either party in which event either party shall be entitled to commence the process set forth in Section 5.5(a) again.
(ii) If the arbitrators determine that the Notifying Party will be legally entitled to sell the Included ARA Products into any of the Responding Party’s ARA Fields of Use, such sales shall commence no earlier than (A), if this Restated Agreement has not been terminated prior to the Decision Date, the date three (3) years following the Decision Date or (B), if this Restated Agreement has been terminated prior to the Decision Date, the date three (3) years following the date of such termination.
(iii) During the pendency of the arbitration pursuant to 5.5(a), the Notifying Party shall respect the arbitration process and shall not itself sell, and shall cause its Affiliates not to sell, any ARA Products into the Responding Party’s ARA Fields of Use except in accordance with Section 5.5(b)(ii).
(c) The Responding Party’s right to terminate this Restated Agreement pursuant to 5.5(a) shall be exercisable by providing the Notifying Party with a written notice of termination (“Termination Notice”), such Termination Notice to be delivered (i) any time up to the date six (6) months after the Decision Date if the Responding Party commences arbitration in accordance with 5.5(a) or (ii) at any time within one (1) year of the IP Notice Receipt Date if the Responding Party does not commence arbitration in accordance with 5.5(a). In either case, the Termination Notice must (i) set forth an effective date for the termination that is no earlier than the date three (3) years after the IP Notice Receipt Date and (ii) be delivered to the Notifying Party at least six (6) months prior to such effective date.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(d) Notwithstanding anything in this Restated Agreement to the contrary, upon the IP Notice Receipt Date:
(i) The Responding Party’s purchase and/or supply obligations under Article 3 shall be terminated and shall instead become purchase and/or supply rights, as the case may be, but the Notifying Party’s obligation to purchase or supply under Article 3 shall continue;
(ii) The Responding Party’s (but not the Notifying Party’s) production or sales allocation (i.e. the DSM Extraction Allocation /DSM RBD Services Allocation or Martek Allocation, as applicable) under Article 3 shall become unlimited;
(iii) If DSM is the Responding Party: (i) the parties’ obligation set forth in Section 5.3 to first meet demands for Infant Formula Products before supplying ARA Products to any DSM ARA Field of Use and (ii) DSM’s obligation set forth in Section 5.4 to accept the * pricing for * customers, shall each terminate (such obligations to continue unaffected if Martek is the Responding Party);
(iv) If Martek is the Responding Party, Martek’s payment obligations under Section 6.12 (Break Up Fee) shall terminate (such payment obligation to continue unaffected if DSM is the Responding Party), and Martek’s obligations regarding the Agreed Annual Fixed Costs under Section 6 shall terminate (such payment obligation to continue unaffected if DSM is the Responding Party); and
(v) The Responding Party shall have the right to sublicense the Notifying Party’s proprietary technology (either Martek Proprietary Technology or DSM Proprietary Technology, as applicable), Improvements and the Production Technology to any Third Party Toll Manufacturers without the prior approval of or acceptance by the Notifying Party (and the Notifying Party’s right to so sublicense shall continue to be subject to the prior approval or acceptance requirements set forth herein).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

6. FINANCIAL MATTERS
6.1. Amounts Payable by Martek.
(a) For each Unit of ARA that has been delivered by DSM in a given calendar year and accepted by Martek pursuant to a Martek Purchase Order, Martek shall pay to DSM the applicable Budgeted Price per Unit of ARA as determined below, subject to the limitations and adjustments further set forth in this Article 6, including the reconciliations pursuant to Section 6.2 and adjustments pursuant to Section 6.3. The Budgeted Price per Unit of ARA shall be equal to the sum of the DSM Fixed Cost per Unit of ARA, the mark up per Unit of ARA (the “DSM Mark Up”) and the DSM Variable Cost per Unit of ARA, in each case as in effect for the calendar year in which the Unit of ARA is ordered for delivery pursuant to a Martek Purchase Order, as set forth below.
(b) Prior to December 1 of each calendar year (the “Current Year”), the Committee shall agree upon the rates per Unit of ARA for electricity, natural gas, yeast extract and dextrose (the “Budgeted Rates”) to be used in the calculation of the DSM Variable Costs per Unit of ARA for the next calendar year (the “Succeeding Year”).
(c) For any period during the term of this Restated Agreement, if so requested by Martek, DSM shall lock-in (if possible) a fixed rate for up to * (or a lesser portion if so requested by Martek) of electricity, natural gas, yeast extract and dextrose to be used by DSM in connection with producing ARA Products for Martek. In addition, DSM shall obtain written approval from Martek, such approval to not be unreasonably withheld or delayed, prior to locking-in a fixed rate or hedge for all or any portion of electricity, natural gas, yeast extract and dextrose in connection with directly or indirectly producing ARA Products for Martek, even if Martek has not requested such action, which written approval may be obtained via email correspondence between the parties. The parties hereby agree that, once a rate is locked-in for a given period in accordance with the foregoing procedure, it will not be subject to any further adjustment during the relevant period unless mutually agreed in writing. DSM shall use commercially reasonable efforts to minimize all DSM Variable Costs per Unit of ARA, including without limitation the costs subject to rate adjustments listed above.
(d) The parties agree that Martek shall pay for all transportation from * Ex-Works and arrange (or have arranged by DSM) transport of Units of ARA in line with DSM’s production planning and Martek’s Purchase Orders.
(e) During the period from January 1, 2010 through December 31, 2014, * of all purchases of Units of ARA made by Martek will be invoiced by and paid to DSM in US Dollars and * in Euros using an exchange rate of * US Dollars per Euro. For example, if the aggregate Units of ARA purchased for a calendar year is * and the Agreed Price per Unit of ARA is *, * will be paid and * will be paid. For purchases of Units of ARA made by Martek in 2009, if the amounts invoiced by and paid to DSM are not * in US Dollars and * in Euros, the amounts will be reconciled to match such proportions using an exchange rate of * US Dollars per Euro. Euros are calculated by determining * of the amount of US Dollars that would have been paid at * per Unit of ARA (* of *, or *) and then dividing * by the exchange rate of US$* per €1. All references to dollars or $ in this Restated Agreement shall mean US Dollars.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(f) The parties agree that the following volume and pricing terms and conditions shall apply for each calendar year commencing with 2009 and continuing through December 31, 2014, subject to adjustments set forth in Sections 6.2 and 6.3 below, as applicable:
(i)
2009: For calendar year 2009, Martek may purchase up to * Units of ARA at the Budgeted Price, but shall order at least * Units of ARA for delivery in 2009. The Budgeted Price for 2009 shall be calculated based upon the following:

•	The 2009 Agreed Annual Fixed Cost shall be * US Dollars ($*) resulting in a DSM Fixed Cost per Unit of ARA equal to $* for the first * Units of ARA and $* for any additional Units of ARA.
•	The 2009 DSM Mark Up per Unit of ARA shall be equal to $* for the first * Units of ARA and $* for any additional Units of ARA.
•	The 2009 DSM Variable Cost per Unit of ARA shall be equal to $* for all Units of ARA, determined as set forth on Schedule 6.1-B.
(ii)
2010: For calendar year 2010, Martek may purchase up to * Units of ARA at the Budgeted Price, but shall order at least * Units of ARA for delivery in 2010. The Budgeted Price for 2010 shall be calculated based upon the following:

•	The 2010 Agreed Annual Fixed Cost shall be * US Dollars ($*) resulting in a DSM Fixed Cost per Unit of ARA equal to $* for the first * Units of ARA and $* for any additional Units of ARA.
•
The 2010 DSM Mark Up per Unit of ARA shall be equal to $* for all Units of ARA forecasted for 2010 pursuant to the Martek Three Year Rolling Forecast as of November 1, 2009 and $* for any additional Units of ARA.

•
The 2010 DSM Variable Cost per Unit of ARA shall be the sum of the Usages for electricity, natural gas, yeast extract and dextrose set forth in Schedule 6.1-A multiplied by their corresponding Budgeted Rates for 2010 (except that the rate for “Other Materials” shall be as set forth on Schedule 6.1-B).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(iii)
2011: For calendar year 2011, Martek may purchase up to * Units of ARA at the Budgeted Price, but shall order at least * Units of ARA for delivery in 2011. The Budgeted Price for 2011 shall be calculated based upon the following:

•	The 2011 Agreed Annual Fixed Cost shall be * US Dollars ($*) resulting in a DSM Fixed Cost per Unit of ARA equal to $* for the first * Units of ARA and $* for any additional Units of ARA.
•
The 2011 DSM Mark Up per Unit of ARA shall be equal to $ * for all Units of ARA forecasted for 2011 pursuant to the Martek Three Year Rolling Forecast as of November 1, 2010 and $* for any additional Units of ARA.

•
The 2011 DSM Variable Cost per Unit of ARA shall be the sum of the Usages for electricity, natural gas, yeast extract and dextrose set forth in Schedule 6.1-A multiplied by their corresponding Budgeted Rates for 2011 (except that the rate for “Other Materials” shall be as set forth on Schedule 6.1-B).

(iv)	2012: For calendar year 2012, Martek may purchase up to * Units of ARA at the Budgeted Price for delivery in 2012, which shall be calculated based upon the following:
•
The 2012 DSM Fixed Cost per Unit of ARA shall be the 2012 Agreed Annual Fixed Cost of * US Dollars ($*) divided by the number of Units of ARA forecasted for purchase by Martek for 2012 pursuant to the Martek Three Year Rolling Forecast as of November 1, 2011, subject to a reconciliation based on actual 2012 purchases as provided below.

•
The 2012 DSM Mark Up per Unit of ARA shall be equal to $* for all Units of ARA forecasted for 2012 pursuant to the Martek Three Year Rolling Forecast as of November 1, 2011 and $* for any additional Units of ARA.

•
The 2012 DSM Variable Cost per Unit of ARA shall be the sum of the Usages for electricity, natural gas, yeast extract and dextrose set forth in Schedule 6.1-A multiplied by their corresponding Budgeted Rates for 2012 (except that the rate for “Other Materials” shall be as set forth on Schedule 6.1-B).

(v)	2013: For calendar year 2013, Martek may purchase up to * Units of ARA at the Budgeted Price for delivery in 2013, which shall be calculated based upon the following:
•
The 2013 DSM Fixed Cost per Unit of ARA shall be the 2013 Agreed Annual Fixed Cost of * US Dollars ($*) divided by the number of Units of ARA forecasted for purchase by Martek for 2013 pursuant to the Martek Three Year Rolling Forecast as of November 1, 2012, subject to a reconciliation based on actual 2013 purchases as provided below.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

•
The 2013 DSM Mark Up per Unit of ARA shall be equal to $ * for all Units of ARA forecasted for 2013 pursuant to the Martek Three Year Rolling Forecast as of November 1, 2012 and $* for any additional Units of ARA.

•
The 2013 DSM Variable Cost per Unit of ARA shall be the sum of the Usages for electricity, natural gas, yeast extract and dextrose set forth in Schedule 6.1-A multiplied by their corresponding Budgeted Rates for 2013 (except that the rate for “Other Materials” shall be as set forth on Schedule 6.1-B).

(vi)	2014: For calendar year 2014, Martek may purchase up to * Units of ARA at the Budgeted Price for delivery in 2014, which shall be calculated based upon the following:
•
The 2014 DSM Fixed Cost per Unit of ARA shall be the 2014 Agreed Annual Fixed Cost of * US Dollars ($*) divided by the number of Units of ARA forecasted for purchase by Martek for 2014 pursuant to the Martek Three Year Rolling Forecast as of November 1, 2013, subject to a reconciliation based on actual 2014 purchases as provided below.

•
The 2014 DSM Mark Up per Unit of ARA shall be equal to US$ * for all Units of ARA forecasted for 2014 pursuant to the Martek Three Year Rolling Forecast as of November 1, 2013 and $* for any additional Units of ARA.

•
The 2014 DSM Variable Cost per Unit of ARA shall be the sum of the Usages for electricity, natural gas, yeast extract and dextrose set forth in Schedule 6.1-A multiplied by their corresponding Budgeted Rates for 2014 (except that the rate for “Other Materials” shall be as set forth on Schedule 6.1-B).

(g) Other Applications. Notwithstanding anything to the contrary set forth above, for those Units of ARA in ARA Products that Martek sells to customers that are sold for use for other than Infant Formula Products and/or Products for Babies, Martek shall pay to DSM a fee (the “Profit Sharing Fee”) equal to the following:
(i) * of Adult Applications Gross Profits, plus
(ii) * of Gross Profits on Other ARA Applications, less
(iii) The applicable DSM Mark Up for such Units of ARA
Where Martek sells such ARA Units in combination with Units of DHA for use in ARA Applications for Adults and Other ARA Applications, the Adult Applications Gross Profits or Gross Profits on Other ARA Applications, in each case per Unit of ARA, as applicable, shall be equal to the Gross Profits on the Units of ARA (from DSM’s manufacture of the ARA Products to Martek’s sales to its customer, less the selling and transaction costs related to such sales) that are ultimately sold for use in such ARA Applications for Adults or Other ARA Applications, as applicable, based on the average selling price in the Martek ARA Field of Use for similar Units of ARA sold alone (but in similar quantities as the combined product) and not in combination with Units of DHA. Any corresponding Profit Sharing Fee payments shall be made within forty-five (45) days following the end of each calendar year.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(h) In the case of new non-fermentation technology to produce ARA Products the parties will negotiate in good faith to the extent ARA Products are produced with such technology, a new economic arrangement that will maintain their relative economic position as under the fermentation technology reflected elsewhere in this Restated Agreement.
(i) If, during the term of this Restated Agreement, any Martek customer that is permitted by contract with Martek to produce ARA Products in fact produces its own ARA Products, then Martek shall pay to DSM, on a quarterly basis, * of the amount of arm’s length royalties and any other related payments received by Martek from such customer in such calendar quarter that are directly attributable to such customer-produced quantity of ARA Products (the “Customer ARA Production Royalty”). Any Customer ARA Production Royalty payments shall be paid by Martek to DSM within forty-five (45) days following the end of each calendar year.
6.2. Reconciliations to the Budgeted Price.
(a) All Budgeted Prices determined as set forth above shall be paid only for Units of ARA actually recovered by Martek in the post Extraction Crude Oil. Any corresponding payments as the result of differences between Units of ARA purchased by Martek and those actually recovered by Martek shall be reconciled within forty-five (45) days following the end of each calendar quarter.
(b) Martek shall be responsible for 100% of the actual rates billed to DSM by third parties or by one or more Affiliates or business units of DSM (which amounts shall not include *) for electricity, natural gas, yeast extract, and dextrose required for the production of Units of ARA shipped to Martek pursuant to a Martek Purchase Order (the “Actual Rates”); provided that the actual rates billed to DSM by one or more Affiliates or business units of DSM for such utilities, yeast extract or dextrose shall be substantially the same, or at least as favorable to Martek, as those prevailing at the time for such utilities, yeast extract or dextrose obtained from other nonaffiliated companies. Notwithstanding the foregoing, where any such DSM Affiliate or business unit provides DSM a below-market rate for such utilities (but such utilities only) as a result of Additional Capital Assets purchased by DSM that are not Approved Capital Assets, the market rates for such utilities shall apply as such market rates are reasonably agreed in advance and in writing by the parties or, if not so agreed, as determined in accordance with the provisions of Section 8.6 as a “Disputed Fact”. If, however, such Additional Capital Assets are Approved Capital Assets, Martek will benefit from the more favorable rate, if any, in accordance with the arrangement for Approved Capital Assets in Section 4.6(b). It is understood and agreed that the “market rate” for any utility shall be the price for such utility that is generally available to Persons similarly situated as DSM who purchase such utility in the same general quantities and with the same general specifications as those purchased by DSM for ARA production.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) Any corresponding payments as the result of differences between Budgeted Rates and Actual Rates shall be reconciled within forty-five (45) days following the end of each calendar quarter. Schedules 6.2-A and 6.2-B set forth calculations applicable to the reconciliations provided in this Section 6.2.
(d) The average RBD yield used to estimate Units of ARA as Finished Oil expected to be obtained from each Unit of ARA as Crude Oil shall be *. Any difference between the expected and actual Units of ARA as Finished Oil as reported by Martek will be converted into Units of ARA as Crude Oil by dividing any such difference in Finished Oil quantities by the average RBD yield. DSM will invoice Martek with respect to any increase in Crude Oil quantity or will credit Martek with respect to any decrease in Crude Oil quantity as follows: * for DSM Variable Cost per Unit of ARA, and * for DSM Mark Up per Unit of ARA. Any such corresponding payments shall be reconciled within forty-five (45) days following the end of each calendar quarter.
(e) Thirty (30) days following the end of each calendar year 2009 through 2014, DSM shall confirm the total Units of ARA produced in the immediately preceding calendar year including Units of ARA delivered to Martek in such calendar year pursuant to a Martek Purchase Order and Units of ARA produced by DSM in such calendar year that were intended for sale within the DSM Fields of Use or DSM Adult ARA Applications. The Agreed Annual Fixed Costs for the relevant calendar year shall be adjusted by multiplying the Agreed Annual Fixed Costs for the relevant calendar year by the ratio of (X) total Units of ARA delivered in such calendar year to Martek pursuant to Martek Purchase Order(s), excluding Carryover Units, to (Y) the total Units of ARA produced by DSM in such calendar year, excluding Carryover Units (“Adjusted Annual Fixed Costs”). “Carryover Units” shall mean Units of ARA produced by DSM in a calendar year in excess of Martek Purchase Orders, which Units are produced for delivery to Martek in a subsequent calendar year. DSM shall pay to Martek the amount, if any, by which the aggregate Agreed Annual Fixed Costs per Unit of ARA actually paid by Martek to DSM for the relevant year exceed the Adjusted Annual Fixed Costs for the relevant year, but not less than zero, within forty-five (45) days following the end of the relevant calendar year.
(f) Martek shall pay to DSM the amount, if any, by which the Adjusted Annual Fixed Costs for the relevant year exceeds the aggregate Agreed Annual Fixed Costs per Unit of ARA actually paid by Martek for the relevant year, within forty-five (45) days following the end of the relevant calendar year

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

6.3. Adjustments to the Budgeted Price.
(a) Notwithstanding anything to the contrary in this Restated Agreement, to the extent that one or more DSM Shortfalls occur for causes other than a Force Majeure Event, are less than or equal to * Units of ARA in the aggregate within a rolling * period, and do not occur for more than *, then Martek shall pay to DSM the amount by which the Adjusted Annual Fixed Costs for the relevant year exceeds the aggregate sum of the DSM Fixed Cost per Unit of ARA paid to DSM for Units of ARA delivered in the relevant year, within forty-five (45) days following the end of each calendar year(s) within which such DSM Shortfalls occur. If one or more DSM Shortfalls occur for causes other than a Force Majeure Event and (A) exceed * Units of ARA in the aggregate within a rolling * period, or (B) occur for more than four (4) consecutive calendar quarters (each such * period in (A) or (B) shall be referred to as a “Relevant Period”) then (i) for each Unit of ARA sold by Martek in excess of the base Martek Allocation (i.e., 40,000 Units of ARA), Martek will pay to DSM (X) the Shortfall Fixed Cost per Unit of ARA for each such Unit of ARA produced by Martek plus (Y) an amount equal to the Shortfall Agreed Price per Unit of ARA for the relevant year minus the price per Unit of ARA paid by Martek to a third party ARA producer (but not less than zero) for each such Unit of ARA produced by such third party ARA producer, plus (ii) for each Unit of ARA purchased from DSM during the Relevant Period or an Adjustment Period, Martek will pay to DSM the Shortfall Fixed Cost per Unit of ARA in lieu of the Agreed Annual Fixed Cost Per Unit of ARA: provided, however, in no event shall the aggregate amount payable pursuant to (i) and (ii) exceed the Adjusted Annual Fixed Costs for the relevant year(s). In the event that the aggregate amount of DSM Fixed Costs Per Unit of ARA paid by Martek for Units of ARA purchased from DSM during a Relevant Period or an Adjustment Period as set forth in (ii) above exceeds the aggregate Shortfall Fixed Cost per Unit of ARA for such Units of ARA, the excess amount shall be credited to Martek. “Shortfall Fixed Cost per Unit of ARA” shall mean the Adjusted Annual Fixed Cost for the applicable calendar year(s) within the Relevant Period (and any Adjustment Period) divided by the total Units of ARA requested in Martek Firm Orders for ARA Products for such applicable calendar year(s) within the Relevant Period or Adjustment Period. “Shortfall Agreed Price per Unit of ARA” shall mean the sum of the Shortfall Fixed Cost per Unit of ARA, the DSM Mark Up per Unit of ARA and the DSM Variable Cost per Unit of ARA, in each case as in effect for the calendar year in which the Unit of ARA is ordered for delivery from such third party ARA producer. The adjustments to the Budgeted Price and Agreed Price per Unit of ARA applicable during a Relevant Period as set forth above shall continue to apply for the remainder of any calendar year which includes any portion of a Relevant Period, and such remaining calendar year period following the end of a Relevant Period shall be referred to as an “Adjustment Period.” During any Adjustment Period, Martek will use its commercially reasonable efforts to purchase all of its ARA Product needs from DSM. Examples of calculations applying the provisions of this Section 6.3(a) are set forth on Schedule 6.3(a). In the event that, due to a DSM Shortfall for causes other than a Force Majeure Event, Martek has paid to DSM the difference between the Adjusted Annual Fixed Cost for the immediately preceding year and the aggregate sum of DSM Fixed Costs per Unit of ARA paid to DSM for Units of ARA delivered in such year pursuant to the first sentence of this Section 6.3(a) and DSM Shortfalls continue to occur in the subsequent calendar year and exceeds * Units of ARA in the aggregate within a rolling * period or occurs for more than *, then DSM will immediately credit Martek for such payment amount. In no event will Martek be required to pay the DSM Mark Up per Unit of ARA in respect of any ARA Products sold by Martek as permitted as a result of any increase in the Martek Allocation effected pursuant to Section 3.3(b). DSM agrees to pursue any insurance proceeds available to it with respect to a DSM Shortfall, but DSM has no obligation to maintain such insurance coverage. Any and all amounts payable by Martek to DSM under this Section 6.3(a) shall be reduced by any insurance proceeds actually received by DSM and any other amounts recovered or to which DSM is entitled with respect to insurance claims or damages, for such DSM Shortfall (collectively, “Recovered Amounts”) which remain following application of such Recovered Amounts to DSM’s loss with respect to the DSM Mark Up per Unit of ARA due to such DSM Shortfall that were not otherwise recovered. If DSM receives a payment from Martek pursuant to this Section 6.3(a) and subsequently receives Recovered Amounts which would have resulted in a reduction of Martek’s obligation as provided above, if received earlier, DSM shall promptly pay to Martek an amount equal to such excess Recovered Amounts received, but not to exceed the amount paid by Martek pursuant to this Section 6.3(a).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(b) Beginning in 2010, the parties shall compare the increase in the PPI from January of the immediately preceding calendar year to January of the Current Year. If the increase in the PPI exceeds * for any such calendar year period then the DSM Mark Up per Unit of ARA and the Agreed Annual Fixed Costs (reduced by an amount equal to DSM’s annual depreciation for such calendar year as set forth on Schedules 9.4(d)-1 and 9.4(d)-2) for the Current Year and each year thereafter shall be increased by the percentage amount of such increase in the PPI, effective as of January 1 of the year in which such review of the PPI has taken place, provided that *. *.
(c) The parties agree that the pricing provisions set forth above relating to DSM Fixed Costs per Unit of ARA and DSM Variable Costs per Unit of ARA (but not the DSM Mark Up) shall be amended as expressly set forth elsewhere in this Restated Agreement or due to one or more of the following events outside of DSM’s control: (i) legal or regulatory changes are made that would not allow DSM to continue production of ARA in the then-current manner without violating a local, state or federal law, (ii) new patents are issued that prevent DSM from producing in the then-current manner, or (iii) one or more of the Raw Materials is no longer available *. In any such event, DSM shall use its commercially reasonable efforts to keep DSM Fixed Costs per Unit of ARA and DSM Variable Costs per Unit of ARA as low as possible by using its commercially reasonable efforts to increase production efficiencies, using low cost alternative Raw Materials or employing other applicable alternatives due to such events. In any such event, the parties will agree on adjustments to the DSM Fixed Cost per Unit of ARA and/or the DSM Variable Cost per Unit of ARA for the remaining calendar years through 2014, as applicable, to reflect the actual incremental increases in the costs to be incurred by DSM in excess of the amounts already included therefor due to such event and only for so long as such increases in costs are actually incurred; provided, however, that changes to the applicable DSM Variable Costs per Unit of ARA will only be made if such events require change(s) that increase the Usages component (or the total cost/unit of the “Other Materials” component) of the DSM Variable Costs per Unit of ARA, as a result of which the DSM Variable Costs increase by more than *, as calculated at the then applicable Actual Rates.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(d) Martek and DSM agree to use their commercially reasonable efforts to work together to identify additional goods or products that could be manufactured or processed * so as to improve plant utilization and thereby reduce the allocation of Agreed Annual Fixed Costs to the production of ARA. In the event that the manufacturing and/or processing of additional goods or products commences * as a result of cooperative efforts initiated by Martek, DSM and Martek will jointly determine the extent to which any such additional plant utilization actually reduces the amount of DSM Fixed Costs allocable to Martek, and the parties shall agree on an adjustment to the DSM Fixed Costs payable hereunder through 2014 corresponding with the third party goods/products utilization in respect of the available total annual capacity *. In the event, however, that the manufacturing and/or processing of additional goods or products * results from DSM’s efforts, Martek shall not be entitled to any reduction of the DSM Fixed Costs allocable to Martek under this Restated Agreement through 2014. It is understood and agreed that, in determining any fixed cost component of any pricing after 2014, all goods/products manufactured * shall be considered, and not just those for which an adjustment is envisioned based on this Section 6.3(d).
6.4. Amounts Payable by DSM.
(a) For each Unit of ARA upon which Martek has performed the Martek Services and which has been delivered EXW by Martek and accepted by DSM pursuant to a DSM Purchase Order, DSM shall pay to Martek the Martek Costs per Unit of ARA calculated in accordance with Schedule 2.104 plus a * markup, in each case as in effect for the calendar year in which the Unit of ARA is ordered for delivery in such calendar year pursuant to a DSM Purchase Order. Unless otherwise agreed to by the parties, the Martek Costs per Unit of ARA for a Succeeding Year will be agreed to by the Committee by November 30 of each Current Year and shall be based on the DSM Budgeted Volume for the Succeeding Year and the actual Martek Costs per Unit of ARA for the first three (3) quarters of the Current Year, taking into account any changes to specifications that may impact such costs. The parties agree that Martek shall not be charged for ARA Products delivered by DSM to Martek for purposes of Martek’s performing the Martek Services for DSM.
(b) With respect to any ARA Product sold in the DSM ARA Field of Use by DSM or any DSM Affiliate to a third party that is not an Affiliate of either DSM or Martek, DSM will pay Martek a royalty of * of the Agreed Price per Unit of ARA applicable to the relevant calendar year for each Unit of ARA sold as adjusted pursuant to Section 6.3 (the “DSM ARA Field of Use Royalty”); provided, however, that (i) no such royalty shall be due and owing unless and until the total quantity of sales during the calendar year in question exceeds $*, (ii) no royalty shall be owed for sales of ARA Products to * and (iii) the DSM ARA Field of Use Royalty shall not exceed * of DSM’s Gross Profit on such sales. In cases where DSM reduces the price of the products referred to in this Section 6.4 as an incentive for a DSM customer to purchase other DSM products, DSM’s Gross Profit, for purposes of determining any cap on the DSM ARA Field of Use Royalty, shall be based on the non-reduced price. Any corresponding DSM ARA Field of Use Royalty payments shall be made within forty-five (45) days following the end of the immediately preceding calendar year.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) With respect to any ARA Product sold in the DSM Adult ARA Applications by DSM or any DSM Affiliate to a third party that is not an Affiliate of either DSM or Martek, DSM will pay Martek a royalty equal to * of the Agreed Price per Unit of ARA in effect applicable to the relevant calendar year for each Unit of ARA sold as adjusted pursuant to Section 6.3 (the “DSM Adult ARA Applications Royalty”); provided, however, that no such royalty shall be due and owing unless and until the total quantity of sales during the calendar year in question shall exceed $*. Notwithstanding the foregoing, for sales into the * market of a DSM Adult ARA Product that is a DHA/ARA combination product, DSM agrees that it will either (i) utilize DHA supplied by Martek for such DSM Adult ARA Product, subject to the payment of the * royalty specified above, or (ii) not utilize DHA supplied by Martek for such DSM Adult ARA Product and instead pay Martek a royalty equal to * of the Agreed Price per Unit of ARA in effect at the time for each Unit of ARA sold as adjusted pursuant to Section 6.3. Any corresponding DSM Adult Applications Royalty payments shall be made within forty-five (45) days following the end of the immediately preceding calendar year. For the avoidance of doubt, to the extent any royalty is payable by DSM to Martek on ARA Products under this Section 6.4(c), no royalty shall be payable by DSM to Martek on the same ARA Products pursuant to Section 6.4(b).
6.5. Invoices and Payment.
(a) DSM shall invoice Martek for each Martek Purchase Order no earlier than the date on which such order is delivered EXW, and Martek shall remit all payments due to DSM within thirty (30) days following the later of (i) the invoice date for such shipment and (ii) the receipt by Martek of a signed certificate of analysis from DSM relating to such shipment, provided that the total aggregate amount of unpaid invoices during any given month shall not at any time exceed 150% of the average monthly total invoices sent by DSM to Martek during the three (3) months immediately preceding such month. During the period from January 1, 2010 through December 31, 2014, DSM’s invoices to Martek shall reflect * of the Agreed Price in US Dollars and * of the Agreed Price in Euros as set forth in Section 6.1 (and Martek shall pay DSM’s invoices in such currencies) and illustrated in Schedule 6.2-B. For invoices relating to 2009, the parties shall reconcile the actual amounts paid in order to reflect * of the Agreed Price paid in US Dollars and * of the Agreed Price paid in Euros as set forth in Section 6.1 and illustrated in Schedule 6.2-A. DSM shall charge Martek interest (from the due date of the payment until the date such payment is actually received by DSM) on payments that are more than fifteen (15) days late at an annualized rate of interest equal to the Euribor rate in effect as of the first day of such quarter plus three percent (3%).
(b) Martek shall invoice DSM for each DSM Purchase Order no earlier than the date on which such order is delivered EXW, and DSM shall remit all payments due to Martek within thirty (30) days following the later of (i) the invoice date for such shipment and (ii) the receipt by DSM of a signed certificate of analysis from Martek relating to such shipment. All ARA Products upon which Martek Services have been performed will be billed and paid for in US Dollars. Martek shall charge DSM interest (from the due date of the payment until the date such payment is actually received by Martek) on payments that are more than fifteen (15) days late at an annualized rate of interest for each quarter equal to the Euribor rate in effect as of the first day of such quarter plus three percent (3%).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) Amounts due from one party to the other pursuant to Section 7.2(b)(iv)(B) shall be paid within forty-five (45) days following the end of the relevant calendar quarter.
(d) Except as otherwise expressly provided herein, all amounts to be paid by a party to the other under this Restated Agreement shall be due and payable within thirty (30) days of the invoice date in respect thereof. All amounts due and payable and not paid within the applicable grace period shall bear interest for each quarter or portion thereof at an annualized rate of interest equal to the Euribor rate in effect as of the first day of such quarter plus three percent (3%), calculated from the due date of the payment until the date such payment is actually received by the receiving party.
6.6. Interest Charges for Inventory.
Either party may request from time to time that the other party maintain an inventory of ARA Products for the sole purpose of fulfilling Martek Purchase Orders or DSM Purchase Orders, as applicable. If a party agrees to maintain such inventory, then such party shall charge the requesting party interest on the Agreed Price or fees for Martek Services as set forth in Section 6.4, as applicable, that would be paid for such inventory for the period that such party maintains such inventory at an annualized rate of interest equal to the average Euribor rate plus three percent (3%) for such period.
6.7. Margin Protection.
(a) Martek and DSM shall share data on Gross Profits on sales of ARA Products and future expectations of declines in Gross Profit per Unit of ARA. Notwithstanding anything in this Restated Agreement to the contrary, if the average Gross Profit per Unit of ARA in US Dollars received by Martek and its Affiliates on sales of a Unit of ARA falls below the DSM Mark Up per Unit of ARA for a period of *, Martek shall give DSM prompt written notice thereof, whereupon the parties agree that the DSM Mark Up per Unit of ARA shall be reduced as of the day of notification to an amount that would be equal to the average Gross Profit in US Dollars received by Martek and its Affiliates on sales of a Unit of ARA after the adjustment for such reduction in the DSM Mark Up per Unit of ARA. If the average Gross Profit per Unit of ARA in US Dollars received by Martek and its Affiliates on sales of a Unit of ARA recovers to at least the level of the DSM Mark Up per Unit of ARA in any subsequent calendar quarter, Martek shall give DSM prompt written notice thereof, whereupon the parties agree that the full DSM Mark Up per Unit of ARA shall be restored as of the date of such notification.
(b) For purposes of calculating Martek’s Gross Profit in this Section 6.7, (i) Martek agrees that it will not include in the calculation any ARA Products sold by Martek to its customers at a reduced price as an incentive for the Martek customers to purchase other Martek products and (ii) to the extent that the ARA Products are Blended Products, then the Gross Profit per Unit of ARA in such ARA Products will be determined by multiplying (A) the Gross Profit in US Dollars received by Martek and its Affiliates on sales of the Blended Product by (B) a fraction where the numerator is the number of Units of ARA in the Blended Product and the denominator is the total number of units of fatty acids in the Blended Product, but in no event shall such amount be less than the Gross Profit on ARA Products where ARA Products are sold as single product.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

6.8. Stop Loss.
(a) If at any time from and after December 31, 2011, Martek shall have received from its customers during the immediately preceding * period total orders of ARA Products of less than * Units of ARA, then Martek shall have the right to deliver written notice thereof to DSM requesting a meeting pursuant to this Section 6.8(a), in which event the parties shall promptly meet to discuss in good faith changes that might be implemented so as to increase sales of or demand for ARA Products and otherwise to increase the economic benefits to the parties from the Alliance. If at any time from and after December 31, 2011, DSM shall have received from Martek during the immediately preceding four (4) calendar quarter period an aggregate amount of DSM Mark-Up of less than $* (which amount shall be subject to adjustment due to a DSM Shortfall, if any, as set forth below), then DSM shall have the right to deliver written notice thereof to Martek requesting a meeting pursuant to this Section 6.8(a), in which event the parties shall promptly meet to discuss in good faith changes that might be implemented so as to increase the profitability of the Alliance and otherwise to increase the economic benefits to the parties from the Alliance. The changes referred to in the two immediately preceding sentences may include, without limitation, changes to the location of production facilities, changes to the economic relationship between the parties, marketing incentives or campaigns, the manufacturing of other products * and other cost-saving and/or demand-inspiring measures, as applicable. In the event of a DSM Shortfall, the threshold amount of $* set forth above shall be reduced, until such time as the Martek Allocation reverts back to 40,000 Units of ARA, by an amount equal to the amount of the DSM Shortfall multiplied by the amount of the applicable DSM Mark Up per Unit of ARA.
(b) If the parties meet as provided in Section 6.8(a) above, and at any time on or before the * of such meeting Martek shall have received from its customers during the immediately preceding * period total orders of ARA Products of less than * Units of ARA, then Martek shall have the right, exercisable by delivery of written notice to DSM, to accelerate the expiration date of this Restated Agreement to a date no earlier than the last day of the first full calendar quarter following the date on which such written notice was delivered. If the parties meet as provided in Section 6.8(a) above, and at any time on or before the * of such meeting DSM shall have received from Martek during the immediately preceding * period an aggregate amount of DSM Mark-Up of less than $* (which amount shall be subject to adjustment due to a DSM Shortfall, if any, as set forth below), then DMS shall have the right, exercisable by delivery of written notice to Martek, to accelerate the expiration date of this Restated Agreement to a date no earlier than the last day of the first full calendar quarter following the date on which such written notice was delivered. In the event of any such acceleration of the expiration date of this Restated Agreement, all references in this Restated Agreement to December 31, 2023 shall be deemed to be the accelerated date on which this Restated Agreement shall expire and all references in this Restated Agreement to January 1, 2024 shall be deemed to be the day after such accelerated date. For the avoidance of doubt, and unless otherwise provided herein, the consequences of any such accelerated expiration shall be the same as if the Restated Agreement had expired on December, 31, 2023, including without limitation those set forth in Section 9.3 hereof. In the event of a DSM Shortfall, the threshold amount of $* set forth above shall be reduced, until such time as the Martek Allocation reverts back to 40,000 Units of ARA, by an amount equal to the amount of the DSM Shortfall multiplied by the amount of the applicable DSM Mark Up per Unit of ARA.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

6.9. Review of Alliance Structure and Economics; Renegotiation of Pricing Arrangements.
Commencing no later than June 1, 2013, the parties shall review in good faith, among other issues, the market position of ARA, competition, current and projected future ARA production costs, cost reduction strategies, and the structure and relative economic costs and benefits to the parties of the Alliance hereunder. The parties will review the pricing provisions of this Restated Agreement, including the DSM Mark Up per Unit of ARA and the allocation of payments between Euros and US Dollars, and will use good faith efforts to renegotiate such pricing and currency allocation prior to October 31, 2014, effective as of January 1, 2015. Either party shall be entitled to have the relevant financial information of the other party confirmed by an independent public accounting firm reasonably acceptable to the other party. The parties agree to negotiate in good faith ways to address any issues identified during this review to insure the future success and profitability of the Alliance for the remainder of the term of this Restated Agreement on terms similar to those currently in place. If renegotiation is unsuccessful as of October 31, 2014, pricing will be changed so that the parties share equally in the Gross Profit per each Unit of ARA sold (from the manufacture and delivery of ARA Products to its sale to a direct customer of Martek or DSM) effective January 1, 2015 and the allocation of payments between Euros and US Dollars shall remain as set forth in Section 6.1.
6.10. Transparency.
The parties agree during the term of this Restated Agreement to provide each other with data and information including copies of invoices and other relevant paperwork, to the extent reasonably necessary to verify the parties’ respective performances under this Restated Agreement and to substantiate the payments owed to a party by the other hereunder, including the calculation of DSM Costs, Martek Costs, Additional Capital Assets and Approved Capital Assets. The parties shall also share data and information relating to each party’s performance in the manufacture of ARA Products including actual Usages, information relating to productivity (including fermentation productivity) and efficiency of production, yields, and other such data. The types of information to be exchanged are intended to include the types that would be exchanged as part of an audit pursuant to Section 6.11(a), and it is understood that the types of information may vary from time to time to reflect changes in the information requirements of the parties. All such data and information shall be shared by the parties on a confidential basis, annually, or quarterly if it relates to or is required for the verification of amounts owed quarterly, reviews at quarterly meetings or a review of a party’s manufacturing performance. Notwithstanding the foregoing, (i) a party (the “Disclosing Party”) shall have the right not to provide to the other party (the “Requesting Party”) any data or information requested by the Requesting Party if the Disclosing Party determines in good faith that compliance with the request could give rise to a colorable claim that one or both of the parties have violated any applicable law and (ii) each party shall have the right to require that any data or information requested pursuant to this Section 6.10 (including any data or information not disclosed by a Disclosing Party to the Requesting Party on the basis of subsection (i) hereof) be disclosed to an independent auditor (and not to the Requesting Party) for the sole purpose of verifying the parties’ performance of and compliance with the terms of this Restated Agreement, including verifying a party’s calculation of payments owed to it by the other; such auditor shall be selected by the Requesting Party, subject to the approval of the Disclosing Party, such approval not to be unreasonably withheld, and shall be prohibited from disclosing such data and information to the Requesting Party (including such party’s employees) and the expenses of such independent auditor shall be borne equally by the Disclosing Party and the Requesting Party.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

6.11. Books and Records.
(a) Each party shall maintain complete and accurate records of its yields, production costs, income, sales of ARA products, capital costs, and other information reasonably necessary to verify that such party is complying with its obligations under this Restated Agreement and calculating relevant amounts in accordance with the terms of this Restated Agreement. All accounting relevant to this Restated Agreement shall be performed in accordance with generally accepted accounting principles consistent with those methods used by the relevant party for its other businesses. The parties each shall have the right, upon reasonable prior written notice, through an independent public accounting firm reasonably acceptable to the other party, to examine the other party’s books, records and accounts relating to the performance of its obligations under, or the prices to be charged pursuant to, this Restated Agreement. Such audit right shall be exercisable by a party, in regard to the books records and accounts related to a calendar year, by delivery of written notice to the other party (the “Audited Party”) within six (6) months after the end of such calendar year of its desire to have such an audit conducted; provided, however, that an Audited Party shall have the right, exercisable by delivery of written notice to the other party, to postpone the commencement of the audit for a maximum of 90 days to allow the Audited Party to complete its own internal accounting review with respect to such calendar year.
(b) A party’s books, records and accounts being examined pursuant to Section 6.11(a) above shall be deemed to be a complete and final statement of costs, fees and prices for the year subject to audit upon delivery of such books, records and accounts to the appointed independent public accounting firm and may not be amended, revised or supplemented at any time following such date for purposes of such audit except for changes, either favorable or unfavorable to either party, as a result of findings or inquiries by the appointed independent public accounting firm. All information regarding a party’s business received in any such examination shall be held in confidence. The expenses of such audits shall be borne by the party requesting such audit. Any overpayment or underpayment by one party of the amounts that the other party was entitled to receive under this Restated Agreement shall be promptly refunded to or paid by such other party, as the case may be, with annualized interest for such period at the average Euribor rate plus 3% calculated from the date(s) of the overpayment or underpayment until the date of refund or payment in accordance herewith. If any such audit establishes an aggregate overbilling or underpayment by one party during the period covered by the audit by 5% or more of the amounts to which the other party was entitled, then such overbilled or underpaid party shall be reimbursed by the other party for the expenses of the audit. The parties each shall be prohibited from accessing the other party’s books, records and accounts and any privileged documents examined by the accountant, and may receive only an accounting report from the auditor.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

6.12. Break Up Fee.
(a) In the event that, after the Restatement Effective Date, DSM desires to expand its ARA production capacity, it shall have the right to provide Martek with a detailed proposal of such expansion plans for Martek’s review. If Martek provides its written approval to DSM for such proposed expansion plans as provided in Section 3.3 (“Approved Expansion Plans”), then fifty percent (50%) of the actual capital costs of the Approved Expansion Plans (provided they are not materially changed from those approved by Martek) shall be added to a book entry account maintained by DSM for such purposes (the “Break Up Fee Account”). DSM shall maintain a separate subaccount of the Break Up Fee Account for each Approved Expansion Plan. As of the Restatement Effective Date, the parties agree that the balance of the Break Up Fee Account is zero.
(b) The balance in a subaccount of the Break Up Fee Account for an expansion shall be reduced (but not below zero) by * ($*) for each one US Dollar ($*) of DSM Mark Up, or equivalent thereof, received by DSM from Martek in respect of ARA Products produced from the expansion capacity that generated such subaccount.
(c) Upon any expiration of this Restated Agreement or a termination of this Restated Agreement by DSM for cause pursuant to Section 9.2 or 5.5 when Martek is the Notifying Party, Martek shall pay to DSM the balance in each subaccount of the Break Up Fee Account within forty-five (45) days of any such expiration or termination.
6.13. Considerations for Payments and Volume Commitments.
(a) In exchange for the parties’ agreement to eliminate the Currency Savings Account and all balances accrued therein as of the Restatement Effective Date, and in consideration of the parties’ agreement to no longer apply the Currency Savings Account methodology from and after the Restatement Effective Date, Martek has agreed to the ARA purchase commitments in each of calendar years 2009, 2010 and 2011 as set forth in Sections 6.1(a), 6.1(b) and 6.1(c).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(b) In consideration of DSM’s agreement to guarantee Usages, * ARA production * as provided in Section 3.2(a) of this Restated Agreement and to lock-in DSM Fixed Costs per Unit of ARA and the DSM Mark Up per Unit of ARA, each as set forth herein, Martek shall make a one-time payment to DSM (payable in two installments) equal to €7.9 million as follows:
(c) Martek shall pay to DSM 50% of this amount, or €3.95 million, on or before the fifteenth day following the Restatement Effective Date, by wire transfer in immediately available funds; and
(d) Martek shall pay to DSM the remaining €3.95 million on or before the thirtieth day following the date on which DSM delivers to Martek a written request therefor, which payment date the parties currently anticipate will be on or before August 31, 2009, and which in no event shall be due before July 1, 2009 or after October 31, 2009.
(e) The parties agree that the above payments represent the final amount of any and all costs due by Martek with respect to any *, including any payment obligations set forth in Article 8 of the Heads of Agreement.
7. PRODUCT DEVELOPMENTS AND PATENTS
7.1. R&D Collaboration.
(a) The R&D Collaboration Goals. Each party acknowledges and agrees that it shall endeavor in good faith, independent of or jointly with the other party, to use commercially reasonable efforts to conduct research projects that have a reasonable likelihood of developing (i) new or improved production processes for ARA Products, (ii) new or improved ARA Product formulations, (iii) new or improved ARA Product applications which may include clinical trials, and (iv) other ARA improvements or new developments (the “R&D Collaboration Goals”).
(b) The R&D Committee. The Committee has formed a committee which consists of four (4) members with appropriate scientific and marketing knowledge and expertise in the area of ARA Product production and applications and related technological areas with two (2) members to be appointed by Martek and two (2) members to be appointed by DSM (the “R&D Committee”). Each party shall identify one of the members that it appoints to the R&D Committee as its “R&D Leader.” If either party decides at any time to replace its designated R&D Leader or its other R&D Committee members, it may do so by written notice to the other party’s R&D Leader. The R&D Committee shall meet promptly upon its appointment by the Committee, and thereafter at least quarterly, for the purpose of defining potential research projects in furtherance of the R&D Collaboration Goals. The R&D Committee shall meet at such place as it may reasonably select, in person or by conference call as the R&D Committee decides.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) Research Project Proposals.
(i) In the fourth quarter of each calendar year of this Restated Agreement, the parties shall exchange their respective annual R&D Plans for the following year through the R&D Committee, for the purpose of sharing information. Each of Martek and DSM may perform and finance their own R&D (each, a “Solely Funded ARA Research Project”) and shall inform the other party of the topic of each Solely Funded ARA Research Project upon the commencement of such project and promptly provide the other party upon completion thereof with a summary of the results of such project in anticipation of the licenses of Intellectual Property relating thereto pursuant to Section 7.4 (a), (b), (d) and (f).
(ii) In addition, each party may recommend to the R&D Committee in its R&D Plan research projects for possible joint funding, at each party’s sole discretion, and any such project that is approved as provided below for joint funding (a “Jointly Funded ARA Research Project”) shall be described in a detailed project plan (including project management details). Upon unanimous R&D Committee recommendation for joint funding, each proposed joint research project will be submitted to the Committee for final written approval. Both parties shall provide reports on the progress of any Jointly Funded ARA Research Project and the results thereof to the R&D Committee on a quarterly basis.
(d) R&D Costs. Each party shall be responsible for its own R&D costs. The parties acknowledge that DSM shall not include any costs of DSM R&D in the DSM Costs billed to Martek unless expressly agreed by Martek in advance in writing and Martek shall not include any costs of Martek R&D in the Martek Costs billed to DSM unless expressly agreed by DSM in advance in writing. The costs involved in an approved Jointly Funded ARA Research Project shall be shared equally, unless otherwise agreed to by the Committee in writing and any corresponding payment reconciliations shall be made on a yearly basis.
(e) Outsourced R&D Activities. Any work to be performed at Martek as part of DSM’s R&D activities will be based only on outsourcing by DSM and performed only at DSM’s initiative on terms mutually agreed in writing. Any work to be performed at DSM as part of Martek’s R&D activities will be based only on outsourcing by Martek and performed only at Martek’s initiative on terms mutually agreed in writing.
(f) R&D Intellectual Property Rights from R&D Plans. The parties’ respective Intellectual Property rights in any inventions, improvements, Know-how, or technologies invented or created in the course of performance of any Jointly Funded ARA Research Project are set forth in Section 7.2(b) hereto.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(g) R&D Intellectual Property Rights from Solely Funded ARA Research Projects. The Intellectual Property rights in any inventions, improvements, Know-how or technologies invented or created in the course of performance of any Solely Funded ARA Research Project shall be owned, as between the parties hereto, by the party that funded such project, and patent rights filed and/or obtained thereon and owned by Martek shall be deemed Martek R&D Patents and patent rights filed and/or obtained thereon and owned by DSM shall be deemed DSM R&D Patents.
7.2. Intellectual Property Rights.
(a) Validity of Certain Patents of the Parties. From the Effective Date of the Alliance to the stated expiration date of this Restated Agreement (regardless of any earlier termination),
(i) DSM acknowledges and agrees that (A) Martek’s Patents (including those of its Affiliates) listed on Schedule 2.64 (Excluded Subject Matter) and Schedule 2.108 (Martek Patents), (B) any patents that issue from the applications listed on Schedule 2.64 or Schedule 2.108 and (C) all related family members of the patents listed on Schedule 2.64 and Schedule 2.108 issued under the laws of any country, shall be presumed valid and enforceable and, to the maximum extent permitted under applicable law, DSM agrees not to, and shall cause each of its Affiliates not to, challenge the validity or enforceability of such patents, through any legal action or proceeding of any nature whatsoever, including, but not limited to, any action in federal district court seeking to declare the invalidity of such patents, and
(ii) Martek acknowledges and agrees that (A) DSM’s Patents (including those of its Affiliates) listed on Schedule 2.54 (B) any patents which issue from the applications listed on Schedule 2.54, and (C) all related family members of the patents listed on Schedule 2.54, issued under the laws of any country, shall be presumed valid and enforceable and, to the maximum extent permitted under applicable law, Martek agrees not to, and shall cause each of its Affiliates not to, challenge the validity or enforceability of such patents, through any legal action or proceeding of any nature whatsoever, including, but not limited to, any action in federal district court seeking to declare the invalidity of such patents.
It is understood and agreed that Schedule 2.64 (Excluded Subject Matter), Schedule 2.54 (DSM Patents) and Schedule 2.108 (Martek Patents) may be amended and updated from time to time after the Restatement Effective Date with the written consent of the parties to include patent rights filed, acquired or licensed by each of the parties or to delete patents that the parties agree are no longer valid. Upon inclusion on any such Schedule, such patent rights shall be removed from any other definition of a set of patent rights for purposes of this Restated Agreement. It is further understood and agreed that a Notifying Party that challenges the scope of a Responding Party’s patents, but not their validity or enforceability, pursuant to Section 5.5 will not be deemed to be in violation of this Section.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(b) R&D Intellectual Property Rights. Subject to the licenses granted in Sections 7.4(a), 7.4(b), 7.4(d) and 7.4(f) hereto, Intellectual Property rights in any inventions, improvements, or technologies conceived or reduced to practice during the term of this Restated Agreement pursuant to a Jointly Funded ARA Research Project (“New R&D Inventions”) shall be as follows:
(i) Any patent and/or patent application filed by a Patent Proponent Party (as defined below) in accordance with Section 7.3(a)(ii) shall be owned solely by the Patent Proponent Party (“Martek R&D Patents” or “DSM R&D Patents,” as the case may be).
(ii) Subject to clause (i) above, the parties shall jointly own any patents or patent applications that may be filed or issue on any New R&D Inventions (each party having an equal and undivided one half ownership interest without a right of accounting, except as expressly provided herein) (“Joint Patents”) and all other Intellectual Property rights in New R&D Inventions regardless of which parties’ employees invented or created such New R&D Invention (“Joint Know-how”). Each party shall, and shall cause its employees, consultants, and contractors to, execute any and all documents required in order that each party shall own and, if applicable, shall be registered as the owner of the New R&D Invention in accordance with Section 7.2(b). All rights in and to the New R&D Inventions shall be subject to this Restated Agreement.
(iii) For the avoidance of doubt, during the term of this Restated Agreement (A) each of Martek and its Affiliates shall have (1) the exclusive right to use all Joint Proprietary Technology within the Martek ARA Fields of Use, (2) the non-exclusive right to use all Joint Proprietary Technology outside of the DSM ARA Fields of Use subject to Section 7.2(b)(iv)(A), and (3) no right to use, make or have made, offer to sell, sell, import, or otherwise exploit, or permit others to use, make or have made, offer to sell, sell, or otherwise exploit the Joint Proprietary Technology in DSM’s ARA Fields of Use and (B) each of DSM and its Affiliates shall have (1) the exclusive right to use all Joint Proprietary Technology within the DSM ARA Fields of Use, (2) the non-exclusive right to use all Joint Proprietary Technology outside of the Martek ARA Fields of Use subject to Section 7.2(b)(iv)(A), and (3) no right to use, make or have made, offer to sell, sell, import, or otherwise exploit, or permit others to use, make or have made, offer to sell, sell, or otherwise exploit the Joint Proprietary Technology in Martek’s ARA Field of Use. Notwithstanding the foregoing, except as expressly set forth in Section 9.3, nothing contained in this Restated Agreement shall extend DSM’s rights to the Excluded Subject Matter outside the DSM ARA Fields of Use. Moreover, unless expressly agreed upon by the parties, subject to Section 10.4 hereto, nothing herein shall be deemed to grant either party any rights in any trademarks or previously existing copyrighted work of the other party, notwithstanding the use of such materials in any Jointly Funded ARA Research Project. Notwithstanding the foregoing neither party shall sublicense Production Technology without the other party’s prior written consent except pursuant to Sections 3.3(a), 3.4(c), and 5.5(d).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(iv) If either party is in serious negotiations with a non-Affiliate third party regarding the sublicensing of its rights to the Joint Proprietary Technology in an area where it has non-exclusive rights to such Joint Proprietary Technology in accordance with Section 7.2(b)(iii)(A)(2) or 7.2(b)(iii)(B)(2) (“Sublicensable Technology”), such party shall provide written notice to the other party of such negotiations. If such party decides to sublicense its rights pursuant to such negotiations (such party to hereinafter be referred to as the “Sublicensing Requester”), then the Sublicensing Requester must provide the other party prior written notice summarizing the proposed sublicensing arrangement for the Sublicensable Technology (“Sublicensing Notice”).
(A) The non-requesting party shall have the right to prevent such sublicense by (1) within thirty (30) days of receiving the Sublicensing Notice, notifying the Sublicensing Requester of its disapproval of the sublicense and its desire to have the exclusive right to sublicense the Joint Proprietary Technology outside the DSM ARA Fields of Use and the Martek ARA Fields of Use and (2) committing within thirty (30) days of the determination of the fair-market value (“FMV”) of such exclusive right to pay to the Sublicensing Requester the FMV, which is to be determined pursuant to agreement of the parties or pursuant to Section 8.6 if agreement is not reached within ten (10) days.
(B) If the non-requesting party does not notify the Sublicensing Requester of its disapproval within thirty (30) days from receiving the Sublicensing Notice or does not pay the FMV of the sublicense to the Sublicensing Requester within thirty (30) days from determination of the FMV amount, the Sublicensing Requester shall have the right to proceed with such sublicense on substantially the same terms and conditions as set forth in the Sublicensing Notice and the Sublicensing Requester shall pay the other party, as applicable, (1) * of the Net Revenues the Sublicensing Requester receives from the sublicensee which are not the result of the Sublicensing Requester selling a product to the sublicensee, and (2) * of the Net Sales the Sublicensing Requester receives from the sublicensee which are the result of the Sublicensing Requester selling a product to the sublicensee, provided, however, that such total amount shall not exceed * of the Sublicensing Requester’s Gross Profit on such sales.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(C) If the non-requesting party does not exercise its right to obtain exclusive rights to the Sublicensable Technology as set forth in Section 7.2(b)(iv)(A) and the Sublicensing Requester proceeds with the sublicensing arrangement for the Sublicensable Technology as set forth in the Sublicensing Notice, the Sublicensing Requester does not need to follow the procedures set forth in Section 7.2(b)(iv) again if it desires to enter into another sublicensing arrangement for the same Sublicensable Technology; however, if the Sublicensing Requester does not proceed with the sublicensing arrangement as set forth in the Sublicensing Notice and then subsequently desires to sublicense the same Sublicensable Technology to another potential sublicensee, the Sublicensing Requester must follow the procedures set forth in Section 7.2(b)(iv) again, including issuing a new Sublicensing Notice.
7.3. Prosecution, Maintenance and Enforcement.
(a) Prosecution and Maintenance of New R&D Patents.
(i) To the extent that a party desires to file an application for a patent claiming or describing a New R&D Invention, the party seeking to file the application shall inform the other party of its desire to file for patent protection and submit a request to the R&D Committee for permission to file the application for such invention. If a majority of the R&D Committee members are unable to agree on whether to pursue patent protection at all or in any particular jurisdiction, the matter shall be referred to the Committee, which shall make a final determination whether to file the application. In the event that the R&D Committee or the Committee, as the case may be, decides to pursue patent protection for a particular invention in one or more jurisdictions, the R&D Committee or the Committee, as the case may be, shall, designate the party with the most knowledge of the New R&D Invention (as determined by the unanimous agreement of the R&D Committee or the Committee, as the case may be) as the lead party (“Lead Party”) who will take primary responsibility for the preparation, filing, prosecution, and maintenance of any patents related to such New R&D Invention (“Patent Protection Process”). The non-lead party shall provide all reasonable cooperation and assistance in connection with the Patent Protection Process. The Lead Party will ensure that the non-lead party is kept informed of the status of and has an opportunity to review and comment on all aspects of the Patent Protection Process, including, but not limited to, copying the non-lead party on all patent related communications such as patent

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission applications, office actions, and responses and allowing the non-lead party not less than ten (10) business days to review and comment upon the specifications, claims, and responses to office actions prior to their submission to the appropriate patent office. The Lead Party shall use all reasonable efforts to incorporate and address the non-lead party’s comments. Notwithstanding the foregoing, final decisions regarding the specification claims and responses to office actions shall be made by the Lead Party. The applications shall be prepared, filed and prosecuted, and maintenance fees paid through an attorney or agent chosen by the Lead Party. Except as set forth in Section 7.3(a)(ii) below, each party shall pay fifty percent (50%) of all expenses incurred hereafter pursuant to the Patent Protection Process (“Patent Expenses”) according to the following procedure. On a quarterly basis the Lead Party will provide the non-lead party with an invoice for Patent Expenses reporting the amount of Patent Expenses incurred, the purpose of incurring such Patent Expenses, and the amount of Patent Expenses owed by the non-lead party. The non-lead party will reimburse on a quarterly basis the Lead Party within thirty (30) days of receiving an invoice for Patent Expenses from the Lead Party. If the Lead Party anticipates extraordinary expenses arising from the Patent Protection Process, then the Lead Party will provide the non-lead party with full details and together the parties will determine a mutually acceptable course of action prior to incurring such expenditures. Both parties recognize that one party may incur certain legal expenses regarding the New R&D Invention and/or patent rights relating to matters pertaining solely to such party, and, in such circumstances, such expenses will not be considered Patent Expenses, unless otherwise decided by the Committee. The Lead Party will maintain adequate records showing all Patent Expenses incurred, which will be made available to the non-lead party upon reasonable notice.
(ii) Notwithstanding Section 8.5 or Section 8.6, in the event that the Committee is deadlocked on whether to file a patent application for a particular New R&D Invention in one or more jurisdictions (i.e., where half of the Committee members are in favor of pursuing patent protection and half the Committee members are opposed), the party whose Committee members voted in favor of pursuing patent protection (the “Patent Proponent Party”) shall have the right to independently file a patent application covering such invention at its own costs and expense, and the other party shall provide all reasonable cooperation and assistance in connection therewith, including without limitation, ensuring that any of its employees who may be inventors under such patent application shall be joined as inventors thereto, and shall cause such employees to assign in writing their entire interest in such invention to the Patent Proponent Party. In such event, the patent shall be treated as an Improvement made by the Patent Proponent Party and shall be subject to the license provisions of Section 7.4(d). Notwithstanding the foregoing, any decisions by the Patent Proponent Party regarding whether to pursue patent protection or the scope of the applicable patent claims being sought shall take into consideration the legal and commercial interests of the other party, including without limitation the other party’s interest in avoiding disclosure of confidential information or technology in connection with its activities in their respective ARA Fields of Use.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(iii) If, in one or more countries, (A) the Lead Party shall at any time decide not to prepare, file, prosecute or maintain any such patent application for any such New R&D Invention or (B) either party does not pay its share of the expenses related to the foregoing matters (in either situation, the “Declining Party”), the other party may, at its own expense, prepare, file, prosecute or maintain any such patent application in such country or countries. In such event, the Declining Party hereby assigns its interest in and to the New R&D Invention (but only with respect to such country or countries as applicable) underlying such patent application, and such application in such country or countries to the other party and such party hereby grants the Declining Party a license under such patents in accordance with the parties’ respective rights in Sections 7.4(a), 7.4(b), 7.4(d) and 7.4(f).
(b) Independent Enforcement. Notwithstanding anything to the contrary herein, each party shall have the right at any time to enforce independently, at its own cost and expense and in the manner as it chooses in its sole discretion, any rights to Intellectual Property * (the party pursuing or seeking to pursue such enforcement action is hereinafter referred to as the “Enforcing Party”). The party that is not the Enforcing Party shall provide all reasonable cooperation in connection with any actions permitted to be taken by the Enforcing Party pursuant to this Section 7.3(b) in connection with pursuing a suspected infringer in the Enforcing Party’s ARA Fields of Use, including without limitation allowing itself to be joined as a party to any lawsuit brought by the Enforcing Party against such infringer, provided that the Enforcing Party compensates the other party for any costs reasonably associated therewith. Any such action shall be subject to the other terms and conditions set forth herein.
(c) Enforcement. Each party agrees to promptly notify the other party * of any suspected infringement of any patent or other rights to Intellectual Property (other than trademark rights) of either party that relates to ARA, including without limitation any patent covering any New R&D Inventions. Promptly upon notification of a suspected infringement, * evaluate whether to take any action against such suspected third party infringer. In evaluating whether to pursue a particular suspected third party infringer, * act in good faith and shall consider *, including without limitation, the cost of pursuing the claim, the likelihood that either party will become the subject of a counterclaim, the relative likelihood of success of the claims to be asserted and the possible effects on the patent rights at issue. In the event that * decides that a particular action should be taken against the suspected third party infringer, the parties shall cooperate to promptly undertake such action. Such action may include * or other action aimed at causing cessation of the infringement by the third party. Unless * the party in whose ARA Field of Use the infringing activity is occurring shall be responsible for all costs associated with any such action. In the event that the suspected infringement is occurring in both party’s ARA Fields of Use, the parties shall share the costs of such action in proportion to the ARA related profits derived by each party at or around the time of the suspected infringement. In the event that one of the parties wishes to settle the dispute with the suspected infringer that would not involve the complete and unqualified cessation of the suspected infringing activity, *, neither party shall, without the prior consent of the other party, grant any license to, or enter into a prospective settlement agreement with, the suspected infringing party.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(d) Proceeds of Infringement Actions. The Enforcing Party shall be entitled to all proceeds from any independent action taken by it in accordance with Section 7.3(b) hereto. In the event an award of monetary damages is granted in an action with respect to * in connection with actions taken in accordance with * hereto, the parties shall apply the award as follows: Initially the award shall be used to reimburse the parties for their actual out-of-pocket expenses (including attorneys fees) that have been incurred by or in connection with such action, provided that if the award is insufficient to reimburse both parties for all of their out of pocket expenses, the award shall be distributed in proportion to each party’s relative expenses in connection with the action. Once the parties have been reimbursed for their respective out of pocket expenses, the remaining portions of the award shall be divided between the parties, within thirty (30) days after collection of the award, in proportion to the lost profits of each party resulting from the infringement in accordance with whichever of the following formulas is appropriate under the circumstances:
(i) Proceeds from Infringement Actions *.
(1) *
(ii) Proceeds from Infringement Actions *.
(1) *
It is the intent of the parties that the foregoing formulas will estimate the lost profits suffered by each party by the infringing activity.
(e) Defensive Patent Actions. Notwithstanding anything to the contrary herein, in the event that either party to this Restated Agreement becomes a defendant in any lawsuit in any jurisdiction, the defendant party shall have the right, in its entire and sole discretion, to bring a counter-claim or counter-suit based on the infringement of any Joint Patent against any party to the extent that such counter-claim or counter-suit is reasonably likely to cause or bring about a settlement of the dispute to which the party to this Restated Agreement has become a defendant. The defendant party shall notify the other party in writing of its intention to exercise its right under the immediately preceding sentence and such other party shall provide all necessary cooperation and assistance, at the requesting party’s cost and expense, associated with the defendant party’s counterclaim or counter-suit.
(f) Prosecution and Maintenance of Patents arising from Solely Funded ARA Research Projects. Notwithstanding anything to the contrary set forth in this Restated Agreement, a party shall have the sole right to file, prosecute and maintain patent rights claiming inventions invented or created in the course of the performance of such party’s Solely Funded ARA Research Projects.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

7.4. Intellectual Property Licenses.
(a) License of Martek Proprietary Technology. Subject to the provisions of Section 9.3, Martek hereby grants to DSM an exclusive (including as to Martek), worldwide, non-assignable, sublicensable (to the extent permitted in Section 7.4(c) below) license under the Martek Proprietary Technology, the Martek R&D Patents, the Excluded Subject Matter and Martek Improvements to make, use, have made, import, sell and offer for sale ARA Products and ARA Products combined with other products in the DSM ARA Fields of Use and to make ARA Products for delivery to Martek and to perform Extraction and RBD processing, in each case only to the extent permitted herein; provided, however, that Martek and its Affiliates shall have the right to utilize any Martek Proprietary Technology, Martek R&D Patents, the Excluded Subject Matter and Martek Improvements in the DSM ARA Fields of Use (i) that Martek and its Affiliates utilize in providing Martek Services to DSM as of the Restatement Effective Date, or (ii) that DSM may from time to time after the Restatement Effective Date authorize Martek and its Affiliates to utilize, in each case in connection with the provision by Martek and its Affiliates of Martek Services to DSM and its Affiliates as requested by DSM. The foregoing license shall be royalty-bearing solely as provided in Article 6 hereof. DSM hereby guarantees that each of its Affiliates and any Third Party Toll Manufacturer that shall become a sublicensee of DSM pursuant to Section 7.4(c) of this Restated Agreement with respect to the Martek Proprietary Technology, Excluded Subject Matter, Martek R&D Patents and/or Martek Improvements shall abide by the restrictions set forth in this Restated Agreement in respect of any such sublicensed Martek Proprietary Technology, Excluded Subject Matter, Martek R&D Patents and/or Martek Improvements.
(b) License of DSM Proprietary Technology. Subject to the provisions of Section 9.3, DSM hereby grants to Martek an exclusive (including as to DSM), worldwide, non-assignable, sublicensable (to the extent permitted in 7.4(c) below) license under the DSM Proprietary Technology, the DSM R&D Patents and DSM Improvements to make, use, have made, import, sell and offer for sale ARA Products and ARA Products combined with other products in the Martek ARA Fields of Use and to perform Extraction and RBD services, in each case only to the extent permitted herein; provided, however, that DSM and its Affiliates shall have the right to utilize any DSM Proprietary Technology, DSM R&D Patents and DSM Improvements in the Martek ARA Fields of Use (i) that DSM or its Affiliates utilize in providing services to Martek as set forth in this Restated Agreement as of the Restatement Effective Date, or (ii) that Martek may from time to time after the Restatement Effective Date authorize DSM or its Affiliates to utilize, in each case in connection with the provision by DSM or its Affiliates of services to Martek and its Affiliates as requested by Martek. The foregoing license shall be royalty-bearing solely as provided in Article 6 herein. Martek hereby guarantees that each of its Affiliates and any Third Party Toll Manufacturer that shall become a sublicensee of Martek pursuant to Section 7.4(c) of this Restated Agreement with respect to the DSM Proprietary Technology, DSM R&D Patents and/or DSM Improvements shall abide by the restrictions set forth in this Restated Agreement in respect of any such sublicensed DSM Proprietary Technology, DSM R&D Patents and/or DSM Improvements.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) Toll Manufacturers and Affiliates; Sublicenses; Other Rights of Martek’s Customers.
(i) Except as set forth in Sections 7.4(c)(iii) and (v), the licensed rights in Sections 7.4(a) and 7.4(b) above and Sections 7.4(d) and 7.4(f) below may be sublicensed by a party to its Affiliates but may not be sublicensed by such party to any third party, including Third Party Toll Manufacturers, without the prior written consent of the other party; provided, however, (i) in the event of a DSM Shortfall, Martek shall be entitled to sublicense the licensed rights granted in Sections 7.4(b) and Section 7.4(d) to one or more Third Party Toll Manufacturers in accordance with the requirements of Section 3.3(a) for the sole purpose of responding, and only for so long as necessary to respond, to such DSM Shortfall and (ii) in the event of a Martek Shortfall, DSM shall be entitled to sublicense the licensed rights granted in Sections 7.4(a), 7.4(d) and 7.4(f) to one or more Third Party Toll Manufacturers in accordance with the requirements of Section 3.4(c) for the sole purpose of responding, and only for so long as necessary to respond, to such Martek Shortfall.
(ii) For the avoidance of doubt, DSM hereby acknowledges that any Person that, directly or indirectly, purchases or acquires ARA Product manufactured by DSM, Martek or any Third Party Toll Manufacturer and sold by Martek or its Affiliates during the term of this Restated Agreement, whether alone or in combination with other products, shall not require a sublicense of the DSM Patents, the DSM R&D Patents, and/or the DSM Improvements in order to use, offer to sell and/or sell such ARA Product within the Martek ARA Fields of Use, whether by itself or as incorporated with or into another product. DSM hereby covenants not to assert, or permit or cause any other Person to assert, during the term of this Restated Agreement any rights under any DSM Patent(s), DSM R&D Patent(s) and/or DSM Improvements, to the extent applicable to the manufacture, use, offer to sell, sale or importation of ARA Products and licensed to Martek under Section 7.4(b) or Section 7.4(d), against any Person in connection with such Person’s direct or indirect purchase of ARA Product manufactured by DSM, Martek or any Third Party Toll Manufacturer pursuant to such DSM Patent(s), DSM R&D Patent(s), and/or DSM Improvements and sold by Martek or its Affiliates, whether alone or in combination with other products, provided that such Person uses, sells, offers for sale or imports such ARA Product, whether by itself or incorporated with or into another product, only within the Martek ARA Fields of Use. *.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(iii) Further, during the term of this Restated Agreement, if reasonably requested by a Person that, directly or indirectly, purchases or acquires ARA Product manufactured by DSM, Martek, or any Third Party Toll Manufacturer and sold by Martek or its Affiliates during the term of this Restated Agreement, whether alone or in combination with other products, Martek may * for such Person’s use, offer to sell and/or sale of such ARA Product provided that (A) such Person uses, offers to sell and/or sells such ARA Product, whether by itself or incorporated with or into another product, only within the Martek ARA Fields of Use, and provided further that; (B) Martek represents to DSM in writing * that: (1) Martek will not charge *, a fee * for ARA Products * and (2) Martek will not *, and (3) Martek will not condition * accept prices higher than those that Martek or its Affiliates would otherwise charge for products other than ARA Products, and (4) Martek has in fact not taken any action as described in (1), (2) or (3) above with respect to any customer *; and (C) Martek provides DSM prompt written notice of *.
(iv) Martek hereby acknowledges that any Person that, directly or indirectly, purchases or acquires ARA Product manufactured by DSM, Martek or any Third Party Toll Manufacturer and sold by DSM or its Affiliates during the term of this Restated Agreement, whether alone or in combination with other products, shall not require a sublicense of the Martek Patents, the Martek R&D Patents, and/or the Martek Improvements in order to use, offer to sell and/or sell such ARA Product within the DSM ARA Fields of Use, whether by itself or as incorporated with or into another product. Martek hereby covenants not to assert, or permit or cause any other Person to assert, during the term of this Restated Agreement any rights under any Martek Patent(s), Martek R&D Patent(s) and/or Martek Improvements, to the extent applicable to the manufacture, use, offer to sell, sale or importation of ARA Products and licensed to DSM under Section 7.4(a), or Section 7.4(d), against any Person in connection with such Person’s direct or indirect purchase of ARA Product manufactured by DSM or any Third Party Toll Manufacturer pursuant to such Martek Patent(s), Martek R&D Patent(s) and/or Martek Improvements and sold by DSM or its Affiliates, whether alone or in combination with other products, provided that such Person uses, sells, offers for sale or imports such ARA Product, whether by itself or incorporated with or into another product, only within the DSM ARA Fields of Use. *.
(v) Further, during the term of this Restated Agreement, if reasonably requested by a Person that, directly or indirectly, purchases or acquires ARA Product manufactured by DSM, Martek, or any Third Party Toll Manufacturer and sold by DSM or its Affiliates during the term of this Restated Agreement, whether alone or in combination with other products, DSM may * for such person’s use, offer to sell, and/or sale of such ARA Product provided that : (A) such Person uses, offers to sell and/or sells such ARA Product, whether by itself or incorporated into another product, only within the DSM ARA Fields of Use, and provided further that (B) DSM represents to Martek in writing * that: (1) DSM will not charge *, a fee *that DSM would otherwise charge* for ARA Products * and (2) DSM will not *, (3) DSM will not condition * accept prices higher than those that DSM or its Affiliates would otherwise charge for products other than ARA Products, and (4) DSM has in fact not taken any action as described in (1), (2) or (3) above with respect to any customer *; and (C) DSM provides Martek prompt written notice of *.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(d) Improvements. A “DSM Improvement” shall mean (i) any improvement or enhancement to the DSM Proprietary Technology, the Martek Proprietary Technology, the Excluded Subject Matter, the DSM R&D Patents, the Martek R&D Patents or any New R&D Inventions or (ii) any other innovation, process or technique that, in the case of either (i) or (ii), is created by DSM or any of its Affiliates before or during the term of this Restated Agreement, or licensed to DSM or any of its Affiliates by a third party licensor during the term of this Restated Agreement with the right to grant a sublicense thereunder to Martek and/or its customers, that DSM or Martek or any of their respective Affiliates demonstrates (through its own application to the production, processing, use or sale of ARA Products or otherwise) in fact does improve, or reduce the costs associated with, the production, processing, use or sale of ARA Products. DSM shall provide Martek reasonable assistance at Martek’s expense in determining whether such improvement, enhancement, innovation, process or technique in fact does improve, or reduce the costs associated with, the production, processing, use or sale of ARA Products and therefore is a DSM Improvement, including allowing the use of such improvement, enhancement, innovation, process or technique to enable Martek to make such determination. A “Martek Improvement” shall mean (i) any improvement or enhancement to the DSM Proprietary Technology, the Martek Proprietary Technology, the Excluded Subject Matter, the DSM R&D Patents, the Martek R&D Patents or any New R&D Inventions or (ii) any other innovation, process or technique that, in the case of either (i) or (ii), is created by Martek or any of its Affiliates before or during the term of this Restated Agreement, or licensed to Martek or any of its Affiliates by a third party licensor during the term of this Restated Agreement with the right to grant a sublicense thereunder to DSM and/or its customers, that Martek or DSM or any of their respective Affiliates demonstrates (through its own application to the production, processing, use or sale of ARA Products or otherwise) in fact does improve, or reduce the costs associated with, the production, processing, use or sale of ARA Products. Martek shall provide DSM reasonable assistance at DSM’s expense in determining whether such improvement, enhancement, innovation, process or technique in fact does improve, or reduce the costs associated with, the production, processing, use or sale of ARA Products and therefore is a Martek Improvement, including allowing the use of such improvement, enhancement, innovation, process or technique to enable DSM to make such determination. Any disagreement between the parties as to whether an improvement, enhancement, innovation, process or technique is in fact a “DSM Improvement” or a “Martek Improvement” shall be a Disputed Fact and shall be resolved pursuant to the provisions of Section 8.6. “Improvements” shall mean the “DSM Improvements” and the “Martek Improvements,” collectively, and “Improvement” shall mean any particular DSM Improvement or Martek Improvement, as required by the context. In the event that it is determined that a party or its Affiliates has created an Improvement, such party shall promptly disclose and transfer pursuant to Section 7.5 information and materials regarding such Improvements to the other party. With respect to all Improvements that are not New R&D Inventions, it is acknowledged and agreed that each party has granted to the other party, effective as of the date that such Improvement is or was created or acquired, a license to such Improvement as provided in Sections 7.4(a), 7.4(b) and 7.4(f).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(e) DHA License.
(i) DSM hereby grants to Martek a royalty free, non-exclusive, non-assignable, non-sublicensable license under the DSM Patents to make, use, sell, offer for sale and import products that include DHA and/or other microbial oils not otherwise subject to licenses pursuant to Section 7.4(b) (“DHA Product”) for the term of this Restated Agreement and thereafter to the extent provided in Section 9.3; provided, however, that the license granted herein shall become royalty bearing at fair market value in the event DSM terminates this Restated Agreement pursuant to Section 9.2(a) or 9.2(b). Any such royalties shall be payable as set forth herein, or in the absence of an alternate arrangement, on an annual basis within forty-five (45) following the end of each calendar year.
(ii) For the avoidance of doubt, DSM hereby acknowledges and agrees that any Person that, directly or indirectly, purchases or acquires DHA Product manufactured and/or sold by Martek or its Affiliates shall not require a sublicense of the DSM Patents in order to use and/or sell such DHA Products in any field of use, whether alone or incorporated into another product. DSM and its Affiliates hereby covenant not to assert, or permit or cause any other Person to assert, any rights under any DSM Patent licensed to Martek under this Section 7.4(e) against any Person (i) that, directly or indirectly, purchases or acquires DHA Product manufactured by Martek, any of its Affiliates, or a Third Party Toll Manufacturer and (ii) that uses, sells, offers for sale or imports such DHA Product, alone or in combination with other products. Except as otherwise set forth in Section 7.4(c)(ii) and 7.4(c)(iv), it is understood and agreed that DSM shall retain all rights to assert, and to cause any other Person to assert, any rights under any DSM Patent licensed to Martek or otherwise against any Person that purchases DHA Product manufactured by any Person other than Martek or its Affiliates.
(f) Additional DSM License. In addition to the licenses granted to DSM in Section 7.4(a), and subject to the provisions of this Section 7.4(f) and Section 9.3, Martek hereby grants to DSM an exclusive (including as to Martek), worldwide, non-assignable, sublicensable (to the extent permitted in Section 7.4(c)) license under the Martek Proprietary Technology, the Martek R&D Patents, the Excluded Subject Matter, and Martek Improvements to make (only with respect to Biomass or as otherwise permitted in Section 3.4(a) or (b)), use, import, sell and offer for sale ARA Products and ARA Products combined with other products for the following ARA Applications for Adults:
(i) *;
(ii) *; and

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(iii) such other areas agreed to in writing between the parties. DSM shall request any such additional areas in writing and Martek shall notify DSM in writing within 3 months from delivery of DSM’s written request whether it agrees to grant any such additional rights for ARA Applications for Adults to DSM. In the event Martek fails to deliver written notice to DSM within such 3-month period denying DSM the rights requested, Martek shall be deemed conclusively to have approved such request. In case Martek denies in writing any such additional rights for ARA Applications for Adults to DSM, Martek will provide reasons for such denial in writing to DSM.
For the avoidance of doubt, the exclusive license granted to Martek pursuant to Section 7.4(b) under DSM Intellectual Property shall be deemed modified solely to the extent necessary to allow DSM to practice the license granted to DSM in this Section 7.4(f). The foregoing ARA Applications for Adults to which DSM is granted a license hereunder are hereinafter referred to as the “DSM Adult ARA Applications,” each customer purchasing an ARA Product (alone or in combination with another product) from DSM or one of its Affiliates for a DSM Adult ARA Application is hereinafter referred to as a “DSM Adult Application Customer” and any ARA Product sold by DSM or one of its Affiliates for use in a DSM Adult ARA Application is hereinafter referred to as a “DSM Adult ARA Product.”
It is understood and agreed that (i) DSM shall not be required to deliver the notice specified in Section 5.2 of this Restated Agreement to any DSM Adult Application Customer that purchases only a DSM Adult ARA Product and (ii) no DSM Adult Application Customer shall be deemed to be an Out of Scope Customer for purposes of Section 5.2 solely because it purchases a DSM Adult ARA Product. In lieu of the requirements set forth in Section 5.2, DSM shall notify each DSM Adult Application Customer prior to any sale to such a customer of a DSM Adult ARA Product that (a) the DSM Adult ARA Products sold to such DSM Adult Application Customer are subject to Intellectual Property licenses that prohibit such customer from selling or using such DSM Adult ARA Products for any application other than a DSM Adult ARA Application and (b) such DSM Adult Application Customer will not be able to purchase DSM Adult ARA Products from DSM or any of its Affiliates if any sale or use by such DSM Adult Application Customer of such DSM Adult ARA Products is outside the DSM Adult ARA Applications and (c) such DSM Adult Application Customer must label all products which incorporate such DSM Adult ARA Product as being for use only within the relevant DSM Adult ARA Application unless such DSM Adult ARA Application is a * in which case this clause (c) shall not apply to consumer products within such *.
For each such sale, DSM shall provide a detailed report to Martek within forty-five (45) days following the end of each calendar quarter which shall at least include the product name, the DSM Adult Application Customer’s name, the intended application and the total Units of ARA sold. The parties shall cooperate in good faith to identify any DSM Adult Application Customer that uses or sells DSM Adult ARA Products purchased from DSM in an application other than a DSM Adult ARA Application and DSM shall promptly stop sale of DSM Adult ARA Products to any DSM Adult Application Customer who violates the restrictions specified above.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

7.5. Technology Transfers.
(a) Technology Transfer to DSM. Within thirty (30) days after the discovery of any Martek Improvement by Martek, Martek shall transfer information and materials relating to such Improvement to DSM pursuant to the following procedure: (i) Martek shall transfer to DSM documents and any biological material relating to the relevant Martek Improvement, completing such transfer within one hundred eighty (180) days after the discovery date, (ii) Martek shall use its commercially reasonable efforts to assist DSM to exploit the Martek Improvement as soon as reasonably practicable, and (iii) Martek shall provide to DSM technology services, in the case of (ii) or (iii) in accordance with the applicable Transfer Procedures, if any. DSM shall compensate Martek for any out-of-pocket costs reasonably incurred by Martek in connection with such transfer. Martek hereby represents and warrants to DSM that (x) the Martek Proprietary Technology, Martek Improvements and such technology services constitute all of the Intellectual Property and technology services of Martek and its Affiliates reasonably necessary to enable DSM to exercise its rights under the licenses granted to it in Section 7.4(a) and (d) and (y) Martek has the right to grant all licenses granted hereunder to DSM, subject to the disclaimer in Section 4.9(c) and subject to the rights referred to in Section 6.1(i) of certain of Martek’s Infant Formula Product customers to produce or have produced ARA Products.
(b) Technology Transfer to Martek. Within thirty (30) days after the discovery of any DSM Improvement by DSM, DSM shall transfer information and materials relating to such Improvement to Martek pursuant to the following procedure: (i) DSM shall transfer to Martek documents and any biological material relating to the relevant DSM Improvement, completing such transfer within one hundred eighty (180) days after the Signing Date, (ii) DSM shall use its commercially reasonable efforts to assist Martek to exploit the DSM Improvement as soon as reasonably practicable, and (iii) DSM shall provide to Martek technology services, in the case of (ii) or (iii) in accordance with the applicable Transfer Procedures, if any. Martek shall compensate DSM for any out-of-pocket costs reasonably incurred by DSM in connection with such transfer. DSM hereby represents and warrants to Martek that (x) the DSM Proprietary Technology, DSM Improvements and such technology services constitute all of the Intellectual Property and technology services of DSM and its Affiliates reasonably necessary to enable Martek to exercise its rights under the licenses granted to it in Section 7.4(b) and (d) and (y) DSM has the right to grant all licenses granted hereunder to Martek, subject to the disclaimer in Section 4.9(c).
(c) Audit Rights. Both parties shall, during the course of this Restated Agreement, maintain complete and accurate records, files, books, accounts, and other documents and sources of information related to the Know-how utilized in the manufacture of ARA Products (“Know-how Records”), including, but not limited to, records related to standard operating procedures, system validation, and tests performed. Either party may, upon its request, during reasonable business hours and after reasonable advance notice to the other party, inspect the other party’s facilities for compliance with this Restated Agreement, and to inspect, copy, and audit the Know-how Records. The parties agree to cooperate with such audits, including providing all reasonable assistance in connection therewith, and promptly remedy any audit findings that relate to the parties’ compliance with this Restated Agreement. The licensed rights granted in this Section 7.5(c) and any discrepancies identified in the course of any such audit shall be remedied as provided in Section 6.11(b) hereof.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

7.6. Protection of Other Joint Intellectual Property.
(a) In addition to the Intellectual Property protections set forth above, the parties hereby agree that, promptly following the execution of this Restated Agreement, appropriate representatives from each party shall meet and otherwise work together to develop and implement an active and proactive program (i) of reviewing Know-how and other Intellectual Property developed since the Effective Date of the Alliance that is necessary or useful in connection with the activities conducted by the parties hereunder, and (ii) of taking all reasonable measures and precautions so as to assure that such Intellectual Property is sufficiently protected against third party claims, inadvertent disclosure and other actions that could jeopardize the value of such Intellectual Property and the ability of the parties to utilize such Intellectual Property. The parties agree that such active and proactive program may include, without limitation, filing for and obtaining patent protection of such Intellectual Property where appropriate and advisable.
(b) Within ninety (90) days following the Restatement Effective Date, the R&D Committee shall agree in writing on a list of potentially patentable Intellectual Property jointly developed or conceived by the parties after the Effective Date of the Alliance and prior to the Restatement Effective Date. All Intellectual Property included on such list as mutually agreed shall be jointly owned and shall be deemed New R&D Inventions for purposes of this Restated Agreement and shall be subject to the provision of Sections 7.2(b), 7.3(a) and *.
(c) Notwithstanding any provision in this Restated Agreement to the contrary, in the event a party wishes to file an application for a patent that discloses or requires the disclosure of Confidential Information of the other party, the prior written approval of such other party is required.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

8. ORGANIZATION (COMMUNICATION, COMMITTEES)
8.1. Formation of the Committee.
(a) The parties acknowledge that they have formed a steering committee (the “Committee”) which consists of four (4) members: two (2) appointed by Martek and two (2) appointed by DSM. The Committee shall function on the basis set forth in this Article 8.
(b) Each party shall identify one of the team members it has appointed as its “Leader.” In addition to its four (4) members, each party may send non-participating, nonvoting observers to each meeting of the Committee. If either party decides at any time to replace its designated Leader or its other Committee member, it may do so by written notice to the other party’s Leader. The Committee shall have the authority to appoint other committees charged with responsibility for the performance of certain functions under this Restated Agreement, including without limitation R&D, production and logistics, intellectual property matters, and quality assurance/quality control. The Committee shall have authority over any committee formed pursuant to this Section 8.1 and veto rights over any committee decision, provided, however, that the Committee shall not be required to review all committee decisions. Any such committee shall be obligated to report to the Committee at the quarterly meeting of the Committee. Any committee decision involving a financial matter shall require the unanimous approval of the Committee.
8.2. Meetings of the Committee.
The Committee shall meet at such times and places as it may select and it shall endeavor to meet at least once per calendar quarter. Meetings of the Committee shall be in person, by conference call, by proxy or a combination thereof, as the Committee decides. Each party shall have one (1) vote in the Committee. Decisions of the Committee shall be by a unanimous vote. The decisions and agreements of the Committee shall be formalized in minutes which shall be signed by each party’s Leader at the next meeting for confirmation.
8.3. Status Reports of the Committee.
The Leaders shall report to each other quarterly, or as otherwise mutually agreed upon, regarding any anticipated problems (resolved or unresolved) and any indication of delay in fixed or tentative schedules. The Leaders shall also report to each other as circumstances require regarding any special issues, including production problems or unexpected developments in each party’s ARA Fields of Use.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

8.4. Scope of the Committee Meetings.
(a) The Committee shall be responsible for overseeing the collaboration under this Restated Agreement, for monitoring the parties’ adherence to the terms hereof and for agreeing on or determining any matters that are to be agreed on or determined by the Committee pursuant to this Restated Agreement. In particular, the Committee shall, in good faith, address, among other things, the following: (i) financial matters; (ii) production matters, including proposed or actual changes to either party’s production processes and review of any forecast for purposes of capacity planning and determination of the Units of ARA per year for use in connection with new product and/or new ARA Fields of Use development in accordance with Section 5.3; (iii) quality assurance and quality control matters, including discussion, consideration and approval of the Specifications and any changes proposed to either of the foregoing to the extent consistent with Section 4.3; (iv) the procedures for transferring technology between the parties (the “Transfer Procedures”); (v) patent matters; and (vi) sales and marketing matters.
(b) It is understood and agreed that the Committee shall have the authority to determine the Specifications acceptable for new ARA Products. The Committee shall have the authority to make appropriate changes that are reasonable in nature, taking into account all the facts and circumstances, to the preparation and submission of any forecasts and the procedures for shipment and order fulfillment set forth herein with respect to any new ARA Products that are subject to the terms of this Restated Agreement.
8.5. Deadlock Within a Committee.
In the event of a deadlock with respect to any factual or scientific matter (a “Disputed Fact”) within any committee formed by the Committee, including the R&D Committee, or any Disputed Issue the committee shall take such Disputed Fact or Disputed Issue to the Committee for resolution.
8.6. Deadlock Within the Committee Over Factual Matters.
(a) In the event of a deadlock within the Committee with respect to any Disputed Fact, either Leader may deliver a written request to the other Leader that the Disputed Fact be resolved by one or more third party experts. The Leaders shall use their good faith commercially reasonable efforts to agree upon a single third party expert to resolve the Disputed Fact within fifteen (15) days of such written request. If a single third party expert is agreed upon within such period, such expert shall have a period of no more than thirty (30) days following his or her appointment during which to reach a conclusion with respect to the Disputed Fact. The conclusion of the third party expert with respect to the Disputed Fact shall be in writing and shall be final and binding on the Committee and the parties.
(b) If the Leaders have not reached agreement on a single third party expert within such fifteen (15) day period, then each Leader shall have five (5) days following the expiration of such fifteen (15) day period within which to appoint one third party expert unaffiliated with either of the parties or any of their respective Affiliates, and the two third party experts so appointed shall, in turn, appoint a third, third party expert unaffiliated with either of the parties or any of their respective Affiliates within twenty (20) days of the later of them to be appointed. The conclusion of a majority of the third party experts with respect to the Disputed Fact shall be in writing and shall be final and binding on the Committee and the parties.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) It shall be a condition of the appointment of each third party expert appointed in accordance with the provisions of this Section 8.6 that he or she agree (i) to abide by the terms, including the time periods, in this Section 8.6 and (ii) to enter into a nondisclosure agreement acceptable to the parties pursuant to which he or she agrees to treat all information that he or she receives, reviews or otherwise is made aware of in connection with a proceeding under this Section 8.6 in the strictest of confidence.
(d) The parties shall share equally all costs associated with the appointment of any third party expert pursuant to this Section 8.6.
8.7. Deadlock Within the Committee Over Non-Factual Matters.
In the event of a deadlock within the Committee with respect to any matter other than a factual or scientific matter (a “Disputed Issue”), either Leader may deliver a written request to the other Leader that the Leaders attempt to resolve the Disputed Issue with the assistance of a neutral mediator. The Leaders shall use their good faith commercially reasonable efforts to agree upon a mediator within fifteen (15) days of such written request. Such mediator shall, within ten (10) days of the appointment, recommend in writing a procedure for resolving the Disputed Issue. The members of the Committee shall use their good faith efforts to resolve the Disputed Issue with the assistance of the mediator. Notwithstanding the foregoing, any member of the Committee shall be free to reject the recommendation, if any, of the mediator. Either party shall be entitled to have any Disputed Issue resolved by arbitration pursuant to Section 10.5.
8.8. External Communication.
Neither party shall release any communication to the general public (including any press release or other publication) without the consent of the other party (such consent not to be unreasonably withheld) where it would be reasonably apparent to a third party recipient of such communication that the communication makes reference to such other party, whether by name or otherwise, or to any material term of this Restated Agreement. The party reviewing the communication shall have ten (10) days from the receipt of the proposed communication to review and approve such communication, or any shorter period required by disclosure obligations under applicable law or the listing standards of any stock exchange or listing service on which the communicating party’s securities are quoted. The reviewing party shall be told of any such shorter period in writing at the time such communication is submitted for review, and the party requesting approval for such release shall submit the proposed communication to the reviewing party promptly upon its intention to release such communication. If the reviewing party does not notify the other party within such ten (10) day period (or shorter period, if applicable) of its disapproval of the communication, in whole or in part, the communication shall be deemed approved in its entirety. Notwithstanding the foregoing, where time is of the essence and it would not be practical or advisable to take the time to attempt to obtain the consent of the other party, a party making such communication shall not be required to obtain the consent of such other party where outside legal counsel to the party making such communication reasonably believes and has so advised such party that such communication is necessary in the carrying out of its disclosure obligations under applicable law or the listing standards of any stock exchange or listing service on which the communicating party’s securities are quoted. The final version of the communication as well as the confirmation of such outside legal advice will be promptly provided to the other party for information.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

9. TERM; TERMINATION; DAMAGES
9.1. Term.
The term of this Restated Agreement commenced upon the Effective Date of the Alliance, with amendments effected by this Restated Agreement effective as of the Restatement Effective Date, and shall remain in effect until and expire at 11:59 p.m. GMT on December 31, 2023 unless terminated earlier in accordance with Section 5.5 or this Article 9.
9.2. Termination for Cause.
(a) In the event that:
(i) It shall be determined, (A) whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(a), (1) that DSM is deemed pursuant to the third sentence of Section 5.2 to have breached the provisions of Section 5.2 where the Out Of Scope Customer is selling ARA Products for use in, or using ARA Products for, Infant Formula Product applications or (2) that DSM or any of its Affiliates has breached this Restated Agreement by selling ARA Products containing in excess of two hundred (200) Units of ARA for use in Infant Formula Product applications except as authorized by Section 5.5, or (B) whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(a), (1) that Martek is deemed pursuant to the third sentence of Section 5.2 to have breached the provisions of Section 5.2 where the Out Of Scope Customer is selling ARA Products for use in, or using ARA Products for, Feed Products or (2) that Martek or any of its Affiliates has breached this Restated Agreement by selling ARA Products containing in excess of two hundred (200) Units of ARA for use in Feed Products except as authorized by Section 5.5 (any of which, a “Section 9.2(a) Material Breach” and the party determined to have committed such Section 9.2(a) Material Breach, the “Infringing Party”); and
(ii) The other party (the “Infringed Party”) delivers written notice to the Infringing Party stating that if the Infringing Party again commits the same Section 9.2(a) Material Breach a second time that the Infringed Party might exercise its right to terminate this Restated Agreement pursuant to this Section 9.2(a) (which shall not be a binding commitment on the part of the Infringed Party); and
(iii) It shall be determined, whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(a), that the Infringing Party has committed the same Section 9.2(a) Material Breach a second time at any time following the date ninety (90) days after the date of delivery of the notice described in Section 9.2(a)(ii) but prior to the date three (3) years after the determination by arbitration or by admission of fault described in Section 9.2(a)(i);

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission then the Infringed Party shall have the right to terminate this Restated Agreement effective on delivery of written notice to the Infringing Party within one hundred twenty (120) days following the date on which such second determination shall have been made.
If the Infringing Party continues to engage in the activity or inactivity that constitutes a Section 9.2(a) Material Breach for more than thirty (30) days (or such longer period as the parties may agree in writing) after the date on which it shall be determined by arbitration or admission of fault pursuant to Section 9.2(a)(i) that such activity or inactivity constituted a Section 9.2(a) Material Breach, such continued activity or inactivity shall constitute a second breach of this Restated Agreement by the Infringing Party for the purposes of Section 9.2(a)(iii). For the avoidance of doubt, the failure by the Infringing Party to cure a Section 9.2(a) Material Breach that, by its very nature, cannot be cured shall not in and of itself constitute a second breach of this Restated Agreement for purposes of this Section 9.2(a).
(b) In the event that:
(i) It shall be determined, whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(b),
(A) that a party (the “Breaching Party”) failed to perform a material obligation or covenant of this Restated Agreement that results in the other party’s suffering material damages (a “Material Failure”) or otherwise breached a material term of this Restated Agreement that results in the other party’s suffering material damages (a “Material Breach”), other than a Section 9.2(a) Material Breach, and
(B) that such Material Failure or Material Breach continued without being ceased, cured, remedied or repaired for a period of thirty (30) days after written notice thereof had been given to the Breaching Party by the other party (the “Non-Breaching Party”);
(ii) Thereafter, the Non-Breaching Party delivers written notice to the Breaching Party stating that if the Breaching Party commits the same Material Failure or the same Material Breach a second time within a period of three (3) years after the determination by arbitration or by admission of fault described in Section 9.2(b)(i), that the Non-Breaching Party might exercise its right to terminate this Restated Agreement pursuant to this Section 9.2(b) (which shall not be a binding commitment on the part of the Non-Breaching Party); and

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(iii) It shall be determined, whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(b), (A) that the Breaching Party committed the same Material Failure or the same Material Breach a second time following the date of delivery of the notice described in Section 9.2(a)(ii) but within the three (3) year period set forth therein and (B) that such Material Failure or Material Breach continued without being ceased, cured, remedied or repaired for a period of thirty (30) days after written notice thereof had been given to the Breaching Party by the Non-Breaching party;
then the Non-Breaching Party shall have the right to terminate this Restated Agreement effective on delivery of written notice to the Breaching Party within one hundred twenty (120) days following the date on which such second determination shall have been made. It is understood and agreed that if the Breaching Party continues to engage in the activity or inactivity that constitutes a Material Failure or a Material Breach pursuant to Section 9.2(b)(i) for more than sixty (60) days (or such longer period as the parties may agree in writing) after the date on which it shall be determined by arbitration or admission of fault pursuant to Section 9.2(b)(i) that such activity or inactivity constituted a Material Failure or Material Breach, such continued activity or inactivity shall be considered for the purposes of Section 9.2(b)(iii) as committing the same Material Failure or Material Breach a second time. For the avoidance of doubt, the failure by the Breaching Party to cure a Material Failure or Material Breach that, by its very nature, cannot be cured shall not in and of itself constitute a second breach of this Restated Agreement for purposes of this Section 9.2(b).
(c) In addition, in the event that either party (i) generally does not pay its debts as such debts become due, (ii) admits in writing its inability to pay its debts generally, (iii) makes an assignment for the benefit of creditors, (iv) commences a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other federal, state or foreign bankruptcy, insolvency or other similar law, (v) consents to the appointment of or taking possession by a receiver, liquidator, trustee, custodian, or sequestrator (or other similar official) of such party or of any substantial part of its property, or (vi) takes board or shareholder action intended or likely to result in any event described in clauses (i) through (vi) of this subsection, or in the event there shall be entered in respect of either party a decree or order for relief by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, trustee, custodian, or sequestrator (or other similar official) of such party or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall continue unstayed in effect for a period of sixty (60) consecutive days, then the other party (and the other party only) shall have the right to terminate this Restated Agreement.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

9.3. Effect of Expiration and Termination on Intellectual Property Rights.
(a) Expiration. Upon expiration of this Restated Agreement, notwithstanding anything to the contrary set forth in this Restated Agreement but except as may be limited by third party licensors or otherwise as described below in this Section 9.3(a), the parties intend that each party shall be entitled to utilize the same set of Intellectual Property licensed to it hereunder as of the date of expiration in order to make, use, have made, import, sell or offer for sale any ARA Products, alone or combined with other products, in any market or field, including without limitation the Martek ARA Fields of Use and the DSM ARA Fields of Use and, with respect to Martek, DHA Products, without accounting to the other party. For the avoidance of doubt, however, following the expiration of this Restated Agreement, each party shall thereafter be free to develop new Intellectual Property, including improvements to then-existing Intellectual Property, and the other party shall have no rights hereunder to such new Intellectual Property. Accordingly, notwithstanding anything to the contrary set forth in this Restated Agreement, upon expiration (but not termination) of this Restated Agreement, it is understood and agreed as follows:
(i) (A) each exclusive license granted pursuant to Article 7 of this Restated Agreement shall survive in full force and effect but shall automatically convert to a non-exclusive license, and each non-exclusive license granted pursuant to Article 7 shall survive in full force and effect in perpetuity and shall remain non-exclusive, (B) the rights to use Joint Proprietary Technology set forth in Article 7 shall survive in full force and effect but shall automatically convert from partially exclusive rights to non-exclusive rights, shall become royalty-free, shall no longer be limited to specific fields of use and may be used in any market or field, and shall be nonsublicenseable (except as set forth in Section 9.3(a)(ii) below); and (C) each of Martek and DSM hereby grants to the other party a perpetual, nonexclusive, worldwide, nonassignable, royalty-free and nonsublicenseable (except as set forth in Section 9.3(a)(ii) below) license under its Surviving IP (as defined in Section 9.3(a)(iii)) to make, use, have made, import, sell and offer for sale ARA Products, alone or combined with other products, in any market or field or location to the extent not provided in (A) or (B) above.
(ii) Each party shall be entitled to grant a sublicense of the other party’s rights in any Surviving IP only to its Affiliates and to third party toll manufacturers, and neither party shall have the right to grant a sublicense to any other third party without the prior written consent of the other party; provided, however, that third parties that purchase ARA Products that are sold by Martek or DSM shall have the right to use such products in any manner for which they were sold.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(iii) “Surviving IP” shall mean DSM Proprietary Technology, Martek Proprietary Technology, Joint Proprietary Technology, DSM R&D Patents, Martek R&D Patents, Improvements and Excluded Subject Matter, either as owned by a party or its Affiliates or licensed to a party by a third party licensor with the right to grant rights or a sublicense thereunder to the other party, all as of the date of expiration of this Restated Agreement (or earlier date of termination), including any Intellectual Property that would fall within one of the aforementioned capitalized defined terms as of the date of expiration of this Restated Agreement (or earlier termination date) if the parties had fully complied with their obligations hereunder and regardless of whether it has been previously disclosed or added to a corresponding schedule as contemplated by this Restated Agreement; provided that, in the event this Restated Agreement shall be terminated pursuant to Section 9.2(a) or (b) and Martek is the Infringed Party, the Excluded Subject Matter shall continue to be subject to the limitations set forth in Section 7.2(b)(iii) through December 31, 2023. The parties shall jointly identify all Surviving IP in accordance with the following procedure: Commencing no later than ninety (90) days prior to the date of expiration (or earlier termination) of this Restated Agreement and to be completed no later than ninety (90) days after the date of such expiration (or earlier termination), the parties will jointly conduct a thorough review to determine all Intellectual Property owned by each party, or to which each party has rights as licensee or otherwise, to determine whether it meets the definition of “Surviving IP,” and prepare the list of Surviving IP clearly identifying each party’s ownership and/or license or other interest therein.
(iv) For clarity, the non-exclusive license granted pursuant to Section 7.4(e) shall survive in perpetuity and remain a non-exclusive license in accordance with the restrictions of Section 7.4(e).
(b) For Cause. In the event of a termination of this Restated Agreement for cause in accordance with Section 9.2(a), Section 9.2(b), Section 9.2(c) or Section 5.5 hereof, the Infringing Party, the Breaching Party, the insolvent party to which Section 9.2(c) applies, and the Notifying Party, as applicable, shall be referred to as the “Triggering Party” and the Infringed Party, the Non-Breaching Party, the party to whom Section 9.2(c) does not apply, and the Responding Party, as applicable, shall be referred to as the “Non-Triggering Party.” Notwithstanding anything to the contrary set forth in this Restated Agreement, upon the effective date of such termination for cause in accordance with Sections 9.2(a), (b) or (c) or Section 5.5, the Triggering Party’s and Non-Triggering Party’s rights in Intellectual Property shall be as follows:

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(i) Triggering Party: (A) each exclusive license granted to the Triggering Party pursuant to Article 7 of this Restated Agreement shall survive in full force and effect but shall automatically convert to a non-exclusive license, and each non-exclusive license granted pursuant to Article 7 shall survive in full force and effect in perpetuity and shall remain non-exclusive, (B) the rights of the Triggering Party to use Joint Proprietary Technology set forth in Article 7 shall remain in effect but shall automatically convert from partially exclusive rights to non-exclusive rights, shall become royalty-free, shall be limited to fields of use outside of the Non-Triggering Party’s ARA Fields of Use and shall be nonsublicenseable (except as set forth below), and (C) the Non-Triggering Party hereby grants to the Triggering Party a nonexclusive, worldwide, nonassignable, royalty-free (except as otherwise provided in Section 9.4(b)(iii) and Section 7.4(e)), and nonsublicenseable (except as set forth below) license under its Surviving IP to make, use, have made, import, sell and offer for sale ARA Products, alone or combined with other products, limited to the Triggering Party’s ARA Fields of Use to the extent not provided in (A) or (B) above.
Notwithstanding anything to the contrary herein, from and after January 1, 2024, the Triggering Party’s rights and licenses under the Surviving IP shall be as set forth for the parties in Section 9.3 (a), and not this Section 9.3(b)(i).
The Triggering Party shall be entitled to grant a sublicense under the Non-Triggering Party’s Surviving IP to its Affiliates and to third party toll manufacturers, but only to third party toll manufacturers for purposes of the Triggering Party’s ARA Fields of Use; provided, that third parties that purchase ARA Products that are sold by the Triggering Party shall have the right to use such products in any manner for which they were sold in accordance with the terms of this Restated Agreement. The Triggering Party shall not have the right to grant a sublicense or similar rights to any other third party without the prior written consent of the Non-Triggering Party.
(ii) Non-Triggering Party: (A) each exclusive license granted to the Non-Triggering Party pursuant to Article 7 of this Restated Agreement shall survive in full force and effect and shall remain an exclusive license until January 1, 2024, at which time it shall convert to a non-exclusive license, and each non-exclusive license granted pursuant to Article 7 shall survive in full force and effect in perpetuity and shall remain non-exclusive, (B) the rights of the Non-Triggering Party to use Joint Proprietary Technology set forth in Article 7 shall remain in effect and exclusive for the Non-Triggering Party’s ARA Fields of Use until January 1, 2024, at which time it shall convert to a non-exclusive license, shall become royalty-free, shall no longer be limited to specific fields of use, may be used in any market or field, and the right to sublicense will not require any consent pursuant to Section 7.2(b)(iii), and (C) the Triggering Party hereby grants to the Non-Triggering Party a worldwide, nonassignable, royalty-free and nonsublicenseable (except as set forth below) license under its Surviving IP to make, use, have made, import, sell and offer for sale ARA Products, alone or combined with other products in any market or field to the extent not provided in (A) or (B) above; provided that (i) the license to the Surviving IP granted to the Non-Triggering Party shall be an exclusive license (including as to the Triggering Party) with respect to the Non-Triggering Party’s ARA Fields of Use and a non-exclusive license with respect to all other fields of use including the Triggering Party’s ARA Fields of Use in each case until January 1, 2024, or for the life of the respective patent, if earlier. From January 1, 2024, the Non-Triggering Party’s rights and licenses under the Surviving IP shall be as set forth for the parties in Section 9.3(a) and not this Section 9.3(b)(ii).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

The Non-Triggering Party shall be entitled to grant a sublicense of the Triggering Party’s Surviving IP to its Affiliates and to third party toll manufacturers in all fields of use; provided, that third parties that purchase ARA Products that are sold by the Non-Triggering Party shall have the right to use such products in any manner for which they were sold. The Non-Triggering Party shall not have the right to grant a sublicense or similar rights to any other third party without the prior written consent of the Triggering Party.
(iii) In the event this Restated Agreement is terminated pursuant to Section 5.5, the Notifying Party’s and the Responding Party’s rights and licenses under the Surviving IP shall be governed by the provisions of Section 9.3(a) as though this Restated Agreement had expired, with effect as of the effective date of such termination (subject to any waiting period imposed by Section 5.5 upon a party’s right to commence sales in the other party’s Fields of Use).
(iv) In the event of a termination of this Restated Agreement the non-exclusive license granted pursuant to Article 7.4(e) shall survive in perpetuity in accordance with the restrictions of Section 7.4(e).
(v) In furtherance of the foregoing, promptly following any termination of this Restated Agreement for cause, the Triggering Party and the Non-Triggering Party shall jointly conduct a thorough review of the Intellectual Property that each party owns and to which it has rights as licensee or otherwise to determine which Intellectual Property constitutes Surviving IP and prepare the list of Surviving IP clearly identifying each party’s ownership interest or license rights therein, all as further provided in Section 9.3(a)(iii).
(c) Effect on Research Projects. Upon the expiration or termination of this Restated Agreement pursuant to Section 5.5, or for cause pursuant to Section 9.2, unless the parties otherwise agree in writing, all ongoing research projects undertaken in accordance with Section 7.1 hereto shall immediately terminate. Each party shall cooperate with the other party to exchange information and materials related to any ongoing research project, and shall fully inform the other party of any results from such research project not already disclosed to the R&D Committee.
(d) Certain Intellectual Property Rights. Notwithstanding anything to the contrary in this Restated Agreement, upon the expiration or termination of this Restated Agreement, each party shall have the exclusive right to enforce any rights to Intellectual Property that it owns exclusively and the non-exclusive right to enforce any rights to Intellectual Property that it owns jointly with the other party.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

9.4. Other Effects of Termination; Damages; Cap.
(a) It is understood and agreed by the parties that, in the event Martek fails to perform any obligation or covenant or otherwise breaches any term of this Restated Agreement or if DSM exercises any right it may have to terminate this Restated Agreement pursuant to Section 9.2(a) or Section 9.2(b), DSM shall be entitled to damages sufficient to place DSM in as good a position as it would have been in if there had been no breach or termination and this Restated Agreement had been fully performed, taking into consideration the net amount of losses caused and gains prevented, in excess of the savings made possible, by the breach or termination and, in calculating such damages as they relate to lost DSM Mark Up in the event DSM exercises any such right to terminate this Restated Agreement pursuant to Section 9.2(a) or Section 9.2(b), DSM’s damages based on sales it otherwise would have made to Martek and its Affiliates through December 31, 2023 shall be determined on the following basis:
(i) If the date of termination is prior to January 1, 2015, then DSM’s lost profits on sales of ARA Products to Martek and its Affiliates as a result of such termination shall be calculated based on:
(A) DSM’s Mark Up in effect at the time of termination of this Restated Agreement for DSM’s lost sales prior to January 1, 2015; and
(B) fifty percent (50%) of Martek’s Gross Profit on its sales of ARA Products in the Martek ARA Fields of Use, as determined pursuant to Section 6.7, for DSM’s lost sales on and after January 1, 2015; or
(ii) If the date of termination is on or after January 1, 2015, then DSM’s lost profits on sales of ARA Products to Martek and its Affiliates as a result of such termination shall be calculated based on the DSM Mark Up or other pricing arrangement in effect on the date of termination for DSM’s lost sales from and after the date of termination through December 31, 2023.
It is understood and agreed that the amount of damages that DSM shall be entitled to claim hereunder shall be reduced (i) by the Gross Profits that DSM derives from sales of ARA Products into Martek ARA Fields of Use but not including Gross Profits that DSM derives from sales of ARA Products into any Martek ARA Fields of Use where such sales are permitted by an arbitration decision pursuant to Section 5.5 and (ii) by the DSM Gross Profits that DSM derives from alternative utilization of its ARA production facilities, to the extent DSM could not have derived such DSM Gross Profits had there not been such a termination of this Restated Agreement. In the event of termination of this Restated Agreement by DSM pursuant to Section 9.2, DSM agrees to take all commercially reasonable steps to mitigate the damages it incurs and Martek shall reimburse DSM for all costs and expenses associated therewith. For the purposes of this Section 9.4(a), “DSM Gross Profits” shall mean gross monies including royalties received from the sales of products or services minus costs of goods/services sold, including but not limited to depreciation, commissions, delivery costs, sales tax and credits for refunds and returns directly related to such sales or services.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Martek shall pay DSM any damages determined pursuant to this Section 9.4(a) quarterly, based on (i) the actual quantities of ARA Products Martek and its Affiliates purchase from third parties during such quarter plus (ii) the amount of ARA Products that Martek and its Affiliates produce and sell themselves during such calendar quarter in excess of the Martek Allocation. Martek shall provide DSM with a written statement of such amounts within thirty (30) days following the end of such quarter, which statement shall include payment to DSM of the amount to which DSM is entitled with respect to lost sales during such quarter, include a detailed calculation of such amount and shall be certified as to its accuracy by the chief financial officer of Martek. DSM shall be entitled to have an independent accounting firm audit from time to time the relevant books and records of Martek and its Affiliates to confirm Martek’s and Martek’s Affiliates’ compliance with the terms hereof. Such audit shall be at the cost of DSM unless it shall reveal a not immaterial underpayment by Martek, in which event Martek shall bear the costs of the audit in addition to owing such underpayment to DSM.
In the event that Martek terminates this Restated Agreement pursuant to Section 9.2(a) or Section 9.2(b), DSM covenants and agrees that neither it nor any of its Affiliates shall compete with Martek or any Martek Affiliate for sales of ARA Products in the Martek ARA Fields of Use until the earlier of the date three (3) years after the date of such termination and December 31, 2023. In the event that DSM terminates this Restated Agreement pursuant to Section 9.2(a) or Section 9.2(b), Martek covenants and agrees that neither it nor any of its Affiliates shall compete with DSM or any DSM Affiliate for sales of ARA Products in the DSM ARA Fields of Use until the earlier of the date three (3) years after the date of such termination and December 31, 2023.
(b) It is understood and agreed by the parties that, in the event DSM fails to perform any obligation or covenant or otherwise breaches any term of this Restated Agreement, Martek shall be entitled to (i) damages sufficient to place Martek in as good a position as it would have been in if there had been no breach and this Restated Agreement had been fully performed, taking into consideration the net amount of losses caused and gains prevented, in excess of the savings made possible, by the breach, (ii) in the event that DSM or any of its Affiliates shall sell ARA Products into any Martek ARA Fields of Use in violation of the provisions of this Restated Agreement, Martek’s lost profits on such sales and (iii) in the event Martek exercises any right it may have to terminate this Restated Agreement pursuant to Section 9.2(a) or Section 9.2(b), the DSM ARA Field of Use Royalty on DSM’s sales of ARA Products from and after the date of termination through December 31, 2023, calculated and payable as set forth in Section 6.9.
DSM shall pay Martek any damages determined pursuant to this Section 9.4(b) quarterly. DSM shall provide Martek with a written statement of such amounts within thirty (30) days following the end of such quarter, which statement shall include payment to Martek of the royalties to which Martek is entitled with respect to sales of ARA Products by DSM and its Affiliates during such quarter, include a detailed calculation of such amount and shall be certified as to its accuracy by the chief financial officer of DSM. Martek shall be entitled to have an independent accounting firm audit from time to time the relevant books and records of DSM and its Affiliates to confirm DSM’s and DSM’s Affiliates’ compliance with the terms hereof. Such audit shall be at the cost of Martek unless it shall reveal a not immaterial underpayment by DSM, in which event DSM shall bear the costs of the audit in addition to owing such underpayment to Martek.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(c) Notwithstanding anything to the contrary set forth in this Restated Agreement, the total aggregate amount that a party (a “Liable Party”) shall be liable for and required to pay to the other party in respect of losses, damages, claims, costs or expenses (“Losses”) that are asserted against or suffered by such other party arising out of, in connection with or based upon the breach or failure to perform by the Liable Party of the provisions of this Restated Agreement shall not exceed, and the Liable Party shall have no liability under this Restated Agreement for any Losses that exceed in the aggregate one hundred fifty million US Dollars ($150,000,000) (the “Cap”).
In the event of multiple determinations of Losses against a Liable Party under this Restated Agreement (whether by arbitration or admission of fault), the Cap on the liability of the Liable Party for each subsequent determination of a Loss shall be equal to:
(i)	One hundred fifty million dollars ($150,000,000);
Minus
(ii)
The total aggregate amount of Losses that have been theretofore awarded against the Liable Party pursuant to an arbitration procedure conducted in accordance with Section 10.5 of this Restated Agreement plus the amount of Losses that have been theretofore actually paid by the Liable Party to the other party in respect of claims of breach or failure to perform by the Liable Party that are settled between the parties without the issuance of an arbitration award.

Nothing contained in this Section 9.4(c) shall be deemed to limit in any way either party’s right to seek provisional injunctive relief or other similar forms of provisional remedies pursuant to Section 10.5(e) of this Restated Agreement.
(d) In the event either DSM or Martek exercises its right, if any, to accelerate the expiration of the Restated Agreement as provided in Section 6.8(b), the provisions of Section 9.3(a) shall apply and the following shall apply:
(i) if DSM has and exercises its right to accelerate expiration of this Restated Agreement pursuant to Section 6.8(b), then DSM covenants and agrees that neither it nor any of its Affiliates shall compete with Martek or any Martek Affiliate for sales of ARA Products in the Martek ARA Fields of Use until the date that is one (1) year after the date of such accelerated expiration.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(ii) if Martek has and exercises its right to accelerate expiration of this Restated Agreement pursuant to Section 6.8(b), then Martek shall pay to DSM (A) an amount equal to the sum of the Undepreciated * Costs and the Undepreciated Pre-2004 Costs as of such accelerated expiration date and, (B) in the event Martek’s exercise results directly in a DSM plant closing or layoff of DSM personnel * within six (6) months of such expiration date, an amount equal to fees or payments imposed on or required to be paid by DSM under federal, state or local law directly as a result of such plant closing or personnel layoffs, if any, but not to include any amounts (1) arising from DSM’s employee benefit plans or policies or that are in addition to any fees imposed or required under such laws or (2) arising from DSM’s failure to give sufficient notice under such laws.
(iii) “Undepreciated * Costs” shall mean an amount equal to the costs incurred by DSM * for fixed assets directly and solely dedicated to ARA production for Martek pursuant to this Restated Agreement, less the total depreciation of such assets as set forth on Schedule 9.4(d)-1, as revised from time to time, subject to the following: (a) the Undepreciated * Costs as of the Signing Date is to be set forth on Schedule 9.4(d)-1, and (b) the Undepreciated * Costs shall be updated annually to reflect the depreciation of the assets and to include costs for fixed assets incurred after the Signing Date that are Approved Capital Assets, but shall not include any such costs that are not Approved Capital Assets. “Undepreciated Pre-2004 Costs” shall mean an amount equal to the remaining undepreciated costs set forth on Schedule 9.4(d)-2; and
(iv) Martek shall pay to DSM any amounts due pursuant to Section 9.4(d)(ii) above within thirty (30) days of the accelerated expiration date or the date on which such fees or payments are due, as applicable.
(e) In the event the parties mutually agree to *, then Martek shall pay to DSM (A) an amount equal to *, and, (B) in the event Martek’s exercise results directly in a * within six (6) months of such date, an amount equal to fees or payments imposed on or required to be paid by DSM under federal, state or local law directly as a result of *, if any, but not to include any amounts (1) arising from * or policies or that are in addition to any fees imposed or required under such laws or (2) arising from DSM’s failure to give sufficient notice under such laws.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

9.5. Limitation of Liability.
(a) EXCEPT FOR THE LOST PROFITS PAYABLE BY MARTEK PURSUANT TO SECTION 9.4(a), LOST PROFITS PAYABLE BY DSM PURSUANT TO SECTION 9.4(b)(ii) AND ROYALTIES PAYABLE BY DSM PURSUANT TO SECTION 9.4(b)(iii), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOSS OF PROFITS OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCURRED BY THE OTHER PARTY AND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT FOR ANY CAUSE OF ACTION OF ANY KIND EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
(b) Nothing contained in this Restated Agreement shall preclude either DSM or Martek from asserting any claim for Losses against any third party; provided, however, that neither DSM nor Martek shall assert any claim for Losses arising out of or in connection with this Restated Agreement against any third party, including without limitation any subcontractor of the other party, if and to the extent that either (i) DSM or Martek, as the case may be, shall be entitled to assert the same claim for Losses against the other party or (ii) such other party is required, pursuant to a legally binding obligation in effect at the time of such Losses, to indemnify such third party against such Losses if such third party were to pay them to DSM or Martek, as the case may be.
10. GENERAL
10.1. Non-Solicitation.
(a) DSM agrees that, during the term of this Restated Agreement, neither it nor any of its Affiliates shall, directly or indirectly, (i) solicit, recruit or induce, or attempt to solicit, recruit or induce, any person who is an employee of Martek or any of its Affiliates to leave his or her employment or engagement with Martek or any of its Affiliates or (ii) employ, hire or engage, or cause to employ, hire or engage, any person who is or was within the previous six (6) months an employee of Martek or any of its Affiliates, in either case without the prior written consent of Martek; provided that general advertisements by DSM or its Affiliates for employment not directed at employees or former employees of Martek or its Affiliates, and any employment resulting therefrom, shall not be a violation of this Section 10.1(a).
(b) Martek agrees that, during the term of this Restated Agreement, neither it nor any of its Affiliates shall, directly or indirectly, (i) solicit, recruit or induce, or attempt to solicit, recruit or induce, any person who is an employee of DSM or any of its Affiliates to leave his or her employment or engagement with DSM or any of its Affiliates or (ii) employ, hire or engage, or cause to employ, hire or engage, any person who is or was within the previous six (6) months an employee of DSM or any of its Affiliates, in either case without the prior written consent of DSM; provided that general advertisements by Martek or its Affiliates for employment not directed at employees or former employees of DSM or its Affiliates, and any employment resulting therefrom, shall not be a violation of this Section 10.1(b).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

10.2. Confidential Information.
The parties acknowledge and agree that each party will be disclosing confidential information to the other party and that the parties will be developing confidential information jointly during the term of this Restated Agreement, including but not limited to, the Specifications, know-how (including, without limitation, all Know-how), Know-how Records, financial, marketing and business data (if any), and cost information, business strategies, ideas, concepts, ARA Field of Use and marketing information, financial information and Joint Proprietary Technology (the “Confidential Information”). Each party agrees that it shall hold the Confidential Information in strict confidence, shall not disclose it to others or use it in any way, commercially or otherwise, except for purposes of performing its obligations or exploiting its rights under this Restated Agreement. Each party further agrees to take all action necessary to protect the confidentiality of the Confidential Information including, without limitation, (a) implementing and enforcing operating procedures to minimize the possibility of unauthorized use or copying of the Confidential Information, and (b) obligating each of its Third Party Toll Manufacturers, by written agreement, to protect the Confidential Information. Notwithstanding this Section 10.2, the term “Confidential Information” shall not include any information which (x) is or becomes part of the public domain through no fault of the receiving party, (y) is obtained by the receiving party from any third party which is under no obligation to the disclosing party to protect the confidentiality thereof, or (z) can be established by the receiving party with reasonable documentary evidence to have been independently developed by the receiving party without reliance on the Confidential Information. Notwithstanding the foregoing, if a party or any of its employees or other representatives becomes legally compelled (whether by subpoena, court order or other legal process, by any governmental authority or by applicable law) to disclose any of the Confidential Information or the fact that the Confidential Information has been made available to the receiving party or such employees or representatives, the receiving party shall, to the fullest extent permitted by applicable law, give the disclosing party an adequate opportunity, at the disclosing party’s expense, to interpose an objection and/or to seek a protective order or such other remedy as the disclosing party may consider appropriate in the circumstances. The receiving party shall, and shall assure that each such employee or representative shall, disclose only that portion of the Confidential Information that it is legally required to disclose.
10.3. Survival.
The following provisions shall survive termination or expiration of this Restated Agreement: Section 4.9 (Disclaimers); Section 6.1(g) (Profit Sharing Fee), but only in the event DSM terminates this Restated Agreement pursuant to Section 9.2; Section 6.4(b) (Amounts Payable by DSM), but only in the event Martek shall be entitled to receive the DSM ARA Field of Use Royalty pursuant to Section 9.4(b)(iii) following the termination of this Restated Agreement; Section 6.5(d) (Invoices and Payments);Section 6.10 (Transparency) but only for a period of twelve (12) months following the date of such termination or expiration; Section 6.11 (Books and Records) but the obligations set forth therein shall be limited to those aspects of this Restated Agreement that survive such termination or expiration; Section 6.12(c) (Break-Up Fee); Section 6.13 (Consideration for Payments and Volume Commitments), but only to the extent such amounts are not paid prior to termination ; Section 7.2(a) (Intellectual Property Rights) but only through January 1, 2024; Section 7.3(Prosecution, Maintenance and Enforcement), but only to the extent of any pending matters at the time of termination or expiration; Section 7.4(e)(i) (DHA License), but only in the event the license granted thereunder shall become royalty bearing; Section 8.8 (External Communications); Section 9.3 (Effect of Expiration or Termination on Intellectual Property Rights); Section 9.4 (Other Effects of Termination; Damages; Cap); Section 9.5 (Limitation of Liability); Section 10.2 (Confidential Information); Section 10.3 (Survival); Section 10.5 (Disputes; Arbitration); Section 10.6 (Regulatory Matters); Section 10.7(a) (Assignment, Delegation and Subrogation; Insurance; Inspection); Section 10.9 (Severability); Section 10.10 (Relationship of the Parties); Section 10.11 (Notices); Section 10.12 (Governing Law); and Section 10.15 (Entire Agreement); Sections 7.2(b), 7.4(a), 7.4(b), and 7.4(f), but only to the extent necessary to implement the parties’ intentions as set forth in Section 9.3 and Article II (Definitions), but only to the extent necessary to give meaning to defined terms that are used in provisions referred to above.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

10.4. Trademarks.
(a) Use of Martek Trademarks. During the term of this Restated Agreement, DSM shall use Martek’s brand names and the Martek trade name, solely on Martek’s behalf and for Martek’s benefit, on all shipments of ARA Products by DSM to Martek or any Martek customer, pursuant to delivery or order instructions by Martek to DSM, and DSM shall not attach any additional brand names, trademarks, trade names, logos or designations to any such shipment. DSM’s use of Martek’s brand names and the Martek trade name shall be in accordance with Martek’s policies in effect from time to time, as communicated by Martek to DSM. DSM shall not be authorized to use, and is expressly prohibited from using, any Martek brand name or the Martek trade name on any shipment of ARA Products other than a shipment subject to an order and delivery instructions submitted to DSM by Martek.
(b) Ownership of Martek Trademarks. DSM has paid no consideration for the use of any Martek brand name or the Martek trade name, and nothing contained in this Restated Agreement will give DSM any right, title or interest in any of them. DSM acknowledges that Martek owns and retains all rights in the Martek brand names and the Martek trade name. DSM will not at any time during or after this Restated Agreement assert or claim any interest in any Martek brand name or the Martek trade name. Upon expiration or termination of this Restated Agreement, DSM will immediately cease all use of the Martek brand names and the Martek trade name.
(c) DSM Trademarks. In the event that Martek supplies any Crude Oil or Finished Oil to DSM in accordance with Article 3 hereto, Sections 10.4(a) and 10.4(b) shall apply in all respects mutatis mutandis with respect to use and ownership of DSM’s trademarks in the event that Martek uses DSM’s brand names or trade names on shipments pursuant to delivery or order instructions from DSM.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

10.5. Disputes; Arbitration.
(a) Disputes Generally. The parties hereby undertake to use good faith efforts to settle any dispute arising under this Restated Agreement. Failing settlement, all disputes, including without limitation all unresolved Disputed Issues, claims of breach of contract, fraud in the inducement, negligence, and any other claim of dispute related to this contract shall be finally settled in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the “ICC Rules”). In addition, the parties agree that the arbitration shall be conducted according to the International Bar Association’s Rules of Evidence (the “IBA Rules”). Where the ICC Rules and the IBA Rules are inconsistent, the IBA Rules shall prevail, but solely with respect to the presentation and receipt of evidence. The arbitration shall take place in and the seat of the arbitration shall be New York, New York, USA. There shall be a panel of three (3) arbitrators for all disputes. The claimant party shall appoint an arbitrator in the arbitration petition and the respondent party shall appoint an arbitrator in response. If within thirty (30) days after the arbitration petition, the respondent has not appointed an arbitrator, such arbitrator shall be appointed by the ICC. Within thirty (30) days of their confirmation, the two arbitrators shall appoint a third arbitrator who shall preside over the arbitration panel. If the two arbitrators cannot agree on a third arbitrator within such thirty (30) day period, the third arbitrator shall be appointed by the ICC. The arbitrators shall, before accepting such appointment, agree to render their decision to the parties in writing together with the underlying reasoning, including separate statements of findings of facts and conclusions of law, no later than sixty (60) days after completion of hearings, but in no event later than one hundred eighty (180) days from the date of appointment of the last of the arbitrators to be appointed. Any final arbitration award shall be final and not subject to appeal.
(b) Language; Transcript. English shall be the official language of the arbitration proceedings. The arbitration shall be conducted in the English language. Relevant documents in other languages shall be translated into English if the arbitrators so direct. A written transcript in English of the hearing will be made and furnished to the parties.
(c) Decision of Arbitrators. The arbitrators will decide in accordance with the terms of this Restated Agreement and will take into account any appropriate international trade usages applicable to the transaction. The award of the arbitrators will be final and binding upon the parties. Judgment upon the award may be entered in any court having jurisdiction in accordance with the Convention on the Recognition and Enforcement of Foreign Arbitral Awards of June 10, 1958. An application may be made to any such court for judicial acceptance of the award and an order of enforcement.
(d) Expense of Arbitration. The arbitrators shall determine the allocation between the parties of expenses incurred in connection with the arbitration, including, but not limited to, reasonable attorneys’ fees and costs; provided however in the event of arbitration pursuant to the provisions of Section 5.5 the arbitrators must award the prevailing party its attorneys fees and costs, arbitration administrative fees, panel member fees and costs, and any other costs associated with the arbitration.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(e) Provisional Remedies Not Denied. Each party hereto acknowledges and agrees that the provisions of this Restated Agreement are of the essence and that any violation by it of any provision contained in this Restated Agreement shall cause the other party irreparable injury not fully compensable by monetary damages and for which the non-breaching party may not have an adequate remedy at law. Accordingly, if a non-breaching party institutes an arbitration action or proceeding to enforce this Restated Agreement in accordance with the procedures set forth above, then such non-breaching party shall be entitled to provisional injunctive relief or other form of provisional remedy in aid of the arbitration as may be necessary or appropriate to the fullest extent permissible under applicable law, to enjoin, prevent or curtail any breach of this Restated Agreement, threatened or actual, without the posting of any bond or security, whether in summary proceedings or on the merits. It is understood and agreed, however, that the final determination of any alleged breach giving rise to any provisional injunctive relief or other form of provisional remedy shall be made solely by the arbitrators in accordance with the provisions set forth above. In addition to the authority conferred upon the arbitration tribunal by the ICC Rules, the tribunal, along with any court of competent jurisdiction, shall also have the authority to grant provisional remedies, including injunctive relief. Without limiting the generality of the foregoing, it is understood and agreed that a party shall be entitled to injunctive relief in the event the other party breaches any of the provisions of Section 5.5.
(f) Federal Arbitration Act. Notwithstanding anything to the contrary herein, the arbitration provisions set forth herein, and any arbitration conducted thereunder, shall be governed exclusively by the Federal Arbitration Act, Title 9, United States Code and the Convention on the Recognition and Enforcement of Foreign Arbitral Awards of June 10, 1958, to the exclusion of any state or municipal law.
10.6. Regulatory Matters.
Each party shall provide the other party with all information the other party may reasonably request in order to obtain or comply with any necessary regulatory approvals, permits, licenses, clearances and notifications required by it in connection with its performance under this Restated Agreement, including but not limited to all information concerning studies performed by or on behalf of such party in the field of product identification, characterization and analysis; pathogenicity, toxicity, mutagenicity and clinical trials. Each party shall promptly notify the other of all communications with the FDA and other regulatory agencies regarding ARA.
10.7. Assignment, Delegation and Subrogation; Insurance Inspection.
(a) Neither this Restated Agreement nor any rights granted hereby may be assigned by either party without the prior written consent of the other party. Any attempt by either party to assign any rights, duties or obligations without the requisite consent of the other party shall be void and without force or effect. Notwithstanding the foregoing, either party shall have the right to assign its rights and delegate its obligations under this Restated Agreement (i) to an Affiliate, provided that such party shall guarantee the full and timely performance of such obligations by such Affiliate, and (ii) in the event of a purchase of a party’s entire business to which this Restated Agreement relates or the purchase of all or substantially all of a party’s assets, subject in the case of (ii) to the consent of the non-assigning party, which consent shall not be unreasonably withheld or delayed.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

(b) Without limiting the generality of the foregoing, neither party shall subrogate to an insurance carrier or similar entity any right it may have to claim or recover Losses from (i) the other party arising out of or in connection with this Restated Agreement, or (ii) a third party arising out of or in connection with this Restated Agreement to the extent the other party is required, pursuant to a legally binding obligation in effect at the time of such Losses, to indemnify such third party against such Losses if such third party were to pay them, in each case, without the prior written consent of such other party. Each party shall indemnify and hold harmless the other party, its Affiliates and their respective directors, officers, employees and agents from and against all Losses, including reasonable counsel fees, that such other party suffers or incurs as a result of any subrogation made by it in violation of the terms of this Restated Agreement; provided, however, that nothing contained in this Section 10.7(b) shall be deemed to relieve such other party from any liability arising as a result of any breach or failure to perform under this Restated Agreement.
(c) In the event that an insurance carrier or similar entity gives notice to a party that it has been subrogated to the rights of the other party and that such carrier or entity intends to exercise such rights against it, then such party receiving such notice shall give the other party prompt written notice thereof.
(d) Upon reasonable notice during regular working hours, representatives of each of DSM’s and Martek’s insurance carriers may inspect the manufacturing facilities used by or for the respective parties in the manufacture of ARA for (i) the purpose of inspections or loss control visits relative to insurance being secured or validated or (ii) assessing the validity of an insurance claim and/or the extent of damage under an insurance claim submitted by DSM or Martek, respectively.
10.8. Amendments and Waivers.
Except as expressly stated herein, neither this Restated Agreement nor any terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by all parties or, in the case of a waiver, by the party waiving compliance.
10.9. Severability.
If any provision of this Restated Agreement shall be held to be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In the case of any such invalidity, illegality or unenforceability, the parties agree to use their commercially reasonable efforts to achieve the purpose of such provision by a new legally valid and enforceable stipulation. In addition, the parties hereby authorize any court or arbitrator having jurisdiction thereover to modify such provision to the extent necessary to render such provision enforceable, and the rights and obligations of the parties shall be construed and enforced accordingly, preserving to the fullest permissible extent the intent and the agreements of the parties.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

10.10. Relationship of the Parties.
For purposes of this Restated Agreement, DSM and Martek will be and shall act as independent contractors, and neither party is authorized to act as an agent or partner of, or joint venturer with, the other party for any purpose. Neither party by virtue of this Restated Agreement shall have any right, power, or authority to act or create any obligation, express or implied, on behalf of the other party.
10.11. Notices.
Except as otherwise expressly provided herein, all notices required or permitted to be sent hereunder, including any requests and other communications, to any party hereunder shall be in writing and sufficient if delivered by recognized international express courier service or by facsimile with telephone confirmation of receipt by the addressee, in each case addressed as follows:

If to DSM:	DSM Food Specialties B.V.
A. Fleminglaan 1
2613 AX Delft
The Netherlands
Attention: Business Director ARA
Phone: ** 31 15 279 2173
Fax: ** 31 15 279 4320

With a copy to:	DSM Food Specialties B.V.
A. Fleminglaan 1
2613 AX Delft
The Netherlands
Attention: Legal Counsel
Phone: ** 31 15 279 2557
Fax: ** 15 279 4170

If to Martek:	Martek Biosciences Corporation
6480 Dobbin Road
Columbia, Maryland 21045
Attention: CEO
Phone: 410-740-0081
Fax: 410-740-2985

With a copy to:	Martek Biosciences Corporation
6480 Dobbin Road
Columbia, Maryland 21045
Attention: General Counsel
Phone: 410-740-0081
Fax: 410-740-2985

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission or to such other address as the party to whom notice is to be given may have furnished to the other party, in writing in accordance herewith. Each such notice shall be effective on the fifth (5th) business day following the date on which such communication is sent when delivered by recognized international express courier service and on the first (1st) business day following the date on which such communication is sent by electronic communication or facsimile in each case with telephone confirmation of receipt by the addressee. This provision shall not apply to communications between the parties in the ordinary course of business.
10.12. Governing Law.
This Restated Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts to be performed fully within the State of New York. The parties hereby expressly exclude the applicability of the Convention on Contracts for the International Sale of Goods and that body of law known as conflicts of laws. Notwithstanding anything to the contrary herein, issues regarding the scope or interpretation of any parties’ patents shall be determined in accordance with the laws of the jurisdiction in which such patent has issued.
10.13. Force Majeure.
Each party shall be excused from the timely performance, and neither party shall be liable for any damages or penalty for any delay or failure in performance, of any obligation hereunder or for failure to give the other party prior notice thereof when such delay or failure is due to the elements, acts of God, delays in transportation, delays in delivery by vendors or subcontractors or other causes beyond that party’s reasonable control (each such event being a “Force Majeure Event”). Such excuse shall continue for the duration of the Force Majeure Event and for a reasonable period of time afterwards as then determined by the parties in good faith.
10.14. No Waivers.
No express or implied waiver by either party of any event of default hereunder shall in any way be, or be construed as, a waiver of any future or subsequent event of default.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

10.15. Entire Agreement.
The parties acknowledge that this Restated Agreement, together with the Schedules hereto, which are hereby incorporated herein and made a part hereof, sets forth the complete, exclusive and integrated understanding of the parties and supersedes all proposals or prior agreements, oral or written, and all other prior communications between the parties relating to the subject matter of this Restated Agreement, including without limitation the Alliance Agreement as amended prior to the date hereof, and, except as provided in Section 10.8, no other documents (including without limitation each party’s general terms and conditions of purchase or sale) shall act to modify, amend or add to this Restated Agreement.
10.16. Counterparts.
This Restated Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
10.17. Guarantees.
(a) The parties acknowledge that * has executed the Guaranty Agreement, dated as of April 19, 2004, a copy of which is attached hereto as Schedule 2.77.
(b) DSM unconditionally and irrevocably guarantees to Martek compliance by each of its Affiliates with the provisions of this Restated Agreement, including but not limited to Sections 5.5, 7.2, 7.4, and 9.4, and shall be liable to Martek for any damages resulting from an Affiliate’s noncompliance with the provisions of this Restated Agreement. Martek shall, without any further action or formality being required, have the right to institute arbitration to enforce this provision in accordance with Section 10.5.
(c) Martek unconditionally and irrevocably guarantees to DSM compliance by each of its Affiliates with the provisions of this Restated Agreement, including but not limited to Sections 5.5, 7.2, 7.4, and 9.4, and shall be liable to DSM for any damages resulting from an Affiliate’s noncompliance with the provisions of this Restated Agreement. DSM shall, without any further action or formality being required, have the right to institute arbitration to enforce this provision in accordance with Section 10.5.
10.18. Hierarchy of Documents.
The body of this Restated Agreement will prevail in case of discrepancies with the Schedules.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

IN WITNESS WHEREOF, each of the parties has caused this Restated Agreement to be duly executed and delivered as of the day and year first above written.

MARTEK BIOSCIENCES CORPORATION		DSM FOOD SPECIALTIES B.V.

By:	/s/ Steve Dubin	By:	/s/ A.R. Wessels

	Steve Dubin		A.R. Wessels
	Title: Chief Executive Officer		Title: Managing Director

		By:	/s/ Villaume Kal

Villaume Kal as Attorney-in-Fact for Geert Jan Nieboer, Managing Director
Title: Business Director ARA

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULES
TO THE
FIRST AMENDED AND RESTATED
ARA ALLIANCE, PURCHASE AND PRODUCTION AGREEMENT
BY AND BETWEEN
MARTEK BIOSCIENCES CORPORATION
AND
DSM FOOD SPECIALTIES B.V.
Dated as of July 13, 2009

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
LIST OF SCHEDULES

Schedule 2.12	ARA Assay Procedures

Schedule 2.16	DSM Biomass Specifications

Schedule 2.28	DSM Crude Oil Specifications

Schedule 2.47	DSM Costs

Schedule 2.54	DSM Patents

Schedule 2.55	DSM Know-how

Schedule 2.64	Excluded Subject Matter

Schedule 2.69	Martek Finished Oil Specifications

Schedule 2.77	Guaranty Agreement

Schedule 2.104	Martek Costs

Schedule 2.108	Martek Patents

Schedule 2.109	Martek Know-how

Schedule 2.118	* Customers

Schedule 4.2(a)	DSM ARA Biomass Certificate of Analysis

Schedule 4.2(b)	Martek Finished Oil Certificate of Analysis

Schedule 4.6(a)	Manufacturing Changes

Schedule 4.6(b)	Qualification Requirements

Schedule 6.1-A	Belvidere Usages

Schedule 6.1-B	2009 DSM Variable Costs per Unit of ARA

Schedule 6.2-A	2009 Quarterly Reconciliation Format

Schedule 6.2-B	2010-2014 Quarterly Reconciliation Format

Schedule 6.3(a)	DSM Fixed Cost Payment Calculation in the Event of DSM Shortfalls

Schedule 9.4(d)-1	Annual Depreciation of Undepreciated * Costs

Schedule 9.4(d)-2	Annual Depreciation of Undepreciated Pre-2004 Costs

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.12
ARA ASSAY PROCEDURES
Determination of the Units of ARA in Biomass: The Units of ARA in Biomass is determined by the content of ARA in *. The Units of ARA within the Biomass are calculated as follows.
*
Determination of the Units of ARA in Crude Oil and Finished Oil: The Units of ARA within Crude Oil and Finished Oil are calculated as follows.
*
•	HEL *
•
ARA in HEL, Crude Oil, and Finished Oil is determined by * or equivalent method. This method has been subject to round robin testing and is currently controlled by inter-laboratory comparison. Data used for the determination of Units of ARA shall only be generated by a laboratory that has either taken part in these tests or has been validated to comply with the variability defined in the round robin test as acceptable.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.16
DSM BIOMASS SPECIFICATIONS

PRODUCT SPECIFICATION FORM	ARA-PSF-004M
ARA Biomass	Revision 5
Product 2984	July 13, 2009

Parameter	Specification Limits	Test Method

Release Specifications (a)
Description	Extruded m. alpina biomass pellets	Visual
Biomass Color	Brown	Visual
Smell	Characteristic	Olfactory
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

Control Specifications (b)
Lab Extracted Crude Oil Color	Light to Medium Yellow	Visual
*	*	*
*	*	*

*	*	*
*
Storage:
•	Below -2° C +/- 3°C, preferably lower temperatures
•	Protected from light
•	Dry conditions
Packaging:
•	Big Bags (polypropylene with polyethylene liner), anti static
•	Labeled with product number, batch number, production number, production date and storage conditions on both inner and outer bag
•	*
Legend:
(a)	Release Specifications — unconditional release of biomass
(b)	Control specifications — tested every * and for each experimental batch to monitor product quality and process consistency; Martek will be directly notified when out of specification
(c)	* ARA average in extracted crude oil over *of production

(d)	Measured in HEL *

(e)	Equivalent methods may be used if mutually agreed upon by DSM and Martek in advance
(f)
The upper ARA potency limit will be increased in steps of *when * of the same fermentation protocol within each step (i.e., *) meet all finished ARASCO oil analytical, stability and sensory specifications

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.28
DSM CRUDE OIL SPECIFICATIONS

PRODUCT SPECIFICATION FORM	ARA-PSF-001M
ARA Crude Oil	Revision 5
22 June 2005
Product no: 2983

Parameters	Approval limit (*)	Discussion Range (*)	Methods
Release specifications
Appearance	Typical at 25°C		Visual
Color	Light-medium yellow		Visual
Smell	Typical — free of any rancid odor		olfactory
*	*	*	*
*	*	*	*
*	*		*
*	*	*	*
*	*		*

Parameters	Specification Limit (*)	Methods
Control specifications (c)
*	*	*
*	*	*
*	*	*
*	*	*
Control specifications (*); *
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
In-process control parameters (*):

Parameters	Control limit (d)	Methods
*	*	*

Scope	Omichem & Naturex
Kosher	Yes
HALAL	No
Non-GMO	Yes

(a)	Release Specifications — Unconditional release of material

(b)	Results within these limits shall be discussed with Martek prior to approval

(c)	Control specifications — To monitor the quality of the product and the consistency of the process; Martek will be directly notified when out of specification

(d)	In-process control parameters — Corrective actions will be taken when the control limits are exceeded. No impact on product release

(e)	*(average per shipment of oil)

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
Storage conditions:
•	below -18°C

•	Protected from light

•	Dry conditions
Packaging:
	•	Under Nitrogen

	•	200 kg food grade phenolic coated lined drums (tight head) with DSM label

*

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.47
DSM COSTS
Included Costs:
DSM Costs per Unit of ARA shall equal Variable Costs per Unit of ARA plus Fixed Costs per Unit of ARA, adjusted as necessary in accordance with Article 6 of the attached Restated Agreement. Fixed Costs and Variable Costs shall be based on Generally Accepted Accounting Principles and shall be based on actual or budgeted costs as applicable.
DSM’s capital costs for Approved Expansion Plans and Approved Capital Assets shall be depreciated on a straight-line basis over * period starting at the time such expansion is placed into production. Notwithstanding the above, (i) Belvidere Phase I Build-out capital costs are agreed to be no greater than * and shall be depreciated on a straight-line basis over a * period starting from January 1st 2004; and (ii) The basis for depreciating the Belvidere plant assets in existence prior to the Belvidere Phase I Build-out and dedicated to use in such Belvidere Phase I Build-out shall be no greater than * and will be depreciated on a straight-line basis over a * period starting January 1st 2004. The final amount is subject to verification by Martek including, at Martek’s option, an independent audit of such amount.
The ARA portion of assets not totally dedicated to ARA, other than production assets (such as ERP systems), shall be depreciated by using the DSM internal accounting standards applicable to DSM operations in general, but still consistent with Generally Accepted Accounting Principles.
Excluded Costs:
The following costs shall not to be included in the DSM Costs per Unit of ARA and Fixed Budget Price per Unit of ARA (the “Excluded Costs”):
•	All costs related to the importing and re-exporting of ARA products sent to Martek that do not meet Martek Specifications, including but not limited to related freight, tariffs and warehousing costs.
•	Costs related to reworking material that originally did not meet Martek Specifications pursuant to Section 4.7 of the Agreement.
•	Legal costs associated with negotiating and drafting the Alliance Agreement as amended and the Restated Agreement.
•	Production Startup Costs.
•	R&D Contribution pursuant to Section 7.1(d).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.54
DSM PATENTS

Patent #	Title	Summary
WO 97/36996	Process for the preparation of a granular microbial biomass and isolation of valuable compounds therefrom	A process for the isolation of desired compound(s) from a microbial biomass is disclosed, wherein the microbial biomass (which, if necessary, is pre-treated to give a dry matter content of from 25 to 80% is granulated (e.g. by extrusion) and then dried to a dry matter content of at least 80%. The granulation of the biomass to granules significantly eases subsequent drying of the biomass (which can be stored as dried granules) and gives higher yields on extraction of the compound(s).
WO 97/37032	Fatty acid containing Oil from pasteurized biomass	In one aspect the present invention provides a process for the isolation of one or more compound(s) from a microbial biomass, the process comprising:
a) culturing microorganisms in a fermentation broth under conditions whereby the microorganisms produce the compound
b) pasteurizing either the fermentation broth or a microbial biomass derived therefrom; and
c) extracting, isolating or recovering the compound from the microbial biomass
WO 97/35487	Solid water soluble PUFA-carrying particles	The present invention relates to a process for the preparation of a polyunsaturated fatty acid (PUFA)-containing composition where a PUFA-containing lipid is adsorbed onto a solid carrier such as a powder. This can be used in a process for preparing an infant formula, such as where the powdered PUFA-containing lipid is added after an emulsion of oil and water phases has been formed.
WO 97/35488	Late addition of PUFAs in production of infant formula	The present invention relates to a process for the preparation of a polyunsaturated fatty acid (PUFA)-containing food, such as an infant formula, where a composition comprising a PUFA is added at a late stage of the infant formula preparation process in this way, the PUFAs is minimally exposed to conditions during the process that induce degradation of the PUFAs.
WO 97/43362	Sterol extraction with polar solvent	The present invention relates to a process of treating an oil, the process comprising contacting the oil with a polar solvent, and then separating the solvent containing the compound from the so treated oil. The oil is microbially derived, and extracted either form a fermentation broth or a filtrate thereof using hexane. The compound to be extracted is usually a sterol or a diglyceride. The solvent is ethanol having up to 5% of water. The oil an contain a plyunsaturated fatty acid such as C28, C20 or C22 w-e, or w-6 fatty acid, such as arachidonic acid.
WO 99/65327	Microbial ARA for use in marine feed	A marine feed composition is described comprising microbially derived arachidonic acid (ARA) or ARA in the form of a triglyceride. The ARA is suitably produced by a fungus, such as of the genus Mortierella, although the feed composition itself is free of microbial cells. These forms of ARA have been found to give better growth and pigmentation promotion in marine organisms (shrimps and fish) than corresponding phospholipid forms of ARA from fish oil. The ARA can be in the form of an oil, e.g. an oil-in-water emulsion or may first be fed to larvae, rotifers or nauplii which are themselves included in a composition as “live” feed for larger organisms.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

Patent #	Title	Summary
WO 00/21524	PUFA supplement /ARA for pregnant women	Edible formulations, such as polyunsaturated fatty acids (PUFAs) such as pharmaceutical compositions or nutritional supplements, are disclosed comprising arachidonic acid (ARA). They are adapted to deliver from 150 mg to 1 g per day of ARA and may contain other PUFAs, for example docosahexaenoic acid (DHA) at a ration of ARA: DHA of 1:1 to 1:2 are also disclosed, as are foodstuffs comprising of 0.1 to 5% of ARA. Such formulations can be used to increase ARA levels in vivo, for example in pregnant women or for people who have diseases or conditions associated with low ARA levels.
WO 02/10423	Isolation of microbial oils	The extraction of a microbial or single cell oil, for example comprising one or more polyunsaturated fatty acids (PUFA’s), directly form microbial cells is disclosed which avoids the need for solvents.
WO 02/10322	Purifying crude PUFA oils	A process for preparing an oil mixture of an w-6 PUFA (such as ARA) with w-3 PUFA (such as DHA and/or EPA is described which can be included into edible formulations such as foodstuffs, and in particular infant formulas.
WO 04/001021	Pasteurization of biomass	An improved pasteurization protocol for pasteurizing microbial cells is disclosed. The protocol has three stages, a first heating stage, a second plateau stage at which the cells are held at a (maximum and) constant temperature, and a third cooling stage.
WO 04/009827	Preparation of microbial oil	The present invention provides a process for the production of a microbial oil, comprising culturing a micro-organism in a two-stage process where, in a last stage that precedes the end of fermentation, the carbon source is: consumed by the micro-organisms at a rate greater than it is added to the medium; added at a rate < 0.30 M carbon/kg medium; or is rate limiting on the growth of the micro-organism. The Micro-organism thus have the carbon source restricted so that they preferentially metobolise fats or lipids other than arachidonic acid (ARA), so increasing th proportion of ARA in the cells. A microbial oil is then recovered from the micro-organism, using hexane as a solvent, that has at least 50 % ARA and at least 90 % triglycerides.
WO 98/37179A2	Fermentative production of valuable compounds on an industrial scale using chemically defined media	A process for the production of a valuable compound, comprising the steps of: fermentation of a microbial strain on an industrial scale in a fermentation medium which is a chemically defined medium essentially composed of chemically defined constituents, and recovery of the valuable compound from the fermentation broth.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.55
DSM KNOW-HOW
Status: Technology in place for large scale ARA production
Main process characteristics: process scale: *,
*
productivity: *
high quality oil:*
*:
*
*
*
*
Main fields of expertise:
Strains:
•	A number of ARA producing strains of different organisms
•	Main line of producers: Mortierella alpina
Fermentation technology:
•	*

•	*

•	*

•	*

•	*

•	*

•	*

•	*

•	*
Pasteurization technology:
•	*
•	*
•	*
Downstream processing:
•	*
•	*
•	*
Extraction of biomass:
•	*

•	*
Process developments developed, not implemented:
•	*
•	*

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
Toxicology, safety studies:
•	*
•	*
•	*
Nutrition:
•	*
•	*
Application areas:
•	*
New fields of investigation:
Increase fermentation efficiency:
•	*
•	*
•	*
•	*
Downstream processing:
•	*
•	*
•	*
Extraction:
•	*

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.64
EXCLUDED SUBJECT MATTER

SR No./ Huntion		Application or	Appl. Date or
No./ Rothwell No.	Country	Patent Number	Date Issued	Title of Patent	Status
62611.000106	AU	661297	7-Nov-1995	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000109	BR	PI920526-5	22-Jan-1992	MICROBIAL OIL MIXTURES AND USES THEREOF	Appealed
62611.000110	CA	2101274	15-Dec-1998	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000358	EP	07075341.3	22-Jan-1992	MICROBIAL OIL MIXTURES AND USES THEREOF	Published
62611.000354	EP	07002670.3	22-Jan-1992	MICROBIAL OIL MIXTURES AND USES THEREOF	Published
62611.000387	EP	8005794.6	22-Jan-1992	MICROBIAL OIL MIXTURES AND USES THEREOF	Published
62611.000380	HK	08102811.5	11-Mar-2008	MICROBIAL OIL MIXTURES AND USES THEREOF	Published
62611.000118	ID	ID0000174	20-Jun-1995	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000120	IL	114253	14-Oct-1997	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000119	IL	100733	1-Apr-1996	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000133	KR	321543	9-Jan-2002	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000135	KR	313987	25-Oct-2001	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000137	LK	10526	17-Jun-1994	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000127	NZ	241359	16-Feb-1995	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000129	PH	1992-43812	23-Nov-2001	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000130	RU	2093996	27-Oct-1997	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000131	SG	49307	10-Jan-2002	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000141	US	5374657	20-Dec-1994	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000142	US	5550156	27-Aug-1996	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
62611.000128	WO	PCT/US92/00522	22-Jan-1992	MICROBIAL OIL MIXTURES AND USES THEREOF	Nat Phase
62611.000132	ZA	PI920526-5	28-Oct-1992	MICROBIAL OIL MIXTURES AND USES THEREOF	Granted
2997-20-PCN	CN	01816395.5	19-Jan-2001	Methods for Raising Rabbits	Pending
2997-20-PCZ	CZ	2002-2507	19-Jan-2001	Methods for Raising Rabbits	Pending
2997-20-PEP	EP	0190211935	19-Jan-2001	Methods for Raising Rabbits	Pending
2997-20-PHU	HU	P0301967	19-Jan-2001	Methods for Raising Rabbits	Pending
2997-20-PPL	PL	P362 422	19-Jan-2001	Methods for Raising Rabbits	Pending

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

SR No./ Huntion		Application or	Appl. Date or
No./ Rothwell No.	Country	Patent Number	Date Issued	Title of Patent	Status
2997-20-TH	TH	063197	19-Jan-2001	Methods for Raising Rabbits	Pending
2997-20-TW	TW	90101741	19-Jan-2001	Methods for Raising Rabbits	Pending
2997-20-PUS	US	6,568,351	27-May-2003	Methods for Raising Rabbits	Granted
2997-20-PCT	WO	US01/01720	19-Jan-2001	Methods for Raising Rabbits	Nat Phase
2997-21-PAU	AU	2001273028	26-Jun-2001	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-PCA	CA	2,413,109	27-Nov-2007	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-EPDE	DE	60125176.8-08	13-Dec-2006	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-PEP	EP	EP1299003	13-Dec-2006	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-EPFR	FR	1299003	13-Dec-2006	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-EPGB	GB	1299003	13-Dec-2006	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-PHK	HK	03107219.7	26-Jun-2001	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Published
2997-21-EPIT	IT	1299003	13-Dec-2006	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-PNZ	NZ	523741	26-Jun-2001	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-TH	TH	066509	25-Jun-2001	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Pending
2997-21-TW	TW	268761	21-Dec-2006	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-PUS	US	7,504,121	17-Mar-2009	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Granted
2997-21-PUS-3	US	11/560,809	16-Nov-2006	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Published
2997-21-PCT	WO	US01/20471	26-Jun-2001	Improved Methods of Incorporating Polyunsaturated Fatty Acids in Milk	Nat Phase
2997-31-PAE	AE	PCT/AE 376/2003	14-May-2002	A Method of Improving the Flavor, Tenderness and Overall Consumer Acceptability of Poultry Meat	Pending
2997-31-PAU	AU	2002303744	31-Jul-2008	A Method of Improving the Flavor, Tenderness and Overall Consumer Acceptability of Poultry Meat	Granted
2997-31-PCA	CA	2,446,027	14-May-2002	A Method of Improving the Flavor, Tenderness and Overall Consumer Acceptability of Poultry Meat	Pending
2997-31-PEP	EP	02731799.9	14-May-2002	A Method of Improving the Flavor, Tenderness and Overall Consumer Acceptability of Poultry Meat	Published
2997-31-PJP	JP	2002-588780	14-May-2002	A Method of Improving the Flavor, Tenderness and Overall Consumer Acceptability of Poultry Meat	Pending
2997-31-PMX	MX	252263	6-Dec-2007	A Method of Improving the Flavor, Tenderness and Overall Consumer Acceptability of Poultry Meat	Granted
2997-31	US	6,716,460	6-Apr-2004	Method of Improving the Flavor, Tenderness and Overall Consumer Acceptability of Poultry Meat	Granted

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

SR No./ Huntion		Application or	Appl. Date or
No./ Rothwell No.	Country	Patent Number	Date Issued	Title of Patent	Status
2997-31-PCT	WO	US02/15353	14-May-2002	A Method of Improving the Flavor, Tenderness and Overall Consumer Acceptability of Poultry Meat	Nat Phase
2997-38-CON	US	12/111,844	29-Apr-2008	Products Containing Highly Unsaturated Fatty Acids For Use by Women During States of Preconception, Pregnancy and Lactation/Post-Partum	Published
2997-46-PAU	AU	2003238264	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Pending
2997-46-PCA	CA	2489391	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Pending
2997-46-PEP	EP	03737159.8	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Published
2997-46-EPHK	HK	05109565.1	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Published
2997-46-PJP	JP	2004-512524	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Pending
2997-46-PJP-DIV	JP	2006-144750	25-May-2006	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Published
2997-46-PUS	US	10/518,957	27-Jun-2005	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Pending
2997-46-PCT	WO	US03/19108	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Nat Phase
62611.000283	AT	0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000176	AU	693450	5-Nov-1998	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000284	BE	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000177	CA	2164291	30-Oct-2007	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000377	CA	2596241	2-Jun-1994	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Pending
62611.000285	CH	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

SR No./ Huntion		Application or	Appl. Date or
No./ Rothwell No.	Country	Patent Number	Date Issued	Title of Patent	Status
62611.000286	DE	69433713	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000287	DK	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000301	EP	04075413.7	2-Jun-1994	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Published
62611.000178	EP	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	EPGrant
62611.000288	ES	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000289	FR	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000290	GB	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000291	GR	20040401791	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000292	IE	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000293	IT	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000179	JP	501997/95	2-Jun-1994	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Published
62611.000381	JP	2007-327930	19-Dec-2007	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Published
62611.000294	LU	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000295	MC	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

SR No./ Huntion		Application or	Appl. Date or
No./ Rothwell No.	Country	Patent Number	Date Issued	Title of Patent	Status
62611.000180	MX	263227	17-Dec-2008	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611-000393	MX	MX/A/2008/013240	31-Oct-2008	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Pending
62611.000296	NL	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000297	PT	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000298	SE	EP0707487	14-Apr-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Granted
62611.000300	US	10/855,488	28-May-2004	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Published
62611.000186	US	08/479,809	7-Jun-1995	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Pending
62611.000181	WO	PCT/US94/06317	2-Jun-1994	METHODS AND PHARMACEUTICAL COMPOSITIONS USEFUL FOR TREATING NEUROLOGICAL DISORDERS	Nat Phase
62611.000183	AU	768369	25-Mar-2004	METHODS FOR CONTROLLING HIGHLY UNSATURATED FATTY ACID CONTENT IN VARIOUS TISSUES	Granted
62611.000184	EP	96921263.8	3-Jun-1996	METHODS FOR CONTROLLING HIGHLY UNSATURATED FATTY ACID CONTENT IN VARIOUS TISSUES	Published
62611.000390	EP	07075522.8	3-Jun-1996	METHODS FOR CONTROLLING HIGHLY UNSATURATED FATTY ACID CONTENT IN VARIOUS TISSUES	Pending
62611.000185	IL	122405	11-Jul-2003	METHODS FOR CONTROLLING HIGHLY UNSATURATED FATTY ACID CONTENT IN VARIOUS TISSUES	Granted
62611.000187	WO	PCT/US96/08649	3-Jun-1996	METHODS FOR CONTROLLING HIGHLY UNSATURATED FATTY ACID CONTENT IN VARIOUS TISSUES	Nat Phase

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.69
MARTEK FINISHED OIL SPECIFICATIONS

ARASCO® Product Specifications

General Characteristics
Description:	Vegetable oil from fungi, containing approximately 40% arachidonic acid (ARA)
Appearance:	Free flowing yellow liquid oil (triglyceride)
Aroma:	Characteristic
Antioxidants:	*

Chemical Characteristics		Specification
*		*
Free Fatty Acid		max 0.4%
*		*

Elemental Composition		Specification
*	*
*	*
*		*
*		*
*		*
*	*
*	*

Fatty Acid Profile, Area %		Specification
*		*
*		*
*		*
*		*
*		*
*		*
*		*
*		*
*		*
*	*
*		*
*		*
*		*
Product Storage and Stability
Maximum stability of ARASCO is achieved by shipping and storing the product frozen in the original unopened container at -20 degrees Centigrade until thawed for use. The oil should be protected from exposure to oxygen and elevated temperatures (> 30 C). Shipping and storage under frozen conditions provides stability for ARASCO for up to three years if product is kept frozen and unopened.
Once a container of oil is thawed and opened, use entire contents immediately. However, if it is not possible to use the entire amount at one time, the remainder may be nitrogen purged and refrozen at -20 degrees Centigrade.
Ingredients
Fungal Oil; * antioxidants.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.77
GUARANTY AGREEMENT
[Please see attached.]

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
CORPORATE GUARANTY
THIS CORPORATE GUARANTY is made as of this  _____  day of April, 2004, by the parties set forth below.
WHEREAS, *, a * company (“*”) incorporated under the laws of *, having its registered office at *, hereinafter to be referred to as: the “Guarantor”;
WHEREAS, DSM Food Specialties B.V., a private limited liability company (“besloten vennootschap met beperkte aansprakelijkheid”) incorporated under the laws of the Netherlands, having its registered office at A. Fleminglaan 1 in Delft, the Netherlands (hereinafter to be referred to as: “DFS”), is a *;
WHEREAS, DFS and Martek Biosciences Corporation, a corporation incorporated under the laws of the State of Delaware, United States of America, having its principal place of business at 6480 Dobbin Road, Columbia, Maryland 21045, United States of America (hereinafter to be referred to as: “Martek”), have entered into that certain ARA Alliance, Purchase and Production Agreement dated as of the date hereof, as may be amended (the “ARA Agreement”);
WHEREAS, the Guarantor and Martek have agreed that the Guarantor shall guarantee the correct and timely fulfillment by DFS of any and all of DFS’ obligations, undertakings, representations, warranties and covenants to Martek under or arising out of the ARA Agreement as set forth herein;
NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
1. Arbitral Award Guaranty.
(a) Subject to the other terms and conditions of this Corporate Guaranty, the Guarantor hereby unconditionally and irrevocably guarantees payment to Martek of any amount for which DFS may be found to be indebted to Martek by virtue of a valid arbitral award established in accordance with the provisions set forth in Section 10.5 of the ARA Agreement including but not limited to liability for attorneys fees and costs (“Arbitral Award”).
(b) In the event full payment of any Arbitral Award is not received by Martek from DFS within thirty (30) days of such award being issued, Guarantor shall immediately pay Martek the full amount of such award without any further action on Martek’s part.
(c) Upon DFS’ failure to pay to Martek the amount of any Arbitral Award within thirty (30) days as provided above, Guarantor agrees that Martek at its election may proceed directly and at once, without notice, against Guarantor to collect the amount of the Arbitral Award without first proceeding against DFS, any other person, or any assets of DFS or of any other person.
(d) This guaranty is absolute, unconditional, and continuing, and is in no way conditioned upon any event or contingency, other than the issuance of the Arbitral Award, or upon any attempt to collect from DFS through the commencement of legal proceedings or otherwise, and shall be binding upon and enforceable in full against Guarantor without regard to any circumstance which might otherwise constitute a defense available to, or a discharge of, Guarantor in respect of the Arbitral Award, other then payment in full of the Arbitral Award. Guarantor acknowledges and agrees that the Arbitral Award shall be binding on Guarantor as if Guarantor were a party to the arbitration proceeding in which the award was issued.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
2. Bankruptcy.
(a) If DFS is declared bankrupt (“faillissement”) or granted suspension of payments (“surséance van betaling”) and a bankruptcy trustee or a court of competent jurisdiction fails to respect the arbitration procedures set forth in Section 10.5 of the ARA Agreement or enjoins, stays or otherwise delays for more than ninety (90) days an arbitration proceeding instituted thereunder, Martek and the Guarantor shall resolve any claims under the ARA Agreement by arbitration conducted in accordance with the procedures set forth in such Section 10.5 to determine the indebtedness and liability of DFS to Martek. Guarantor agrees to pay Martek any amount of such liability or indebtedness of DFS as established by the arbitration proceeding.
(b) In the event that DFS is the subject of a bankruptcy proceeding, Martek hereby consents to the Guarantor’s assumption of the defence by DFS of any claim by Martek under the ARA Agreement.
3. Claims.
Any and all claims under Section 1 of this Corporate Guaranty must be made within * of the date of any Arbitral Award.
4. Term Date.
This Corporate Guaranty shall continue in full force and effect until the earlier of (i) such date as all of the statutes of limitations applicable to any cause of action Martek might have against DFS related to the ARA Agreement have expired or (ii) the date three (3) years after the expiration or the termination of the ARA Agreement (“Term Date”), provided that this Corporate Guaranty shall continue in effect even after the Term Date with regard to any Arbitral Award issued as a result of any arbitration previously commenced by Martek against DFS before the Term Date and not yet completed as of the Term Date.
5. Licenses.
In the event the licenses granted to Martek by DFS pursuant to Section 7.4(b) and (d) of the ARA Agreement (the “Licenses”) are terminated as a result of DFS filing for or being placed into bankruptcy or granted suspension of payments, Guarantor shall obtain promptly for Martek at no cost to Martek any licenses as required for Martek to continue to have the license rights as specified in Section 7.4(b) and (d) of the ARA Agreement. Martek reserves any and all statutory, contractual and other legal rights to retain its rights with respect to the Licenses notwithstanding termination or rejection in any bankruptcy or insolvency proceeding. It is understood and agreed that if Guarantor obtains such licenses for Martek, Martek shall not be entitled to claim damages against DFS, or the Guarantor pursuant to Section 2, for DFS’s failure to itself provide such Licenses from and after the date(s) on which the Guarantor obtains such licenses for Martek.
6. Limitations.
The obligations of the Guarantor under this Corporate Guaranty shall never exceed the aggregate of DFS’ obligations and/or liabilities under the ARA Agreement. The liability of the Guarantor hereunder shall be without regard to a bankruptcy or suspension of payments of DFS, and with regard solely to any action brought by Martek pursuant to Section 2, any and all defenses and limitations with respect to DFS’ obligations and/or liabilities under the ARA Agreement, without regard to a bankruptcy or suspension of payments of DFS, may also be invoked and relied upon by the Guarantor.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
7. Article *.
This Corporate Guaranty is in addition to and is not in substitution for or in derogation of any rights Martek has against the Guarantor pursuant to any declaration in accordance with Article *, provided, however, that Martek agrees that it shall not be entitled to a double recovery of its damages, and (i) to the extent that Martek recovers damages in a * Action, it shall not be entitled to recover such damages again in an action under this Corporate Guaranty, and (ii) to the extent Martek recovers damages in an action under this Corporate Guaranty, it shall not be entitled to recover such damages again in a * Action.
8. Notices.
Any notice to be made to the Guarantor under this Corporate Guaranty must be made to:
*

Attn. Chairman of the Managing Board of Directors

***
with a copy to:
*

Attn. Director Corporate Legal Affairs

***
9. Governing Law.
This Corporate Guaranty shall be governed by and interpreted in accordance with the internal laws (excluding the conflict of laws rules) of the State of New York, USA. The Guarantor hereby irrevocably submits to the jurisdiction of any United States federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Corporate Guaranty, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such federal court. The Guarantor further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 8 above shall be effective service of process for any action, suit or proceeding brought against the Guarantor in any such court. The Guarantor irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Corporate Guaranty in such courts and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Subject to the provisions of Section 7 hereof, the Guarantor further agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
10. Assignment.
This Corporate Guaranty shall be binding upon the successors and assigns of Guarantor; provided, that no transfer, assignment or delegation by Guarantor without the consent of Martek shall release Guarantor from its liabilities hereunder.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
11. Acknowledgement.
Guarantor acknowledges that this Corporate Guaranty is being furnished to Martek by it in order to induce Martek to enter into the ARA Agreement with DFS. Guarantor further acknowledges that duly authorized and competent agents or representatives of Guarantor have read, and understand, this Corporate Guaranty and that Guarantor has been advised by competent counsel with regard to this Corporate Guaranty.
12. No Waiver.
No failure or delay or lack of demand, notice or diligence in exercising any right under this Corporate Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Corporate Guaranty.
13. Confession of Judgment.
Upon the failure or refusal of the Guarantor to pay in full the amount of any Arbitral Award upon demand therefor, the Guarantor hereby authorizes the Clerk of Court of record in the federal court sitting in Baltimore, Maryland, upon application by Martek, to enter judgment in favor of Martek and against the Guarantor in the full outstanding amount of the Arbitral Award together with interest accrued on the Arbitral Award at the rate of six percent (6%) per year from the date of the Arbitral Award until paid, attorneys’ fees of one percent (1%) of the Arbitral Award and costs. The Guarantor hereby waives presentment, demand, notice and protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof.
[The remainder of this page has been intentionally left blank.]

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Corporate Guaranty as of the day and year first above written.
*

By:	*	By:	*
	Name: *		Name: *
	Title: Member of the Managing Board of Directors		Title: Director Corporate Legal Affairs

MARTEK BIOSCIENCES CORPORATION
By:	/s/ Steve Dubin
	Name:	Steve Dubin
	Title:	President

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.104
MARTEK COSTS
Included Costs:
The Martek Costs per Unit of ARA shall equal the Variable Costs for Martek Services per Unit of ARA plus the Fixed Costs for Martek Services per Unit of ARA. Fixed Costs and Variable Costs shall be based on Generally Accepted Accounting Principles and shall be based on actual or budgeted costs as applicable.
The depreciation portion of Fixed Costs shall be based on Martek’s internal depreciation policies which are generally on a straight line basis for twenty years for the Company’s oil processing plants, ten to fifteen years for oil processing machinery and equipment and five years for furniture and fixtures.
The ARA portion of assets not totally dedicated to ARA, other than production assets (such as ERP systems), shall be depreciated by using the Martek’s internal accounting standards applicable to Martek operations in general, but still consistent with Generally Accepted Accounting Principles.
Excluded Costs:
The following costs shall not to be included in the Costs for Martek Services per Unit of ARA (the “Excluded Costs”):
•	All costs related to the importing and re-exporting of ARA products sent to DSM that do not meet applicable Specifications, including but not limited to related freight, tariffs and warehousing costs.
•	Costs related to reworking material that originally did not meet applicable Specifications pursuant to Section 4.7 of the Agreement.
•	Legal costs associated with negotiating and drafting the Alliance Agreement as amended and the Restated Agreement.
•	R&D Contribution pursuant to Section 7.1(d).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.108
MARTEK PATENTS

		Application or	Appl. Date or
SR/ No./ Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
2997-4-1	US	5,882,703	16-Mar-1999	Product Containing Mortierella Sect. Schmuckeri Lipids	Granted
2997-4	US	5,583,019	10-Dec-1996	Method for Production of Arachidonic Acid	Granted
2997-4-1-1	US	6,245,365	12-Jun-2001	Product Containing Mortierella Sect. Schmuckeri Lipids	Granted
2997-4-1-1-1	US	6,319,698	20-Nov-2001	Method for Producing Arachidonic Acid	Granted
2997-4-1-1-2	US	6,749,849	15-Jun-2004	Method for Producing Arachidonic Acid (as amended)	Granted
2997-4-1-1-2-1	US	7,195,791	27-Mar-2007	Method for Production of Archidontic Acid	Granted
2997-4-1-1-2-1-1	US	11/531,439	13-Sep-2006	Method for Production of Arachidonic Acid	Published
2997-4-1-1-2-1-1-C1	US	11/782,466	24-Jul-2007	Method for Production of Arachidonic Acid	Published
2997-4-1-1-2-1-1-C2	US	11/782,571	24-Jul-2007	Method for Production of Arachidonic Acid	Published
2997-4-1-2	US	6,541,049	1-Apr-2003	Method for Production of Arachidonic Acid	Granted
2997-4-AU	AU	711967	10-Feb-2000	Method for Production of Arachidonic Acid	Granted
2997-4-CA	CA	2163278	20-Nov-1995	Method for Production of Arachidonic Acid	Pending
2997-4-EP	EP	EP0726321	12-Jun-2002	Method for Production of Arachidonic Acid	Granted
2997-4-EPDE	DE	69621663.9-08	12-Jun-2002	Arachidonic Acid	Granted
2997-4-EP-DIV-1	EP	6008737.6	16-Jan-1996	Method for Production of Arachidonic Acid	Published
2997-4-EP-DIV-HK	HK	2106865.7	16-Jan-1996	Method for Production of Arachidonic Acid	Pending
2997-4-EPFR	FR	EP0726321	12-Jun-2002	Method for Production of Arachidonic Acid	Granted
2997-4-EPGB	GB	EP0726321	12-Jun-2002	Method for Production of Arachidonic Acid	Granted
2997-4-EPIT	IT	EP0726321	12-Jun-2002	Method for Production of Arachidonic Acid	Granted
2997-4-JP	JP	7-314330	1-Dec-1995	Method for Production of Arachidonic Acid	Pending
2997-4-JP-DIV-2	JP	2007-336075	27-Dec-2007	Method for Production of Arachidonic Acid	Published
2997-19-PAU-1-1	AU	2008229885	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PAU-1	AU	2005202980	30-Jun-2008	Solventless Extraction Process	Granted
2997-19-PAU	AU	780619	7-Apr-2005	Solventless Extraction Process	Granted
2997-19-PBR	BR	PI0107699-0	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PCA	CA	2,397,665	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PCN	CN	zk01806424.8	11-Feb-2009	Solventless Extraction Process	Granted
2997-19-PCN-DIV	CN	200810184934.X	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PCZ	CZ	2002-2506	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PEP	EP	1942672.5	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PHK	HK	03102740.6	19-Jan-2001	Solventless Extraction Process	Published
2997-19-PHU	HU	P0300556	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PID	ID	WO0200201683	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PIL	IL	150772	19-Jan-2001	Solventless Extraction Process	Pending

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

		Application or	Appl. Date or
SR/ No./ Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
2997-19-PIN-1	IN	6878/DELNP/2006	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PIN	IN	2002/00711/DEL	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PJP	JP	4020642	5-Oct-2007	Solventless Extraction Process	Granted
2997-19-PJP-1	JP	2005-137044	19-Jan-2001	Solventless Extraction Process	Published
2997-19-PKR	KR	2002-7009287	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PMX-1	MX	PA/a/2005/009334	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PMX	MX	232230	18-Nov-2005	Solventless Extraction Process	Granted
2997-19-PNO	NO	20023449	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PNZ	NZ	520287	10-May-2004	Solventless Extraction Process	Granted
2997-19-PPL	PL	P356587	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PPL-1	PL	P387119	19-Jan-2001	Solventless Extraction Process	Pending
2997-19-PRU	RU	2336307	19-Jan-2001	Solventless Extraction Process	Granted
2997-19-PSG	SG	90582	28-Feb-2006	Solventless Extraction Process	Granted
2997-19-TH	TH	063198	22-Jan-2001	Solventless Extraction Process	Pending
2997-19-TW-1	TW	94128361	8-Mar-2001	Solventless Extraction Process	Pending
2997-19-TW	TW	I 293648	21-Feb-2008	Solventless Extraction Process	Granted
2997-19-1-C3	US	11/782,449	24-Jul-2007	Solventless Extraction Process	Published
2997-19-1-C2	US	11/782,434	24-Jul-2007	Solventless Extraction Process	Published
2997-19-1-C1	US	11/782,416	24-Jul-2007	Solventless Extraction Process	Published
2997-19	US	6,750,048	15-Jun-2004	Solventless Extraction Process	Granted
2997-19-1	US	7,351,558	1-Apr-2008	Solventless Extraction Process	Granted
2997-19-PCT	WO	US01/01806	19-Jan-2001	Solventless Extraction Process	Nat Phase
2997-19-PZA	ZA	2002/5790	23-Sep-2003	Solventless Extraction Process	Granted
2997-42-PAU-DIV	AU	2009200718	12-Dec-2002	Extraction and Winterization of Lipids from Oil Seed and Microbia Sources	Pending
2997-42-PAU	AU	2002366642	26-Mar-2009	Extraction and Winterization of Lipids From Oil Seed and Microbial Sources	Granted
2997-42-PCA	CA	2469647	12-Dec-2002	Extraction and Winterization of Lipids From Oil Seed and Microbial Sources	Pending
2997-42-PCN	CN	ZL02828043.1	2-Aug-2006	Extraction and Winterization of Lipids from Oilseed and Microbial Sources	Granted
2997-42-PEP	EP	02791414.2	12-Dec-2002	Extraction and Winterization of Lipids from Oilseed and Microbial Sources	Published
2997-42-PJP	JP	2003-550880	12-Dec-2002	Extraction and Winterization of Lipids from Oilseed and Microbial Sources	Published
2997-42-PNO	NO	20042929	12-Dec-2002	Extraction and Winterization of Lipids From Oilseed and Microbial Sources	Pending
2997-42-PUS	US	7,419,596	2-Sep-2008	Extraction and Winterization of Lipids From Oilseed and Microbial Sources	Granted
2997-42-PUS-1	US	12/184,974	1-Aug-2008	Extraction and Winterization of Lipids From Oilseed and Microbial Sources	Published
2997-42-PCT	WO	US02/39930	12-Dec-2002	Extraction and Winterization of Lipids from Oilseed and Microbial Sources	Nat Phase
2997-45-PAU	AU	2003237182	8-Jan-2009	High-Quality Lipids and Methods for Producing by Enzymatic Liberation form Biomass	Granted
2997-45-PAU-1	AU	2008252072	3-May-2003	High-Quality Lippids and Methods for Producing by Enzymatic Liberation from Biomass	Pending

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

		Application or	Appl. Date or
SR/ No./ Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
2997-45-PCA	CA	2484334	3-May-2003	High-Quality Lipids and Methods for Producing by Enzymatic Liberation From Biomass	Pending
2997-45-PEP	EP	03736552.5	3-May-2003	HIGH-QUALITY LIPIDS AND METHODS FOR PRODUCING BY ENZYMATIC LIBERATION FROM BIOMASS	Published
2997-45-1	US	10/971,723	22-Oct-2004	Methods for Producing Lipids by Liberation from Biomass	Published
2997-45-PUS	US	10/513,576	11-Oct-2005	High-Quality Lipids and Methods for Producing by Enzymatic Liberation From Biomass	Published
2997-45-PCT	WO	PCT/US03/14177	3-May-2003	High-Quality Lipids and Methods for Production by Enzymatic Liberation from Biomass	Nat Phase
2997-46-PAU	AU	2003238264	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Pending
2997-46-PCA	CA	2489391	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Pending
2997-46-PEP	EP	03737159.8	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Published
2997-46-EPHK	HK	05109565.1	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Published
2997-46-PJP	JP	2004-512524	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Pending
2997-46-PJP-DIV	JP	2006-144750	25-May-2006	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Published
2997-46-PUS	US	10/518,957	27-Jun-2005	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Pending
2997-46-PCT	WO	US03/19108	18-Jun-2003	Stable Emulsions of Oils in Aqueous Solutions and Methods for Producing Same	Nat Phase
62611.000324-AT	AT	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000009	AU	661674	21-Nov-1995	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-BE	BE	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000012	BR	PI9205519.2	22-Jan-1992	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Appealed
62611.000013	CA	2101273	2-Apr-2002	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-CH	CH	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-DE	DE	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-DK	DK	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000352	EP	06077261.3	22-Jan-1992	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

		Application or	Appl. Date or
SR/ No./ Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
62611.000324	EP	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	EPGrant
62611.000324-ES	ES	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-FR	FR	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-GB	GB	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-GR	GR	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000378	HK	07113851.4	19-Dec-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published
62611.000021	ID	ID0000393	22-Dec-1995	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000022	IL	100732	1-Oct-1995	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-IT	IT	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-LU	LU	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-MC	MC	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000124	MX	183638	6-Jan-1997	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000027	MX	202940	6-Jul-2001	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-NL	NL	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000030	NZ	241358	8-Feb-1995	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000032	PH	1992-43811	22-Aug-2002	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000033	RU	2120998	22-Jan-1992	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000324-SE	SE	EP1642983	11-Apr-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000057	US	5658767	19-Aug-1997	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

		Application or	Appl. Date or
SR/ No./ Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
62611.000031	WO	PCT/US92/00517	22-Jan-1992	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Nat Phase
62611.000034	ZA	92/0454	28-Oct-1992	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000273	AT	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000043	AU	713567	16-Mar-2000	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000274	BE	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000359	BR	PI9612999-9	3-Jan-1996	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Pending
62611.000044	BR	PI9607179-6	3-Jan-1996	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published
62611.000045	CA	2209513	28-May-2002	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000272	CH	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000321	CN	200510071295.2	3-Jan-1996	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published
62611.000046	CN	96192002.5	3-Jan-1996	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published
62611.000397	CN	200910006766.X	3-Jan-1996	Arachidonic Acid and Methods for the Production and Use Thereof	Pending
62611.000271	DE	69627816.2	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000275	DK	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000058	EA	001036	28-Aug-2000	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000048	EP	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	EPGrant
62611.000260	EP	03076254.6	3-Jan-1996	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published
62611.000276	ES	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000347	FI	20060617	26-Jun-2006	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Pending

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

		Application or	Appl. Date or
SR/ No./ Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
62611.000049	FI	117442	13-Oct-2006	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000270	FR	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000269	GB	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000268	GR	20030402977	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000346	HK	06105700.4	3-Jan-1996	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published
62611.000299	HK	04101355.3	3-Jan-1996	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published
62611.000267	IE	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000266	IT	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000326	JP	2009-80997	30-Mar-2009	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Pending
62611.000401	JP	2009-80997	30-Mar-2009	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Pending
62611.000050	JP	4014219	21-Sep-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000325	JP	2005-368593	21-Dec-2005	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published
62611.000326	JP	2007-158505	15-Jun-2007	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Published
62611.000348	KR	10-2006-7015060	26-Jul-2006	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Pending
62611.000357	KR	10-2008-7015041	20-Jun-2008	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Pending
62611.000265	LU	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000263	MC	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000051	MX	234429	13-Feb-2006	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000264	NL	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

		Application or	Appl. Date or
SR/ No./ Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
62611.000052	NO	320117	3-Jan-1996	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000054	PL	187694	14-Jan-2004	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000261	PT	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000262	SE	EP0800584	2-May-2003	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000055	SG	42669	30-Mar-1999	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Granted
62611.000053	WO	PCT/US96/00182	3-Jan-1996	ARACHIDONIC ACID AND METHODS FOR THE PRODUCTION AND USE THEREOF	Nat Phase
62611.000105	US	6166231	26-Dec-2000	TWO PHASE EXTRACTION OF OIL FROM BIOMASS	Granted
2997-33-PAE	AE	PCT/AE 378/2003	14-May-2002	Production of Use of a Polar Lipid-Rich Fraction Containing Omega-3 and/or Omega-6 Highly Unsaturated Fatty Acids from Microbes, Genetically Modified Plant Seeds and Marine Organisms	Pending
2997-33-PAU-DIV	AU	2009200194	14-May-2002	Production of Use of a Polar Lipid-Rich Fraction Containing Omega-3 and/or Omega-6 Highly Unsaturated Fatty Acids from Microbes, Genetically Moeified Plant Seeds and Marine Organisms	Pending
2997-33-PAU	AU	2002309856	14-May-2002	Production of Use of a Polar Lipid-Rich Fraction Containing Omega-3 and/or Omega-6 Highly Unsaturated Fatty Acids from Microbes, Genetically Modified Plant Seeds and Marine Organisms	Published
2997-33-PCA	CA	2,451,116	14-May-2002	Production of Use of a Polar Lipid-Rich Fraction Containing Omega-3 and/or Omega-6 Highly Unsaturated Fatty Acids from Microbes, Genetically Modified Plant Seeds and Marine Organisms	Pending
2997-33-PEP	EP	02736881.0	14-May-2002	Production of Use of a Polar Lipid-Rich Fraction Containing Omega-3 and/or Omega-6 Highly Unsaturated Fatty Acids from Microbes, Genetically Modified Plant Seeds and Marine Organisms	Published
2997-33-PJP	JP	2002-589426	14-May-2002	Production of Use of a Polar Lipid-Rich Fraction Containing Omega-3 and/or Omega-6 Highly Unsaturated Fatty Acids from Microbes, Genetically Modified Plant Seeds and Marine Organisms	Published

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

		Application or	Appl. Date or
SR/ No./ Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
2997-33-PJP-DIV	JP	2007-289167	21-Oct-2004	Production of Use of a Polar Lipid-Rich Fraction Containing Omega-3 and/or Omega-6 Highly Unsaturated Fatty Acids from Microbes, Genetically Modified Plant Seeds and Marine Organisms	Published
2997-33-PMX	MX	PA/a/2003/010399	14-May-2002	Production and Use of a Polar Lipid-Rich Fraction Containing Omega-3 and/or Omega-6 Highly Unsaturated Fatty Acids From Microbes, Genetically Modified Plant Seeds and Marine Organisms	Pending
2997-33-PUS	US	10/457,066	21-Oct-2004	Production and Use of a Polar Lipid-Rich Fraction	Pending
2997-33-PCT	WO	US02/15454	14-May-2002	Production of Use of a Polar Lipid-Rich Fraction Containing Omega-3 and/or Omega-6 Highly Unsaturated Fatty Acids from Microbes, Genetically Modified Plant Seeds and Marine Organisms	Nat Phase

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.109
MARTEK KNOW-HOW
Main fields of expertise:
Strains and strain improvement methodologies:
•	Strains identified with significantly higher productivity and ARA potency than the *
•	*
•	*
Fermentation:
•	*
•	*
Downstream Processing:
•	*
•	*
•	*
•	*
•	*
•	*
Product Formulation:
•	*
•	*
Product Characterization:
•	*
Transgenic Oilseeds:
•	*
Feed Applications:
•	*
•	*
•	*
•	*
Ingredient Forms:
•	*
•	*
Product Safety and Toxicology:
•	*
•	*
Product Efficacy & Health Benefits:
•	*

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 2.118
* CUSTOMERS
1.	*
2.	*
3.	*
4.	*

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 4.2(a)
DSM BIOMASS CERTIFICATE OF ANALYSIS

Certificate of Analysis	ARA-CoA-004M
ARA Biomass	Revision 1
13 July 2009
Product no: 2984

Parameters	Requirements	Result
Description	Granulate
Smell	Characteristic
Color	Brown
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
Storage:
•	Below -2°C +/- 3°C, preferably lower temperatures

•	Protected from light

•	Dry conditions
Packaging:
•	Big Bags (polypropylene with polyethylene liner), anti static

•	Labeled with product number, batch number, production number, production date and storage conditions on both inner and outer bag
*
Remarks

Date:	QA-Manager:

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 4.2(b)
MARTEK FINISHED OIL CERTIFICATE OF ANALYSIS

Certificate of Analysis

ARASCO®

Arachidonic Acid

Lot No.	*

Country of Origin	United States

Date of Manufacture	*

Expiration Date (frozen, -20[o]C)	*

General Characteristics

Description:	Vegetable oil from fungi, which contains approximately 40% Arachidonic Acid (ARA)
Appearance:	Clear, free flowing yellow liquid oil (triglyceride) at 40[o]C
Aroma	Characteristic
Antioxidants	*

Chemical Characteristics	Units	Specification	Result

Arachidonic Acid	Area %	*	*
Arachidonic Acid	mg/g	— *	*
*	%	*	*
Free Fatty Acid	%	max 0.4	*
*	meq/kg	*	*
*	%	*	*
*	%	*	*
*	%	*	*
*	%	*	*

Elemental Composition	Units	Specification	Result

*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*
*	ppm	*	*

Fatty Acid Profile	Units	Specification	Result

*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*
*	Area %	*	*

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

Martek Biosciences Corporation certifies this product is vegetable oil from fungi, which contains approximately 40% Arachidonic Acid (ARA), and meets the product specifications as outlined above. ARASCO® is Kosher and Halal Certified and is BSE/TSE free.
Released By:	Jennifer Zaffarano Release Specialist I

*
Martek will endorse the results of this Certificate of Analysis for a period of up to three years from the date of manufacture if the material is stored frozen (~-20°C) in the original, unopened containers. Beyond three years, we recommend the quality of the material be confirmed prior to use, by retesting the Certificate of Analysis parameters.

Martek Biosciences Corporation	Martek Biosciences Boulder Corporation	Martek Biosciences Kingstree Corporation	Martek Biosciences Corporation
6480 Dobbin Road	4909 Nautilus Court North	1416 N. Williamsburg County Highway	555 Rolling Hills Lane
Columbia, MD 21045	Boulder, CO 80301	Kingstree, SC 29556	Winchester, KY 40391
(800) 662-6339	(303) 381-8100	(843) 381-8485	(859) 744-0920
(410) 740-0081	Research and Development	Manufacturing	Manufacturing
Customer Service

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 4.6(a)
MANUFACTURING CHANGES
A. Documentation: All process changes must be documented and approved by management level representatives from the departments applicable to the process change, including but not limited to, Process Development, Manufacturing, and Quality Assurance. DSM and Martek will each maintain a log of all process changes, which will be accessible to the other party. Process changes are permanent modifications made to the manufacturing and testing processes. Temporary process deviations will be appropriately documented by each party in the applicable production and testing records and addressed by the Committee.
B. Major vs. minor changes: Changes are categorized as “minor” or “major” process changes, as summarized in the examples below:
•	Minor changes (Any change that has an impact to yield or process efficiency)
•	Fermentation — *.

•	Pasteurization, Filtration, Extrusion and Drying — *.

•	Extraction and RBD — *.
•	Major changes (Any change that has or may have a detectable and significant effect on final product properties as specified in the product specification forms)
•	Fermentation — *.

•	Pasteurization, Filtration, Extrusion and Drying — *.

•	Extraction and RBD — *.
All changes not specified above must be discussed by the Quality Subcommittee with recommendation to the Steering Committee as appropriate.
C. Customer notification requirements:
•	Both parties will provide pre-notification of any change to production controls, processes and test methods to allow the other party to determine if a change is major or minor prior to implementation.
•	All major process and test method changes require approval of the other party prior to implementation.
•	Martek is responsible to determine if and when process or test method changes require customer notification within the Martek ARA Fields of Use.
•	Martek is responsible to determine if and when a process or test methods change requires regulatory review within the Martek ARA Fields of Use.
Version 4 — Modified July 13, 2009

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 4.6(b)
QUALIFICATION REQUIREMENTS

Physical Description		Method
Description:	Vegetable oil from m. alpina fungi
Appearance:	Clear, free-flowing liquid at 40° C	Visual
Color:	Light-medium yellow	Visual
Odor:	Characteristic (1)	Sensory panel evaluation

Fatty Acid Composition			Sensory Limits (1)
*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*
*	*	*	Stability
*	*	*	*
Others	—	*

Chemical Analyses	Units	Minimum	Maximum	Method
*	mg/g	*	*	*
*	%	*	*	*
*	meq/kg	*	*	*
*	—	*	*	*
*	—	*	*	*
*	%	*	*	*
*	%	*	*	*
*	%	*	*	*
*	%	*	*	*

Elemental Analyses
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*
*	ppm	*	*	*

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 6.1-A
BELVIDERE USAGES

Variable Cost Component	UOM	2009	2010	2011	2012	2013	2014

Dextrose	Kg/Unit	*	*	*	*	*	*
Yeast Extract	Kg/Unit	*	*	*	*	*	*
Electricity	kWh/Unit	*	*	*	*	*	*
Natural Gas	Dthm/Unit	*	*	*	*	*	*
The total of all other Variable Cost Components will be equal to $*/ Unit for each year (2010 - 2014). The Usages listed above are subject to adjustment based on the provisions of Sections 4.3(b), 4.6(d), and 6.3(c).

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 6.1-B
2009 DSM VARIABLE COSTS PER UNIT OF ARA

Capua	Units	Rate	Usage/Unit	Cost/Unit
Dextrose	€/Kg	*	*	*
Yeast Extract	€/Kg	*	*	*
Electricity	€/kWh	*	*	*
Natural Gas	€/mc	*	*	*
Other				*

*

			@ $*/€	*

Belvidere	Units	Rate	Usage/Unit	Cost/Unit
Dextrose	$/Kg	*	*	*
Yeast Extract	$/Kg	*	*	*
Electricity	$/kWh	*	*	*
Natural Gas	$/Dthm	*	*	*
Other				*

*

	2009 Volume (MT)	Total Cost (000s)
Capua	*	*
Belvidere	*	*

Total	*	*

Weighted average Variable Cost per Unit of ARA		*

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 6.2-A
2009 QUARTERLY RECONCILIATION FORMAT
2009 Quarterly Reconciliation

Total (Credit)/Debit	€	*	€	*
2009 Budgeted Price per Kg of 40% ARA Crude Oil

DSM Fixed Costs			$	*
DSM Variable Costs			$	*
DSM Mark Up			$	*

Budgeted Price (Kg)	€	*	$	*

		*		*
		-		-
Conversion Factor (Biomass:Crude Oil)		*		*
Budgeted Biomass Price (Kg)	€	*	$	*
Volume and Currency Reconciliation

Total 40% Crude Oil Extracted (Kg)		*
* Volume Split		*		*

Total Amounts Due	€	*	$	*
Invoice Amounts Paid	€	*	$	*

					$	*	(Credit)/Debit
					€	*	(Credit)/Debit
Rate Reconciliation

Budgeted
*	Budget Rate		Actual Rate		Usage		Delta
*	€	*	€	*	*		€	*
*	€	*	€	*	*		€	*
*	€	*	€	*	*		€	*
*	€	*	€	*	*	+	€	*

							€	*	Total Delta
						X		*	Crude Oil (Kg)

							€	*	(Credit)/Debit
*
*	$	*	$	*	*		$	*
*	$	*	$	*	*		$	*
*	$	*	$	*	*		$	*
*	$	*	$	*	*		$	*

							$	*	Total Delta
								*	Crude Oil (Kg)

							$	*	(Credit)/Debit

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
RBD Yield Reconciliation

Total 40% Crude Oil In (Kg)		*
Total 40% Finished Oil Out (Kg)		*	*	Yield
Total 40% Finished Oil Expected (Kg)		*	*	Yield
-
40% Finished Oil Difference		*
40% Crude Oil Difference		*

50% of Variable Costs	$	*
100% of DSM Mark Up	$	*

50% Variable Cost + 100% DSM Mark Up	$	*

					$	*	(Credit)/Debit

Martek Profit Sharing Fee (Q4 only)	$	*	Debit

DSM ARA Field of Use & Adult ARA Applications Royalty (Q4 only)	$	*	(Credit)
Adjusted Annual Fixed Costs Reconciliation (Q4 only)

Total 40% Crude Oil Delivered to Martek (Kg)		*	(excluding Carryover Units)
Total 40% Crude Oil Produced by DSM (Kg)		*	(excluding Carryover Units)
*

Agreed Annual Fixed Costs	$	*

Adjusted Annual Fixed Costs	$	*
Aggregate Agreed Annual Fixed Costs per Unit of ARA paid	$	*
			$ *	(Credit)/Debit

Note:	the above reconciliation format example illustrates common calculations, but does not include all possible reconciliation lines.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement
SCHEDULE 6.2-B
2010-2014 QUARTERLY RECONCILIATION FORMAT
2010 Quarterly Reconciliation

Total (Credit)/Debit	€	*	€	*
2010 Budgeted Price per Kg of 40% ARA Crude Oil

DSM Fixed Costs			$	*
DSM Variable Costs			$	*
DSM Mark Up			$	*

Budgeted Price (Kg)	€	*	$	*

*
		-		-
Conversion Factor (Biomass:Crude Oil)				*
Budgeted Biomass Price (Kg)			$	*
Volume and Currency Reconciliation

Total 40% Crude Oil Extracted (Kg)		*
25%-75% Volume Split		*		*

Total Amounts Due	€	*	$	*
Invoice Amounts Paid	€	*	$	*

					$	*	(Credit)/Debit
					€	*	(Credit)/Debit
Rate Reconciliation

Budgeted
*	Budget Rate		Actual Rate		Usage	Delta
*	$	*	$	*	*	$	*
*	$	*	$	*	*	$	*
*	$	*	$	*	*	$	*
*	$	*	$	*	*	$	*

						$	*	Total Delta
							*	Crude Oil (Kg)

						$	*	(Credit)/Debit
RBD Yield Reconciliation

Total 40% Crude Oil In (Kg)		*
Total 40% Finished Oil Out (Kg)		*	*	Yield
Total 40% Finished Oil Expected (Kg)		*	*	Yield
-
40% Finished Oil Difference		*
40% Crude Oil Difference		*

50% of Variable Costs	$	*
100% of DSM Mark Up	$	*

50% Variable Cost + 100% DSM Mark Up	$	*

				$ *	(Credit)/Debit

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

Schedules to the First Amended and Restated ARA Alliance, Purchase and Production Agreement

Martek Profit Sharing Fee (Q4 only)	$	*	Debit

DSM ARA Field of Use & Adult ARA Applications Royalty (Q4 only)	$	*	(Credit)
Adjusted Annual Fixed Costs Reconciliation (Q4 only)

Total 40% Crude Oil Delivered to Martek (Kg)		*	(excluding Carryover Units)
Total 40% Crude Oil Produced by DSM (Kg)		*	(excluding Carryover Units)

*

Agreed Annual Fixed Costs	$	*

Adjusted Annual Fixed Costs	$	*
Aggregate Agreed Annual Fixed Costs per Unit of ARA paid	$	*

				$	*	(Credit)/Debit

Note:	the above reconciliation format example illustrates common calculations, but does not include all possible reconciliation lines.

*
The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

SCHEDULE 6.3(a)
DSM FIXED COSTS PAYMENT CALCULATION IN THE EVENT OF DSM SHORTFALLS
*

Example 1
Units of ARA forcasted for purchase (prior Nov)		*
Agreed Annual Fixed Costs	$	*
Agreed Annual Fixed Costs per Unit of ARA	$	*
Units of ARA delivered to Martek		*
Total Units of ARA produced by DSM		*
Ratio of Units of ARA delived to produced		*
(A) Adjusted Annual Fixed Costs	$	*
(B) Aggregate sum of DSM Fixed Costs paid	$	*

Difference to be paid to DSM	$	*

Example 2	Year 1-Q1		Year 1-Q2	Year 1-Q3	Year 1-Q4		Year 2-Q1		Year 2-Q2	Year 2-Q3		Year 2-Q4
Units of ARA forcasted for purchase (prior Nov)		*						*
Agreed Annual Fixed Costs	$	*					$	*
Agreed Annual Fixed Costs per Unit of ARA	$	*					$	*
Units of ARA requested in Martek Firm Order		*	*	*		*		*	*		*		*
Units of ARA delivered to Martek		*	*	*		*		*	*		*		*
DSM Shortfall		*	*	*		*		*	*		*		*
Cumulative four (4) Rolling DSM Shortfall		*	*	*		*		*	*		*		*
Units of ARA delivered to Martek						*							*
Total Units of ARA produced by DSM						*							*
Ratio of Units of ARA delived to produced						*							*
Adjusted Annual Fixed Costs					$	*						$	*
Units of ARA requesed in Martek Firm Orders						*							*
Shortfall Fixed Costs per Unit of ARA					$	*						$	*
(A) Adjusted Annual Fixed Costs					$	*
(B) Aggregate sum of DSM Fixed Costs paid					$	*

Difference to be paid to DSM					$	*			(Credit) to Martek	$	*

Shortfall Fixed Costs					$	*						$	*
Aggregate sum of DSM Fixed Costs paid				*	$	*					-	$	*

6.3(a)(ii) (Credit)/Debit						$—						$	*

Units of ARA produced and sold by Martek > 40,000 Units						*							*
Shortfall Fixed Costs per Unit of ARA				x	$	*					x	$	*

6.3(a)(i)(X)Debit					$	*						$	*

DSM Mark Up per Unit of ARA					$	*						$	*
Adjusted DSM Variable Cost per Unit of ARA					$	*						$	*
Shortfall Fixed Costs per Unit of ARA					$	*					+	$	*

Sum					$	*					=	$	*
Third party price per Unit of ARA											-	$	*

Difference					$	*					=	$	*
Units of ARA produced by a third party and sold by Martek > 40,000 Units						*					x		*
6.3(a)(i)(Y) Debit					$	*					=	$	*

Total (Credit)/Debit					$	*						$	*

SCHEDULE 9.4(d)-1
ANNUAL DEPRECIATION OF UNDEPRECIATED * COSTS

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Total Beginning Book Value of Undepreciated * Costs	*	*	*	*	*	*	*	*	*	*

Fermentors and Equipment
Phase 1 Project	*	*	*	*	*	*	*	*	*	*
Phase 2 Project	*	*	*	*	*	*	*	*	*	*
Fire Upgrades	*	*	*	*	*	*	*	*	*	*

Building
Phase 1 Project	*	*	*	*	*	*	*	*	*	*
Phase 2 Project	*	*	*	*	*	*	*	*	*	*

Additional ARA Investments
Prior to 2009	*	*	*	*	*	*	*	*	*	*

Total Ending Book Value of Undepreciated * Costs	*	*	*	*	*	*	*	*	*	*
DSM’s capital costs for Approved Expansion Plans and Approved Capital Assets shall be depreciated on a straight-line basis over a * period starting at the time such expansion is placed into production. The final amount is subject to verification by Martek including, at Martek’s option, an independent audit of such amount.

SCHEDULE 9.4(d)-2
ANNUAL DEPRECIATION OF UNDEPRECIATED PRE-2004 COSTS

	2009	2010	2011	2012	2013	2014	2015
Total Beginning Book Value of Undepreciated Pre-2004 Costs	*	*	*	*	*	*	*

Fermentors and Equipment
Phase 1 Existing	*	*	*	*	*	*	*
Phase 2 Existing	*	*	*	*	*	*	*

Building
Phase 1 Existing	*	*	*	*	*	*	*
Phase 2 Existing	*	*	*	*	*	*	*

Shared Assets
Pilot Plant	*	*	*	*	*	*	*
Utilities	*	*	*	*	*	*	*

Total Ending Book Value of Undepreciated Pre-2004 Costs	*	*	*	*	*	*	*
The above listed DSM’s capital costs shall be depreciated as indicated above. The final amount is subject to verification by Martek including, at Martek’s option, an independent audit of such amount. The shared asset values reflect 50% of the actual book value allocated to Martek.